Specification No. 1209658
Contract (P.O.) No. 191993
Vendor No. 53271022
Federal-Funded

PROFESSIONAL SERVICES AGREEMENT

BETWEEN

THE CITY OF CHICAGO
DEPARTMENT OF PUBLIC HEALTH

AND

COLD CHAIN TECHNOLOGY SERVICES, LLC

EMERGENCY POWER PLATFORM MAINTENANCE/SUSTAINMENT OF MONITORING SYSTEMS, QUALITY ASSURANCE QUALITY CONTROL (QAQC) MONITORING OF PHARMACEUTICAL STORAGE FACILITIES AND INVENTORY MANAGEMENT SYSTEMS (IMS) /SUSTAINMENT/HOSTING SERVICES

LORI E. LIGHTFOOT
MAYOR

AILEEN VELAZQUEZ
CHIEF PROCUREMENT OFFICER

Table of Contents

ARTICLE 1. INTRODUCTION

This Contract is entered into as of the ________day of ___________________, 2023 ("Effective Date") by and between Cold Chain Technology Services, LLC, a Texas corporation ("Contractor"), and the City of Chicago ("City"), a municipal corporation and home rule unit of local government existing under the Constitution of the State of Illinois, acting through its Department of Public Health ("Department"), at Chicago, Illinois.

The City of Chicago advertised a Request for Proposal (RFP) for Emergency Power Platform Maintenance/Sustainment of Monitoring Systems Quality Assurance, Quality Control (QAQC) Monitoring of Pharmaceutical Storage Facilities, and Inventory Management Systems (IMS) Sustainment/Hosting Services Specification Number 1209658, evaluated proposals, and selected the Contractor as the most qualified Respondent to provide the aforementioned services, based on its proposal submitted in response to the RFP. Contractor agrees to perform the requested Services in accordance with the terms of the Contract, as further detailed in Exhibit 1, Scope of Work.

The Contractor warrants that it is ready, willing and able to perform as of the effective date of this Contract to the full satisfaction of the City.

NOW, THEREFORE, the City and the Contractor Agree as Follows:

ARTICLE 2. INCORPORATION OF EXHIBITS:

The following attached Exhibits are made a part of this agreement:

- Exhibit 1: Scope of Work
- Exhibit 2: Compensation
- Exhibit 3: Insurance Certificate of Coverage
- Exhibit 4: Economic Disclosure Statement and Affidavit
- Exhibit 5: MBE/WBE Compliance Plan
- Exhibit 6: Sexual Harassment Policy Affidavit (MCC 2-92-612)
- Exhibit 7: Contractual Requirements Related to HIPAA
- Exhibit 8: Data Policy/Data With Contractor
- Exhibit 9: Federally Required Terms
- Exhibit 10: Supplemental Contract Terms Relating to Executive Order 2021-2
- Exhibit 11: City of Chicago Travel Policy

ARTICLE 3. STANDARD TERMS AND CONDITIONS

3.1. General Provisions

3.1.1. Definitions

"Addendum" is an official revision of the Bid Documents issued by the Chief Procurement Office prior to Bid Opening Date.

"Airports" means Chicago O'Hare International Airport and Chicago Midway International Airport.

"Airside" means, generally, those areas of an Airport which requires a person to pass through a security checkpoint to access. References to "sterile areas" generally mean Airside areas within terminal buildings. References to "Airfield", "Aircraft Operations Area", "AOA", or **"Secured areas"** generally mean outdoor Airside areas or areas not accessible to passengers.

"Attachments" are all the exhibits and other documents attached to the Bid Documents and/or incorporated into the Contract by reference.

"Bid" refers to an offer made by a Bidder in response to an invitation for bids which includes a binding proposal to perform the Contract which the City may rely on and accept, or in the case of an RFP or RFQ, the submission/proposal in response to that solicitation which may be subject to negotiation.

"Bidder" is a person, firm, or entity submitting a Bid in response to an invitation for bids; for RFPs and RFQs, references may be made to "Respondents." Once the Contract is awarded the Contractor shall assume that all references to a Bidder or Respondent and such attendant obligations apply to the Contractor.

"Bid Opening Date" is the date and time publicly advertised by the Chief Procurement Officer as the deadline for submission of Bids; this may be referred to as a "Proposal Due Date" for RFP and RFQ solicitations.

"Bid Documents" means all the documents issued by the Chief Procurement Officer, or referenced by the Chief Procurement Officer as being available on the City's website and incorporated by such reference, in connection with an invitation for bids or proposals. Except for such Bid Documents as are posted on the City's website and incorporated by reference, all Bid Documents must be submitted by a bidder on the Bid Opening Date.

"Business Day" means business days (Monday through Friday, excluding legal holidays, or City shut-down days) in accordance with the City of Chicago business calendar.

"Calendar Day" means all calendar days in accordance with the world-wide accepted calendar.

"Chief Procurement Officer" abbreviated as "CPO" means the chief executive of the City's Department of Procurement Services ("DPS"), and any representative duly authorized in writing to act on the Chief Procurement Officer's behalf.

"**City"** means the City of Chicago, a municipal corporation and home rule government under Sections 1 and 6(a), Article VII, of the 1970 Constitution of the State of Illinois.

"Commissioner" means the chief executive of any City department that participates in this Contract (regardless of the actual title of such chief executive), and any representative duly authorized in writing to act on the Commissioner's behalf with respect to this Contract.

"Contact Person" means the Contractor's management level personnel who will work as liaison between the City and the Contractor and be available to respond to any problems that may arise in connection with Contractor's performance under the Contract.

"Contract" or "Agreement" means, upon notice of award from the CPO, the contract consisting of this Professional Services Agreement, all Bid Documents relating to a specific invitation for bids or proposals,

and all amendments, modifications, or revisions made from time to time in accordance with the terms thereof. All such documents comprising the Contract are referred to as the "Contract Documents".

"Contractor" means the Bidder or Proposer (person, firm, or entity) that is awarded the Contract by the CPO. Any references to the Bidder or Proposer in the Contract Documents is understood to apply to the Contractor.

"Department" which may also be referred to as the using/user Department is the City Department which appears on the applicable Purchase Order Release for goods, work, or services provided under this Contract.

"Detailed Specifications" refers to the contract specific requirements that includes but is not limited to a detailed description of the scope, term, compensation, price escalation, and such other additional terms and conditions governing this specific Contract.

"Holidays" refers to the official City Holidays when the City is generally closed for business which includes: New Year's Day, Dr. Martin Luther King Jr.'s Birthday, Lincoln's Birthday, President's Day, Pulaski Day, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day, and Christmas Day.

"MCC" is the abbreviation for the Municipal Code of Chicago.

"Party" or collectively "Parties" refers to the entities that have entered into this Contract including the Contractor and the City.

"Purchase Order" means a written purchase order from a Department referencing this Contract. Purchase Orders may also be referred to as "Blanket Releases".

"Services" refers to all work, services, and materials whether ancillary or as required by the Detailed Specifications that Contractor provides in performance of its obligations under this Contract.

"Specification" means the Bid Documents, including but not limited to the Detailed Specifications.

"Subcontractor" means any person or entity with whom the Contractor contracts to provide any part of the goods, services or work to be provided by Contractor under the Contract, including subcontractors of any tier, suppliers and material men, whether or not in privity with the Contractor.

3.1.2. Interpretation of Contract

3.1.2.1. Order of Precedence

The order of precedence of the component contract parts will be as follows:

- If funded by the Federal government or State of Illinois, terms required by the Federal Government or State of Illinois, as applicable, whether set out in this document, in a Task Order Request (if applicable), or otherwise.
- Standard provisions and form provisions relating to this procurement type
- Scope of Work and Detailed Specifications
- Task Order (if applicable)
- All other parts of this Contract.

Provided, however, in the event of an inconsistency between terms set out among different component parts of the Contract, or terms set out within a Contract part, notwithstanding the order of precedence noted above, the term that is most favorable to the City controls, unless expressly stated otherwise.

3.1.2.2. Interpretation and Rules

Unless a contrary meaning is specifically noted elsewhere, the phrases "as required", "as directed", "as permitted", and similar words mean the requirements, directions, and permissions of the Commissioner or CPO, as applicable. Similarly, the words "approved", "acceptable", "satisfactory",

and similar words mean approved by, acceptable to, or satisfactory to the Commissioner or the CPO, as applicable.

The words "necessary", "proper", or similar words used with respect to the nature or extent of work or services mean that work or those services must be conducted in a manner, or be of a character which is necessary or proper for the type of work or services being provided in the opinion of the Commissioner and the CPO, as applicable. The judgment of the Commissioner and the CPO in such matters will be considered final.

Wherever the imperative form of address is used, such as "provide equipment required" it will be understood and agreed that such address is directed to the Contractor unless the provision expressly states that the City will be responsible for the action.

3.1.2.3. Severability
The invalidity, illegality, or unenforceability of any one or more phrases, sentences, clauses, or sections in this Contract does not affect the remaining portions of this Contract.

3.1.2.4. Entire Contract
The Contract Documents constitute the entire agreement between the parties and may not be modified except by the subsequent written agreement of the parties.

3.1.3. Subcontracting and Assignment

3.1.3.1. No Assignment of Contract
Pursuant to 65 ILCS 8-10-14, Contractor may not assign this Contract without the prior written consent of the CPO. In no case will such consent relieve the Contractor from its obligations, or change the terms of the Contract. The Contractor must notify the CPO, in writing, of the name of any proposed assignee and the reason for the assignment; consent to which is solely in the CPO's discretion.

3.1.3.2. Subcontracts
No part of the goods, work, or services to be provided under this Contract may be subcontracted without the prior written consent of the CPO; but in no case will such consent relieve the Contractor from its obligations, or change the terms of the Contract. Further, substitution of a previously approved Subcontractor without the prior written consent of the CPO is not permitted. The Contractor must notify the CPO of the names of all Subcontractors to be used and shall not employ any that the CPO has not approved. Prior to proposing the use of a certain Subcontractor, the Contractor must verify that neither the Subcontractor nor any of its owners is debarred from or otherwise ineligible to participate on City contracts. This information can be found on the City's website:
http://www.cityofchicago.org/city/en/depts/dps/provdrs/comp/svcs/debarred_firms_list.html

The Contractor will only subcontract with competent and responsible Subcontractors. If, in the judgment of the Commissioner or the CPO, any Subcontractor is careless, incompetent, violates safety or security rules, obstructs the progress of the services or work, acts contrary to instructions, acts improperly, is not responsible, is unfit, is incompetent, violates any laws applicable to this Contract, or fails to follow the requirements of this Contract, then the Contractor will, immediately upon notice from the Commissioner or the CPO, discharge or otherwise remove such Subcontractor and propose an acceptable substitute for CPO approval. Removal and substitution must be in compliance with any applicable requirements of the MBE/WBE or DBE program.

All subcontracts and all approvals of Subcontractors are, regardless of their form, considered conditioned upon performance by the Subcontractor in accordance with the terms and conditions of this Contract. Upon request of the City, Contractor must promptly provide a copy of its agreement(s) with its subcontractor(s). All subcontracts must contain provisions that require the subcontracted activity be performed in strict accordance with the requirements of this Contract,

provide that the Subcontractors are subject to all the terms of this Contract, and are subject to the approval of the CPO. If the subcontract agreements do not prejudice any of the City's rights under this Contract, such agreements may contain different provisions than are provided in this Contract with respect to extensions of schedule, time of completion, payments, guarantees and matters not affecting the quality of the activity to be performed.

3.1.3.3. No Pledging or Assignment of Contract Funds Without City Approval

The Contractor may not pledge, transfer, or assign any interest in this Contract or contract funds due or to become due without the prior written approval of the CPO. Any such attempted pledge, transfer, or assignment, without the prior written approval of the CPO is void as to the City and will be deemed an event of default under this Contract.

3.1.3.4. City's Right to Assign

The City expressly reserves the right to assign or otherwise transfer all or any part of its interests in this Contract without the consent or approval of the Contractor.

3.1.3.5. Assigns

All of the terms and conditions of this Contract are binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors, transferees, and assigns.

3.1.4. Contract Governance

3.1.4.1. Governing Law and Jurisdiction

This Contract will be governed in accordance with the laws of the State of Illinois, without regard to choice of law principles. The Contractor hereby irrevocably submits, and will cause its Subcontractors to submit, to the original jurisdiction of those State or Federal courts located within the County of Cook, State of Illinois, with regard to any controversy arising out of, relating to, or in any way concerning the execution or performance of this Contract and irrevocably agrees to be bound by any final judgment rendered thereby from which no appeal has been taken or is available. The Contractor irrevocably waives any objection (including without limitation any objection of the laying of venue or based on the grounds of forum non conveniens) which it may now or hereafter have to the bringing of any action or proceeding with respect to this Contract in the jurisdiction set forth above.

3.1.4.2. Consent to Service of Process

The Contractor agrees that service of process on the Contractor may be made, at the option of the City, either by registered or certified mail addressed to the applicable office as provided for in this Contract, by registered or certified mail addressed to the office actually maintained by the Contractor, or by personal delivery on any officer, director, or managing or general agent of the Contractor. The Contractor designates and appoints the representative identified on the signature page hereto under the heading "Designation of Agent for Service Process", as its agent in Chicago, Illinois, to receive on its behalf service of all process (which representative will be available to receive such service at all times), such service being hereby acknowledged by such representative to be effective and binding service in every respect. Said agent may be changed only upon the giving of written notice by the Contractor to the City of the name and address of a new Agent for Service of Process who works within the geographical boundaries of the City of Chicago. Nothing herein will affect the right to serve process in any other manner permitted by law or will limit the right of the City to bring proceedings against the Contractor in the courts of any other jurisdiction.

3.1.4.3. Cooperation by Parties and between Contractors

The Parties hereby agree to act in good faith and cooperate with each other in the performance of this Contract. The Contractor further agrees to implement such measures as may be necessary to ensure that its staff and its Subcontractors will be bound by the provisions of this Contract. The City will be expressly identified as a third party beneficiary in the subcontracts and granted a direct right of enforcement thereunder.

Unless otherwise provided in Detailed Specifications, if separate contracts are let for work within or adjacent to the project site as may be further detailed in the Contract Documents, each Contractor must perform its Services so as not to interfere with or hinder the progress of completion of the work being performed by other contractors.

Each Contractor involved shall assume all liability, financial or otherwise, in connection with its contract, and shall protect and hold harmless the City from any and all damages or claims that may arise because of inconvenience, delay, or loss experienced by the Contractor because of the presence and operations of other contractors working within the limits of its work or Services. Each Contractor shall assume all responsibility for all work not completed or accepted because of the presence and operations of other contractors.

The Contractor must as far as possible, arrange its work and space and dispose of the materials being used, so as not to interfere with the operations of the other contractors within or adjacent to the limits of the project site.

3.1.4.4. No Third Party Beneficiaries
The parties agree that this Contract is solely for the benefit of the parties and nothing herein is intended to create any third party beneficiary rights for subcontractors or other third parties.

3.1.4.5. Independent Contractor
This Contract is not intended to and does not constitute, create, give rise to, or otherwise recognize a joint venture, partnership, corporation or other formal business association or organization of any kind between Contractor and the City. The rights and the obligations of the parties are only those set forth in this Contract. Contractor must perform under this Contract as an independent contractor and not as a representative, employee, agent, or partner of the City.

This Contract is between the City and an independent contractor and, if Contractor is an individual, nothing provided for under this Contract constitutes or implies an employer-employee relationship such that:

The City will not be liable under or by reason of this Contract for the payment of any workers' compensation award or damages in connection with the Contractor performing the Services required under this Contract.

Contractor is not entitled to membership in any City Pension Fund, Group Medical Insurance Program, Group Dental Program, Group Vision Care, Group Life Insurance Program, Deferred Income Program, vacation, sick leave, extended sick leave, or any other benefits ordinarily provided to individuals employed and paid through the regular payrolls of the City.

The City is not required to deduct or withhold any taxes, FICA or other deductions from any compensation provided to Contractor.

3.1.4.6. Authority
Execution of this Contract by the Contractor is authorized and signature(s) of each person signing on behalf of the Contractor have been made with complete and full authority to commit the Contractor to all terms and conditions of this Contract, including each and every representation, certification, and warranty contained herein, attached hereto and collectively incorporated by reference herein, or as may be required by the terms and conditions hereof. If other than a sole proprietorship, Contractor must provide satisfactory evidence that the execution of the Contract is authorized in accordance with the business entity(s rules and procedures.

3.1.4.7. Joint and Several Liability
In the event that Contractor, or its successors or assigns, if any, is comprised of more than one individual or other legal entity (or a combination thereof), then and in that event, each and every

obligation or undertaking herein stated to be fulfilled or performed by Contractor will be the joint and several obligation or undertaking of each such individual or other legal entity.

3.1.4.8. Notices

All communications and notices to the City from the Contractor must be faxed, delivered personally, electronically mailed or mailed first class, postage prepaid, to the Commissioner of the using Department that appears on the applicable Purchase Order, with a copy to the Chief Procurement Officer, Room 806, City Hall, 121 N. LaSalle Street, Chicago, Illinois 60602.

A copy of any communications or notices to the City relating to Contract interpretation, a dispute, or indemnification obligations shall also be sent by the same means set forth above to the Department of Law, Room 600, City Hall, 121 N LaSalle Street, Chicago, Illinois 60602.

All communications and notices from the City to the Contractor, unless otherwise provided for, will be faxed, delivered personally, electronically mailed or mailed first class, postage prepaid, to the Contractor care of the name and to the address listed on the Bid Documents' proposal page. If this contract was awarded through a process that does not use bid or proposal documents, notices to contractor will be sent to an address specified in the Contract.

3.1.4.9. Amendments

Following Contract award, no change, amendment, or modification of the Contract Documents or any part thereof, is valid unless stipulated in writing and signed by the Contractor, Mayor, CPO, and Comptroller, unless specifically allowed for by the Contract Documents.

3.1.4.10. No Waiver of Legal Rights

Neither the acceptance by the City, or any representative of the City, nor any payment for or acceptance of the whole or any part of the deliverables, nor any extension of time, nor any possession taken by the City, shall operate as a waiver by the City of any portion of the Contract, or of any power herein reserved or any right of the City to damages herein provided.

A waiver of any breach of the Contract shall not be held to be a waiver of any other or subsequent breach. Whenever under this Contract the City by a proper authority waives the Contractor's performance in any respect or waives a requirement or condition to either the City's or the Contractor's performance, the waiver so granted, whether express or implied, shall only apply to the particular instance and will not be deemed a waiver forever or for subsequent instance of the performance, requirement, or condition. No such waiver shall be construed as a modification of this Contract regardless of the number of time the City may have waived the performance, requirement, or condition.

3.1.4.11. Non-appropriation of Funds

Pursuant to 65 ILCS 5/8-1-7, any contract for the expenditure of funds made by a municipality without the proper appropriation is null and void.

If no funds or insufficient funds are appropriated and budgeted in any fiscal period of the City for payments to be made under this Contract, then the City will notify the Contractor of that occurrence and this Contract shall terminate on the earlier of the last day of the fiscal period for which sufficient appropriation was made or whenever the funds appropriated for payment under this Contract are exhausted.

No payments will be made to the Contractor under this Contract beyond those amounts appropriated and budgeted by the City to fund payments under this Contract.

3.1.4.12. Participation By Other Government Agencies

Other Local Government Agencies (defined below) may be eligible to participate in this Contract if (a) such agencies are authorized, by law or their governing bodies, to execute such purchases, (b) such authorization is consented to by the City of Chicago's CPO, and (c) such purchases have no net

adverse effect on the City of Chicago and result in no diminished services from the Contractor to the City's Departments.

Examples of such Local Government Agencies are: the Chicago Board of Education, Chicago Park District, City Colleges of Chicago, Chicago Transit Authority, Chicago Housing Authority, Chicago Board of Elections, Metropolitan Pier and Exposition Authority (McCormick Place, Navy Pier), and the Municipal Courts.

Said purchases will be made upon the issuance of a purchase order directly from the Local Government Agency. The City will not be responsible for payment of any amounts owed by any other Local Government Agencies, and will have no liability for the acts or omissions of any other Local Government Agency.

3.1.5. Confidentiality

All Deliverables and reports, data, findings or information in any form prepared, assembled or encountered by or provided by Contractor under this Contract are property of the City and are confidential, except as specifically authorized in this Contract or as may be required by law. Contractor must not allow the Deliverables to be made available to any other individual or organization without the prior written consent of the City. Further, all documents and other information provided to Contractor by the City are confidential and must not be made available to any other individual or organization without the prior written consent of the City. Contractor must implement such measures as may be necessary to ensure that its staff and its Subcontractors are bound by the confidentiality provisions contained in this Contract.

Contractor must not issue any publicity news releases or grant press interviews, and except as may be required by law during or after the performance of this Contract, disseminate any information regarding its Services or the project to which the Services pertain without the prior written consent of the Commissioner.

If Contractor is presented with a request for documents by any administrative agency or with a subpoena duces tecum regarding any records, data or documents which may be in Contractor's possession by reason of this Contract, Contractor must immediately give notice to the Commissioner, CPO and the Corporation Counsel for the City with the understanding that the City will have the opportunity to contest such process by any means available to it before the records or documents are submitted to a court or other third party. Contractor, however, is not obligated to withhold the delivery beyond the time ordered by the court or administrative agency, unless the subpoena or request is quashed or the time to produce is otherwise extended.

3.1.6. Indemnity

Contractor must defend, indemnify, keep and hold harmless the City, its officers, representatives, elected and appointed officials, agents and employees (collectively, the "Indemnified Parties,") from and against any and all Losses (as defined below), in consequence of the granting of this Contract or arising out of or being in any way connected with the Contractor's performance under this Contract, except as otherwise provided in 740 ILCS 35 "Construction Contract Indemnification for Negligence Act" if it applies, including those related to: injury, death or damage of or to any person or property; any infringement or violation of any property right (including any patent, trademark or copyright); failure to pay or perform or cause to be paid or performed Contractors covenants and obligations as and when required under this Contract or otherwise to pay or perform its obligations to any subcontractor; the City's exercise of its rights and remedies under this Contract; and injuries to or death of any employee of Contractor or any subcontractor under any workers compensation statute. When 740 ILCS 35 applies, indemnification provided by the Contractor to the Indemnified Parties will be to the maximum extent permitted under applicable law.

"Losses" means, individually and collectively, liabilities of every kind, including monetary damages and reasonable costs, payments and expenses (such as, but not limited to, court costs and reasonable

attorneys' fees and disbursements), claims, demands, actions, suits, proceedings, fines, judgments or settlements, any or all of which in any way arise out of or relate to the negligent or otherwise wrongful errors, acts, or omissions of Contractor, its employees, agents and subcontractors.

The Contractor will promptly provide, or cause to be provided, to the Commissioner and the Corporation Counsel copies of such notices as Contractor may receive of any claims, actions, or suits as may be given or filed in connection with the Contractor's performance or the performance of any Subcontractor and for which the Indemnified Parties are entitled to indemnification hereunder.

At the City Corporation Counsel's option, Contractor must defend all suits brought upon all such Losses and must pay all costs and expenses incidental to them, but the City has the right, at its option, to participate, at its own cost, in the defense of any suit, without relieving Contractor of any of its obligations under this Contract. Any settlement must be made only with the prior written consent of the City Corporation Counsel, if the settlement requires any action on the part of the City.

The Contractor shall be solely responsible for the defense of any and all claims, demands, or suits against the Indemnified Parties, including without limitation, claims by an employee, subcontractors, agents, or servants of Contractor even though the claimant may allege that the Indemnified Parties were in charge of the work or service performed under the Contract, that it involves equipment owned or furnished by the Indemnified Parties, or allege negligence on the part of the Indemnified Parties. The City will have the right to require Contractor to provide the City with a separate defense of any such suit.

To the extent permissible by law, Contractor waives any limits to the amount of its obligations to indemnify, defend or contribute to any sums due to third parties arising out of any Losses, including but not limited to any limitations on Contractor's liability with respect to a claim by any employee of Contractor arising under the Workers Compensation Act, 820 ILCS 305/1 *et seq*. or any other related law or judicial decision (such as, *Kotecki v. Cyclops Welding Corporation*, 146 Ill. 2d 155 (1991)). The City, however, does not waive any limitations it may have on its liability under the Illinois Workers Compensation Act, the Illinois Pension Code or any other statute.

The indemnities in this section survive expiration or termination of this Contract for matters occurring or arising during the term of this Contract or as the result of or during the Contractor's performance of work or services beyond the term. Contractor acknowledges that the requirements set forth in this section to indemnify, keep and save harmless and defend the City are apart from and not limited by the Contractor's duties under this Contract, including the insurance requirements set forth in the Contract.

3.1.7. Non-Liability of Public Officials

Contractor and any assignee or Subcontractor of Contractor must not charge any official, employee or agent of the City personally with any liability or expenses of defense or hold any official, employee or agent of the City personally liable to them under any term or provision of this Contract or because of the City's execution, attempted execution or any breach of this Contract.

3.1.8. Contract Extension For Continuity of Services

The City may extend this Contract once following the expiration of the contract term for up to 181 Calendar Days or until such time as a new contract has been awarded for the purpose of providing continuity of services and/or supply while procuring a replacement contract subject to acceptable performance by the Contractor and contingent upon the appropriation of sufficient funds. The CPO will give the Contractor notice of the City's intent to exercise its option to renew the Contract for the approaching option period. Whether or not the extension option is used, Contractor must cooperate with the City for orderly transition of services at the end of the Contract term.

3.2. Compensation Provisions

3.2.1. Ordering, Invoices, and Payment

3.2.1.1. Purchase Orders

Requests for work, services or goods in the form of a Purchase Order will be issued by the Department and sent to the Contractor to be applied against the Contract. The Contactor must not honor any order(s), perform work or services or make any deliveries of goods without receipt of a Purchase Order issued by the City of Chicago. Any work, services, or goods provided by the Contractor without a Purchase Order is made at the Contractor's risk. Consequently, in the event such Purchase Order is not provided by the City, the Contractor releases the City from any liability whatsoever to pay for any work, services, or goods provided without said Purchase Order.

Purchase Orders will indicate quantities ordered for each line item, unit/total cost, shipping address, delivery date, fund chargeable information, catalog information (if applicable), and other pertinent instructions regarding performance or delivery.

3.2.1.2. Invoices
If required by the Scope of Work / Detailed Specifications, original invoices must be sent by the Contractor to the Department to apply against the Contract. Invoices must be submitted in accordance with the mutually agreed upon time period with the Department. All invoices must be signed, dated and reference the City's Purchase Order number and Contract number. A signed work ticket, time sheets, manufacturer's invoice, if applicable, or any documentation requested by the Commissioner must accompany each invoice. If a Contractor has more than one contract with the City, separate invoices must be prepared for each contract in lieu of combining items from different contracts under the same invoice. Invoice quantities, description of work, services or goods, unit of measure, pricing and/or catalog information must correspond to the items on the accepted Price List or Proposal Pages or of the Bid Documents. If invoicing Price List/Catalog items, indicate Price List/Catalog number, item number, Price List/Catalog date and Price List/Catalog page number on the invoice.

3.2.1.3. Payment
The City will process payment within sixty (60) calendar days after receipt of invoices and all supporting documentation necessary for the City to verify the satisfactory delivery of work, services or goods to be provided under this Contract.

Contractor may be paid, at the City's option, by electronic payment method. If the City elects to make payment through this method, it will so notify the Contractor, and Contractor agrees to cooperate to facilitate such payments by executing the City's electronic funds transfer form, available for download from the City's website at:
http://www.cityofchicago.org/content/dam/city/depts/fin/supp_info/DirectDepositCityVendor.pdf.
The City reserves the right to offset mistaken or wrong payments against future payments.

The City will not be obligated to pay for any work, services or goods that were not ordered with a Purchase Order or that are non-compliant with the terms and conditions of the Contract Documents. Any goods, work, or services which fail tests and/or inspections are subject to correction, exchange or replacement at the cost of the Contractor.

3.2.1.4. Electronic Ordering and Invoices
The Contractor will cooperate in good faith with the City in implementing electronic ordering and invoicing, including but not limited to price lists/catalogs, purchase orders, releases and invoices. The electronic ordering and invoice documents will be in a format specified by the City and transmitted by an electronic means specified by the City. Such electronic means may include, but are not limited to, disks, e-mail, EDI, FTP, web sites, and third party electronic services. The CPO reserves the right to change the document format and/or the means of transmission upon written notice to the Contractor. Contractor will ensure that the essential information, as determined by the CPO, in the electronic document, corresponds to that information submitted by the Contractor in its paper documents. The electronic documents will be in addition to paper documents required by this Contract, however, by written notice to the Contractor, the CPO may deem any or all of the

electronic ordering and invoice documents the official documents and/or eliminate the requirement for paper ordering and invoice documents.

3.2.1.5. City Right to Offset

The City may offset against any invoice from Contractor any costs incurred by the City as a result of event of default by Contractor under this Contract or otherwise resulting from Contractor's performance or non-performance under this Contract, including but not limited to any credits due as a result of over-billing by Contractor or overpayments made by the City. If the amount offset is insufficient to cover those costs, Contractor is liable for and must promptly remit to the City the balance upon written demand for it. This right to offset is in addition to and not a limitation of any other remedies available to the City.

3.2.1.6. Records

Upon request the Contractor must furnish to the City such information related to the progress, execution, and cost of the Services. All books and accounts in connection with this Contract must be open to inspection by authorized representatives of the City. The Contractor must make these records available at reasonable times during the performance of the Services and will retain them in a safe place and must retain them for a period that is the longer of five (5) years or as required by relevant retention schedules after the expiration or termination of the Contract.

3.2.1.7. Audits

3.2.1.7.1. City's Right to Conduct Audits

The City may, in its sole discretion, audit the records of Contractor or its Subcontractors, or both, at any time during the term of this Contract or within five years after the Contract ends, in connection with the goods, work, or services provided under this Contract. Each calendar year or partial calendar year may be deemed an "audited period".

3.2.1.7.2. Recovery for Over-Billing

If, as a result of such an audit, it is determined that Contractor or any of its Subcontractors has overcharged the City in the audited period, the City will notify Contractor. Contractor must then promptly reimburse the City for any amounts the City has paid Contractor due to the overcharges and, depending on the facts, also some or all of the cost of the audit, as follows:

If the audit has revealed overcharges to the City representing less than 5% of the total value, based on the contract prices, of the goods, work, or services provided in the audited period, then the Contractor must reimburse the City for 50% of the cost of the audit and 50% of the cost of each subsequent audit that the City conducts;

If, however, the audit has revealed overcharges to the City representing 5% or more of the total value, based on the contract prices, of the goods, work, or services provided in the audited period, then Contractor must reimburse the City for the full cost of the audit and of each subsequent audit.

Failure of Contractor to reimburse the City in accordance with the foregoing is an event of default under this Contract, and Contractor will be liable for all of the City's costs of collection, including any court costs and attorneys' fees.

3.2.2. Subcontractor Payment Reports

The Contractor must report payments to Subcontractors on a monthly basis in the form of an electronic report. Upon the first payment issued by the City to the Contractor for services performed, on the first day of each month and every month thereafter, email and/or fax notifications will be sent to the Contractor with instructions to report payments to Subcontractors that have been made in the prior month. This information must be entered into the Certification and Compliance Monitoring System (C2), or whatever reporting system is currently in place, on or before the fifteenth (15th) day of each month.

Once the Contractor has reported payments made to each Subcontractor, including zero dollar amount payments, the Subcontractor will receive an email and/or fax notification requesting that they log into the system and confirm payments received.

All monthly confirmations must be reported on or before the twentieth (20th) day of each month. Contractor and Subcontractor reporting to the C2 system must be completed by the 25th of each month or payments may be withheld.

All contracts between the Contractor and its Subcontractors must contain language requiring the Subcontractors to respond to email and/or fax notifications from the City requiring them to report payments received from the Contractor.

Access to the Certification and Compliance Monitoring System (C2), which is a web-based reporting system, can be found at: https://chicago.mwdbe.com

(Note: This site works for reporting all Subcontractor payments regardless of whether they are MBE/WBE/DBE or non-certified entities.)

If a Subcontractor has satisfactorily performed in accordance with the requirements of the Contract, Contractor must pay Subcontractor for such work, services, or materials within seven (7) calendar days of Contractor receiving payment from the City. Failure to comply with the foregoing will be deemed an event of default.

3.2.3. Prompt Payment to Subcontractors

3.2.3.1. Incorporation of Prompt Payment Language in Subcontracts

Contractor must state the requirements of these Prompt Payment provisions in all Subcontracts and purchase orders. If Contractor fails to incorporate these provisions in all Subcontracts and purchase orders, the provisions of this Section are deemed to be incorporated in all Subcontracts and purchase orders. Contractor and the Subcontractors have a continuing obligation to make prompt payment to their respective Subcontractors. Compliance with this obligation is a condition of Contractor's participation and that of its Subcontractors on this Contract.

3.2.3.2. Payment to Subcontractors Within Seven Days

The Contractor must make payment to its Subcontractors **within 7 days** of receipt of payment from the City for each invoice.

Provided the Subcontractor's performance has met the terms of the Contract Documents, and that Subcontractor has submitted its request for payment to the Contractor with such documentation as is reasonably necessary to substantiate such performance, the Contractor shall bill the City for such performance when the Contractor is first authorized under the payment schedule of the Contract to submit an invoice to the City for such performance. Contractor may only invoice the City at the rates contained in the Contract Documents.

3.2.3.2.1. Reporting Failures to Promptly Pay

The City posts payments to prime contractors on the web at http://webapps.cityofchicago.org/VCSearchWeb/org/cityofchicago/vcsearch/controller/payments/begin.do?agencyId=city.

If the Contractor, without reasonable cause, fails to make any payment to its Subcontractors and material suppliers **within 7 days** after receipt of payment under a City contract, the Contractor shall pay to its Subcontractors and material suppliers, in addition to the payment due them, interest in the amount of 2% per month, calculated from the expiration of the 7-day period until fully paid.

In the event that a Contractor fails to make payment to a Subcontractor within the 7-day period required above, the Subcontractor may notify the City by submitting a report form that may be downloaded from the DPS website at:

http://www.cityofchicago.org/content/dam/city/depts/dps/ContractAdministration/StandardFormsAgreements/Failure_to_Promtly_Pay_Fillable_Form_3_2013.pdf

The report will require the Subcontractor to affirm that (a) its invoice to the Contractor was included in the payment request submitted by the contractor to the City and (b) Subcontractor has not, at the time of the report, received payment from the contractor for that invoice. The report must reference the payment (voucher) number posted on-line by the City in the notice of the payment to the contractor.

Subcontractors are hereby reminded that per Chapters 1-21, "False Statements," and 1-22, "False Claims," of the Municipal Code of Chicago, making false statements or claims to the City are violations of law and subject to a range of penalties including fines and debarment.

3.2.3.2.2. Whistleblower Protection

Contractor shall not take any retaliatory action against any Subcontractor for reporting non-payment pursuant to this Sub-Section 3.2.3. Any such retaliatory action is an event of default under this Contract and is subject to the remedies set forth in Section 3.5 hereof, including termination. In addition to those remedies, any retaliatory action by a contractor may result in a contractor being deemed non-responsible for future City contracts or, if, in the sole judgment of the Chief Procurement Officer, such retaliatory action is egregious, the Chief Procurement Officer may initiate debarment proceedings against the contractor. Any such debarment shall be for a period of not less than one year.

3.2.3.3. Liquidated Damages for Failure to Promptly Pay

Much of the City's economic vitality derives from the success of its small businesses. The failure by contractors to pay their subcontractors in a timely manner, therefore, is clearly detrimental to the City. Inasmuch as the actual damages to the City due to such failure are uncertain in amount and difficult to prove, Contractor and City agree that the Chief Procurement Officer may assess liquidated damages against contractors who fail to meet their prompt payment requirements. Such liquidated damages shall be assessed to compensate the City for any and all damage incurred due to the failure of the Contractor to promptly pay its subcontractors, and does not constitute a penalty. Any and all such liquidated damages collected by the City shall be used to improve the administration and outreach efforts of the City's Small Business Program.

3.2.3.4. Action by the City

Upon receipt of a report of a failure to pay, the City will issue notice to the contractor, and provide the contractor with an opportunity to demonstrate reasonable cause for failing to make payment within applicable period set forth in the Contract. The Chief Procurement Officer, in his or her sole judgment, shall determine whether any cause for nonpayment provided by a contractor is reasonable. In the event that the contractor fails to demonstrate reasonable cause for failure to make payment, the City shall notify the contractor that it will assess liquidated damages. Any such liquidated damages will be assessed according to the following schedule:

First Unexcused Report:	$50
Second Unexcused Report:	$100
Third Unexcused Report:	$250
Fourth Unexcused Report:	$500

3.2.3.5. Direct Payment to Subcontractors By City

The CPO may notify the Contractor that payments to the Contractor will be suspended if the CPO has determined that the Contractor has failed to pay any Subcontractor, employee, or workman, for work performed. If Contractor has not cured a failure to pay a Subcontractor, employee or

workman within 10 days after receipt of such notice, the CPO may request the Comptroller to apply any money due, or that may become due, to Contractor under the Contract to the payment of such Subcontractors, workmen, and employees and the effect will be the same, for purposes of payment to Contractor of the Contract Price, as if the City had paid Contractor directly.

Further, if such action is otherwise in the City's best interests, the CPO may (but is not obligated to) request that the Comptroller make direct payments to Subcontractors for monies earned on contracts and the effect will be the same, for purposes of payment to Contractor of the Contract Price, as if the City had paid Contractor directly. The City's election to exercise or not to exercise its rights under this paragraph shall not in any way affect the liability of the Contractor or its sureties to the City or to any such Subcontractor, workman, or employee upon any bond given in connection with such Contract.

3.2.4. General Price Reduction – Automatic Eligibility for General Price Reductions

If at any time after the Bid Opening Date the Contractor makes a general reduction in the price of any goods, services or work covered by the Contract to its customers generally, an equivalent price reduction based on similar quantities and/or considerations shall apply to the Contract for the duration of the contract period (or until the price is further reduced). Such price reduction will be effective at the same time and in the same manner as the reduction in the price to customers generally.

For purpose of this provision, a general price reduction will mean any reduction in the price of an article or service offered (1) to Contractor's customers generally, or (2) in the Contractor's price schedule for the class of customers, i.e., wholesalers, jobbers, retailers, etc., which was used as the basis for bidding on this Contract. An occasional sale at a lower price, or sale of distressed merchandise at a lower price, would not be considered a general price reduction under this provision.

The Contractor must invoice at such reduced prices indicating on the invoice that the reduction is pursuant to the General Price Reduction provision of the Contract. The Contractor, in addition, must within 10 calendar days of any general price reduction notify the CPO of such reduction by letter. Failure to do so will be an event of default. Upon receipt of any such notice of a general price reduction all participating Departments will be duly notified by the CPO.

Failure to notify the CPO of a General Price Reduction is an event of default, and the City's remedies shall include a rebate to the City of any overpayments.

3.3. Compliance With All Laws

3.3.1. General

Contractor must observe and comply with all applicable federal, state, county and municipal laws, statutes, regulations, codes, ordinances and executive orders, in effect now or later and as amended whether or not they appear in the Contract Documents.

Provisions required by law, ordinances, rules, regulations, or executive orders to be inserted in the Contract are deemed inserted in the Contract whether or not they appear in the Contract.

Contractor must pay all taxes and obtain all licenses, certificates, and other authorizations required in connection with the performance of its obligations hereunder, and Contractor must require all Subcontractors to also do so. Failure to do so is an event of default and may result in the termination of this Contract.

3.3.2. Certification of Compliance with Laws

By entering into this Contract with the City, Contractor certifies to the best of its knowledge and belief that it, its principals and any subcontractors used in the performance of this contract, meet City requirements and have not violated any City or sister agency policy, codes, state, federal, or local laws, rules or regulations and have not been subject to any debarment, suspension or other disciplinary action by any government agency. Additionally, if at any time the contractor becomes aware of such information, it must immediately disclose it to the City.

3.3.3. Federal Affirmative Action
It is an unlawful employment practice for the Contractor (1) to fail or refuse to hire or to discharge any individual, or otherwise to discriminate against any individual with respect to his compensation, or the terms, conditions, or privileges of his employment, because of such individuals race, color, religion, sex, age, handicap or national origin; or (2) to limit, segregate, or classify his employees or applicants for employment in any way which would deprive or tend to deprive any individual of employment opportunities or otherwise adversely affect his status as an employee, because of such individuals race, color, religion, sex, age, handicap or national origin.

Contractor must comply with The Civil Rights Act of 1964, 42 U.S.C. sec. 2000 et seq. (1988), as amended. Attention is called to: Exec. Order No. 11,246,30 Fed. Reg. 12,319 (1965), reprinted in 42 U.S.C. 2000(e) note, as amended by Exec. Order No. 11,375,32 Fed. Reg. 14,303 (1967) and by Exec. Order No. 12,086,43 Fed. Reg. 46,501 (1978); Age Discrimination Act, 42 U.S.C. sec. 61 01-61 06 (1988); Rehabilitation Act of 1973, 29 U.S.C. sec. 793-794 (1988); Americans with Disabilities Act, 42 U.S.C. sec. 12102 et seq.; and 41 C.F.R. Part 60 et seq. (1990); and all other applicable federal laws, rules, regulations and executive orders.

3.3.4. Civil Rights Act of 1964, Title VI, Compliance With Nondiscrimination Requirements
During the performance of this contract, the contractor, for itself, its assignees, and successors in interest (hereinafter referred to as the "contractor") agrees as follows:

3.3.4.1. Compliance with Federal Nondiscrimination Requirements
The contractor will comply with federal nondiscrimination laws, regulations, and authorities, as they may be amended from time to time ("Acts and Regulations"), which include:

- Title VI of the Civil Rights Act of 1964 (42 U.S.C. § 2000d et seq., 78 stat. 252), (prohibits discrimination on the basis of race, color, national origin);
- 49 CFR part 21 (Non-discrimination In Federally-Assisted Programs of The Department of Transportation—Effectuation of Title VI of The Civil Rights Act of 1964);
- Section 504 of the Rehabilitation Act of 1973, (29 U.S.C. § 794 et seq.), as amended, (prohibits discrimination on the basis of disability); and 49 CFR part 27;
- The Age Discrimination Act of 1975, as amended, (42 U.S.C. § 6101 et seq.), (prohibits discrimination on the basis of age);
- The Civil Rights Restoration Act of 1987, (PL 100-209), (Broadened the scope, coverage and applicability of Title VI of the Civil Rights Act of 1964, The Age Discrimination Act of 1975 and Section 504 of the Rehabilitation Act of 1973, by expanding the definition of the terms "programs or activities" to include all of the programs or activities of the Federal-aid recipients, sub-recipients and contractors, whether such programs or activities are Federally funded or not);
- Titles II and III of the Americans with Disabilities Act of 1990, which prohibit discrimination on the basis of disability in the operation of public entities, public and private transportation systems, places of public accommodation, and certain testing entities (42 U.S.C. §§ 12131 – 12189) as implemented by Department of Transportation regulations at 49 CFR parts 37 and 38;
- Executive Order 12898, Federal Actions to Address Environmental Justice in Minority Populations and Low-Income Populations, which ensures non-discrimination against minority populations by discouraging programs, policies, and activities with disproportionately high and adverse human health or environmental effects on minority and low-income populations;

- Executive Order 13166, Improving Access to Services for Persons with Limited English Proficiency, and resulting agency guidance, national origin discrimination under Title VI includes discrimination because of limited English proficiency (LEP). (70 Fed. Reg. at 74087 to 74100);
- Title IX of the Education Amendments of 1972, as amended, prohibits discrimination because of sex in education programs or activities (20 U.S.C. 1681 et seq);
- The Uniform Relocation Assistance and Real Property Acquisition Policies Act of 1970, (42 U.S.C. § 4601), (prohibits unfair treatment of persons displaced or whose property has been acquired because of Federal or Federal-aid programs and projects);
- Airport and Airway Improvement Act of 1982, (49 USC § 471, Section 47123), as amended, (prohibits discrimination based on race, religion, color, national origin, or sex in any activity carried out with a grant from the FAA).

3.3.4.2. Non-discrimination
The contractor, with regard to the work performed by it during the contract, will not discriminate on the grounds of race, color, or national origin in the selection and retention of subcontractors, including procurements of materials and leases of equipment. The contractor will not participate directly or indirectly in the discrimination prohibited by the Acts and the Regulations, including employment practices when the contract covers any activity, project, or program set forth in Appendix B of 49 CFR part 21 (Nondiscrimination in Federally-Assisted Programs of the US Department of Transportation).

3.3.4.3. Solicitations for Subcontracts, Including Procurements of Materials and Equipment
In all solicitations, either by competitive bidding, or negotiation made by the contractor for work to be performed under a subcontract, including procurements of materials, or leases of equipment, each potential subcontractor or supplier will be notified by the contractor of the contractor's obligations under this contract and the Acts and the Regulations relative to Non-discrimination on the grounds of race, color, or national origin.

3.3.4.4. Information and Reports
The contractor will provide all information and reports required by the Acts, the Regulations, and directives issued pursuant thereto and will permit access to its books, records, accounts, other sources of information, and its facilities as may be determined by the City or applicable federal agency (e.g. Federal Aviation Administration, Federal Highway Administration, Federal Transit Authority, Transportation Security Administration, Department of Housing and Urban Development, etc.) providing funding to the City department(s) on this contract to be pertinent to ascertain compliance with such Acts, Regulations, and instructions. Where any information required of a contractor is in the exclusive possession of another who fails or refuses to furnish the information, the contractor will so certify to the sponsor or the federal agency, as appropriate, and will set forth what efforts it has made to obtain the information.

3.3.4.5. Sanctions for Noncompliance
In the event of a contractor's noncompliance with the Non-discrimination provisions of this contract, the City will impose such contract sanctions as it or the relevant federal funding agency may determine to be appropriate, including, but not limited to:

A. Withholding payments to the contractor under the contract until the contractor complies; and/or

B. Cancelling, terminating, or suspending a contract, in whole or in part.

3.3.4.6. Incorporation of Provisions

The contractor will include the provisions of above paragraphs 3.3.4.1, "Compliance With Federal Nondiscrimination Requirements" through 3.3.4.6 "Incorporation of Provisions" in every subcontract, including procurements of materials and leases of equipment, unless exempt by the Acts, the Regulations and directives issued pursuant thereto. The contractor will take action with respect to any subcontract or procurement as the sponsor or the applicable federal agency may direct as a means of enforcing such provisions including sanctions for noncompliance. Provided, that if the contractor becomes involved in, or is threatened with litigation by a subcontractor, or supplier because of such direction, the contractor may request the sponsor to enter into any litigation to protect the interests of the sponsor. In addition, the contractor may request the United States to enter into the litigation to protect the interests of the United States.

3.3.5. Other Non-Discrimination Requirements

3.3.5.1. Illinois Human Rights Act

3.3.5.1.1. Generally

Contractor must comply with the Illinois Human Rights Act, 775 ILCS 5/1-1 01 et seq., as amended and any rules and regulations promulgated in accordance therewith, including, but not limited to the Equal Employment Opportunity Clause, 44 III. Admin. Code 750 Appendix A, and as further described below.

Contractor must comply with the Public Works Employment Discrimination Act, 775 ILCS 10/0.01 et seq., as amended; and all other applicable state laws, rules, regulations and executive orders.

3.3.5.1.2. State of Illinois Duties of Public Contractors (44 Ill. Admin. Code 750 et seq.)

Contractor shall comply with its obligations for public contractors under state law. These rules require that contractor examine all its job classifications to determine whether minorities or women are underutilized, and if underutilization exists in any job classification, the contractor must take appropriate affirmative action. 44 Ill. Admin. Code 750.110. Underutilization means "having fewer minority/female workers in a particular job classification than would reasonably be expected by their availability. 44 Ill. Admin. Code 750.120.

When required by the state rules, contractors shall develop and implement written affirmative action plans to overcome underutilization of minorities and/or women, including, at minimum, a description of the contractor's workforce analysis and goals and timetables for recruitment efforts, per 44 Ill. Admin. Code 750.130. Contractors shall also state in all solicitations that all applicants be afforded equal employment opportunity without discrimination ("because of race, color, religion, sex, marital status, national origin or ancestry, citizenship status, age, physical or mental disability unrelated to ability, sexual orientation, military status, order of protection status or unfavorable discharge from military service," 44 Ill. Admin. Code 750.150), and advise in writing their personnel, referral sources, and labor organizations of the contractor's obligations under state law and any affirmative action plan.

3.3.5.1.3. State of Illinois Equal Employment Opportunity Clause

In the event of the Contractor's non-compliance with the provisions of this Equal Employment Opportunity Clause or the Illinois Human Rights Act, the Contractor may be declared ineligible for future contracts or subcontracts with the State of Illinois or any of its political subdivisions or municipal corporations, and the contract may be cancelled or voided in whole or in part, and other sanctions or penalties may be imposed or remedies invoked as provided by statute or regulation. During the performance of this contract, the Contractor agrees as follows:

A) That Contractor will not discriminate against any employee or applicant for employment because of race, color, religion, sex, sexual orientation, marital status, order of protection status, national origin or ancestry, citizenship status, age, physical or mental disability unrelated to ability, military status or an unfavorable discharge from military service; and, further, that

he or she will examine all job classifications to determine if minority persons or women are underutilized and will take appropriate affirmative action to rectify any underutilization.

B) That, if Contractor hires additional employees in order to perform this contract or any portion of this contract, Contractor will determine the availability (in accordance with 44 Ill. Admin. Code Part 750) of minorities and women in the areas from which Contractor may reasonably recruit and Contractor will hire for each job classification for which employees are hired in a way that minorities and women are not underutilized.

C) That, in all solicitations or advertisements for employees placed Contractor or on Contractor's behalf, Contractor will state that all applicants will be afforded equal opportunity without discrimination because of race, color, religion, sex, sexual orientation, marital status, order of protection status, national origin or ancestry, citizenship status, age, physical or mental disability unrelated to ability, military status or an unfavorable discharge from military service.

D) That Contractor will send to each labor organization or representative of workers with which Contractor has or is bound by a collective bargaining or other agreement or understanding, a notice advising the labor organization or representative of the Contractor's obligations under the Illinois Human Rights Act and 44 Ill. Admin. Code Part 750. If any labor organization or representative fails or refuses to cooperate with the Contractor in Contractor's efforts to comply with the Act and this Part, the Contractor will promptly notify the Illinois Department of Human Rights and the City and will recruit employees from other sources when necessary to fulfill its obligations under the contract.

E) That Contractor will submit reports as required by 44 Ill. Admin. Code Part 750, furnish all relevant information as may from time to time be requested by the Illinois Department of Human Rights or the City, and in all respects comply with the Illinois Human Rights Act and 44 Ill. Admin. Code Part 750.

F) That Contractor will permit access to all relevant books, records, accounts and work sites by personnel of the City and the Illinois Department of Human Rights for purposes of investigation to ascertain compliance with the Illinois Human Rights Act and the Illinois Department of Human Rights's Rules and Regulations.

G) That Contractor will include verbatim or by reference the provisions of this clause in every subcontract awarded under which any portion of the contract obligations are undertaken or assumed, so that the provisions will be binding upon the subcontractor. In the same manner as with other provisions of this contract, the Contractor will be liable for compliance with applicable provisions of this clause by subcontractors; and further it will promptly notify the City and the Illinois Department of Human Rights in the event any subcontractor fails or refuses to comply with the provisions. In addition, the Contractor will not utilize any subcontractor declared by the Illinois Human Rights Commission to be ineligible for contracts or subcontracts with the State of Illinois or any of its political subdivisions or municipal corporations.

3.3.5.2. Chicago Human Rights Ordinance MCC Ch. 2- 6-10 (formerly MCC Ch. 2-160)
Contractor must comply with the Chicago Human Rights Ordinance, MCC Ch. 6-10, Sect. 2-10-010 et seq., as amended; and all other applicable municipal code provisions, rules, regulations and executive orders.

Contractor must furnish or shall cause each of its Subcontractors to furnish such reports and information as requested by the Chicago Commission on Human Relations.

3.3.5.3. City of Chicago Equal Employment Opportunity Goals MCC 2-92-390
The City has established by ordinance equal employment opportunity goals for construction projects with an estimated contract value of $100,000 or more. The City's yearly goals, as a percentage of construction aggregated work hours per category of worker, are as follows:

A) 25% by minority journeyworkers and apprentices;

B) 7% by women journey workers and apprentices;

C) 40% by minority laborers; and

D) 10% by women laborers.

The Contractor is encouraged to meet or exceed these goals. Contractor shall also comply with the State of Illinois equal employment opportunity requirements, as set forth above.

3.3.5.4. Business Enterprises Owned by People With Disabilities (BEPD)
Pursuant to MCC 2-92-586, Contractor is strongly encouraged to subcontract with businesses certified as business enterprises owned or operated by people with disabilities ("BEPD") as defined in that section or MCC 2-92-337, and to use BEPD businesses as suppliers.

3.3.6. Wages
Contractor must pay the highest of (1) prevailing wage/Davis-Bacon rate, if applicable; (2) minimum wage specified by Chicago Mayoral Executive Order 2014-1, as adjusted; (3) Chicago Minimum Wage rate specified by MCC Chapter 6-105, or (4) the highest applicable State or Federal minimum wage. The Chicago minimum wage rates and the Mayoral Executive Order wage rates increase on July 1 of each year and are posted on the City Website.

3.3.7. Economic Disclosure Statement and Affidavit and Appendix A ("EDS")
Pursuant to MCC Ch. 2-154 and 65 ILCS 5/8-10-8.5 any person, business entity or agency submitting a bid or proposal to or contracting with the City of Chicago will be required to complete the Disclosure of Ownership Interests in the EDS. Failure to provide complete or accurate disclosure will render this Contract voidable by the City.

Contractors must complete an online EDS prior to the Bid Opening Date. Contractors are responsible for notifying the City and updating their EDS any time there is a change in circumstances that makes any information provided or certification made in an EDS inaccurate, obsolete or misleading. Failure to so notify the City and update the EDS is grounds for declaring the Contractor in default, terminating the Contract for default, and declaring the Contractor ineligible for future contracts.

Contractor makes certain representations and certifications that the City relies on in its decision to enter into a contract. The Laws and requirements that are addressed in the EDS include the following:

3.3.7.1. Business Relationships With Elected Officials MCC Sect. 2-156-030(b)
Pursuant to MCC Sect. 2-156-030(b), it is illegal for any elected official, or any person acting at the direction of such official, to contact either orally or in writing any other City official or employee with respect to any matter involving any person with whom the elected official has any business relationship that creates a financial interest on the part of the official, or the domestic partner or spouse of the official, or from whom or which he has derived any income or compensation during the preceding twelve months or from whom or which he reasonably expects to derive any income or compensation in the following twelve months. In addition, no elected official may participate in any discussion in any City Council committee hearing or in any City Council meeting or vote on any matter involving the person with whom the elected official has any business relationship that creates a financial interest on the part of the official, or the domestic partner or spouse of the official, or from whom or which he has derived any income or compensation during the preceding twelve months or from whom or which he reasonably expects to derive any income or compensation in the following twelve months.

Violation of MCC Sect. 2-156-030 by any elected official with respect to this contract will be grounds for termination of this contract. The term financial interest is defined as set forth in MCC Chapter 2-156.

3.3.7.2. MCC 1-23 and 720 ILCS 5/33E Bribery, Debts, and Debarment Certification
The Contractor or each joint venture partner, if applicable, must complete the appropriate subsections in the EDS which certify that the Contractor or each joint venture partner, its agents, employees, officers and any subcontractors (a) have not been engaged in or been convicted of bribery or attempted bribery of a public officer or employee of the City of Chicago, the State of Illinois, any agency of the federal government or any state or local government in the United States or engaged in or been convicted of bid-rigging or bid-rotation activities as defined in this section as required by the Illinois Criminal Code; (b) do not owe any debts to the State of Illinois, in accordance with 65 ILCS 5/11-42.1-1 and (c) are not presently debarred or suspended; Certification Regarding Environmental Compliance; Certification Regarding Ethics and Inspector General; and Certification Regarding Court-Ordered Child Support Compliance.

Contractor, in performing under this contract shall comply with MCC Sect. 2-92-320, as follows:

No person or business entity shall be awarded a contract or sub-contract if that person or business entity: (a) has been convicted of bribery or attempting to bribe a public officer or employee of the City of Chicago, the State of Illinois, or any agency of the federal government or of any state or local government in the United States, in that officers or employee's official capacity; or (b) has been convicted of agreement or collusion among bidders or prospective bidders in restraint of freedom of competition by agreement to bid a fixed price, or otherwise; or (c) has made an admission of guilt of such conduct described in (a) or (b) above which is a matter of record but has not been prosecuted for such conduct; or (d) has violated MCC Sect. 2-92-610; or (e) has violated any regulation promulgated by the Chief Procurement Officer that includes ineligibility as a consequence of its violation; or (f) has committed, within a 24-month period, three or more violations of Chapter 6-105 of the MCC; or (g) has been debarred by any local, state or federal government agency from doing business with such government agency, for any reason or offense set forth in subsections (a), (b), or (c) of this section, or substantially equivalent reason or offense, for the duration of the debarment by such government agency.

For purposes of this section, where an official, agent or employee of a business entity has committed any offense under this section on behalf of such an entity and pursuant to the direction or authorization of a responsible official thereof, the business entity will be chargeable with the conduct.

One business entity will be chargeable with the conduct of an affiliated agency. Ineligibility under this section will continue for three (3) years following such conviction or admission. The period of ineligibility may be reduced, suspended, or waived by the CPO under certain specific circumstances. Reference is made to Section 2-92-320 for a definition of affiliated agency, and a detailed description of the conditions which would permit the CPO to reduce, suspend, or waive the period of ineligibility.

3.3.7.3. Federal Terrorist (No-Business) List
Contractor warrants and represents that neither Contractor nor an Affiliate, as defined below, appears on the Specially Designated Nationals List, the Denied Persons List, the Unverified List, the Entity List, or the Debarred List as maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or by the Bureau of Industry and Security of the U.S. Department of Commerce or their successors, or on any other list of persons or entities with which the City may not do business under any applicable law, rule, regulation, order or judgment.

"Affiliate" means a person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with Contractor. A person or entity will be deemed to be controlled by another person or entity if it is controlled in any manner whatsoever that results in control in fact by that other person or entity, either acting individually or

acting jointly or in concert with others, whether directly or indirectly and whether through share ownership, a trust, a contract or otherwise.

3.3.7.4. Governmental Ethics Ordinance 2-156

Contractor must comply with MCC Ch. 2-156, Governmental Ethics, including but not limited to MCC Sect. 2-156-120 pursuant to which no payment, gratuity or offer of employment will be made in connection with any City contract, by or on behalf of a subcontractor to the prime Contractor or higher tier subcontractor or any person associated therewith, as an inducement for the award of a subcontract or order. Any contract negotiated, entered into, or performed in violation of any of the provisions of this Chapter will be voidable as to the City.

3.3.7.5. Lobbyists

Contractor must comply with Chapter 2-156 of the Municipal Code. Contractor acknowledges that any Agreement entered into, negotiated or performed in violation of any of the provisions of Chapter 2-156, including any contract entered into with any person who has retained or employed a non-registered lobbyist in violation of Section 2-156-305 of the Municipal Code is voidable as to the City.

3.3.8. Restrictions on Business Dealings

3.3.8.1. Prohibited Interests in City Contracts

No member of the governing body of the City or other unit of government and no other officer, employee or agent of the City or other unit of government who exercises any functions or responsibilities in connection with the work or services to which this Contract pertains is permitted to have any personal interest, direct or indirect, in this Contract. No member of or delegate to the Congress of the United States or the Illinois General Assembly and no alderman of the City or City employee is allowed to be admitted to any share or part of this Contract or to any financial benefit to arise from it.

3.3.8.2. Conflicts of Interest

The Contractor covenants that it, and to the best of its knowledge, its subcontractors if any, presently have no interest and will not acquire any interest, direct or indirect, in any enterprise, project or contract which would conflict in any manner or degree with the performance of the work, services or goods to be provided hereunder. The Contractor further covenants that in the performance of the Contract no person having any such interest will be employed, either by Contractor or any subcontractor, to perform any work or services under the Contract or have access to confidential information.

If the City determines that the Contractor does have such a conflict of interest, the City will notify the Contractor in writing, stating the basis for its determination. The Contractor will thereafter have 30 days in which to respond with reasons why the Contractor believes a conflict of interest does not exist. If the Contractor does not respond or if the City still reasonably determines a conflict of interest to exist, the Contractor must terminate its interest in the other enterprise, project, or contract. Further, if the City in the reasonable judgment of the CPO or Commissioner determines that any subcontractor's work or services for others conflicts with the work or services to be provided by them, upon request of the City, Contractor must require that subcontractor to terminate such other work or services immediately.

If Contractor or any subcontractors become aware of a conflict, they must immediately stop work on the activity causing the conflict and notify the City.

If Contractor or any subcontractors ("Contracting Parties") assist the City in determining the advisability or feasibility of a project or in recommending, researching, preparing, drafting or issuing a request for proposals, bid specifications for a project, or other procurement solicitation document, the Contracting Parties must not participate, directly or indirectly, as a prime, subcontractor, subconsultant or joint venturer in that project or in the preparation of a proposal or

bid for that project during the term of this Contract or afterwards. The Contracting Parties may, however, assist the City in reviewing the proposals or bids for the project if none of the Contracting Parties have a relationship with the persons or entities that submitted the proposals or bids for that project.

3.3.8.3. Prohibition on Certain Contributions, Mayoral Executive Order 2011-4
No Contractor or any person or entity who directly or indirectly has an ownership or beneficial interest in Contractor of more than 7.5% ("Owners"), spouses and domestic partners of such Owners, Contractor's Subcontractors, any person or entity who directly or indirectly has an ownership or beneficial interest in any Subcontractor of more than 7.5% ("Sub-owners") and spouses and domestic partners of such Sub-owners (Contractor and all the other preceding classes of persons and entities are together, the "Identified Parties"), shall make a contribution of any amount to the Mayor of the City of Chicago (the "Mayor") or to his political fundraising committee during (i) the bid or other solicitation process for this Contract or Other Contract, including while this Contract or Other Contract is executory, (ii) the term of this Contract or any Other Contract between City and Contractor, and/or (iii) any period in which an extension of this Contract or Other Contract with the City is being sought or negotiated.

Contractor represents and warrants that since the date of public advertisement of the specification, request for qualifications, request for proposals or request for information (or any combination of those requests) or, if not competitively procured, from the date the City approached the Contractor or the date the Contractor approached the City, as applicable, regarding the formulation of this Contract, no Identified Parties have made a contribution of any amount to the Mayor or to his political fundraising committee.

Contractor shall not: (a) coerce, compel or intimidate its employees to make a contribution of any amount to the Mayor or to the Mayor's political fundraising committee; (b) reimburse its employees for a contribution of any amount made to the Mayor or to the Mayor's political fundraising committee; or (c) bundle or solicit others to bundle contributions to the Mayor or to his political fundraising committee.

The Identified Parties must not engage in any conduct whatsoever designed to intentionally violate this provision or Mayoral Executive Order No. 2011-4 or to entice, direct or solicit others to intentionally violate this provision or Mayoral Executive Order No. 2011-4.

Violation of, non-compliance with, misrepresentation with respect to, or breach of any covenant or warranty under this provision or violation of Mayoral Executive Order No. 2011-4 constitutes a breach and default under this Contract, and under any Other Contract for which no opportunity to cure will be granted. Such breach and default entitles the City to all remedies (including without limitation termination for default) under this Contract, under Other Contract, at law and in equity. This provision amends any Other Contract and supersedes any inconsistent provision contained therein.

If Contractor violates this provision or Mayoral Executive Order No. 2011-4 prior to award of the Contract resulting from this specification, the CPO may reject Contractor's bid.

For purposes of this provision:

"**Other Contract**" means any agreement entered into between the Contractor and the City that is (i) formed under the authority of MCC Ch. 2-92; (ii) for the purchase, sale or lease of real or personal property; or (iii) for materials, supplies, equipment or services which are approved and/or authorized by the City Council.

"**Contribution**" means a "political contribution" as defined in MCC Ch. 2-156, as amended.

"**Political fundraising committee**" means a "political fundraising committee" as defined in MCC Ch. 2-156, as amended.

3.3.9. Debts Owed to the City; Anti-Scofflaw, MCC Sect. 2-92-380

In addition to the certifications regarding debts owed to the City in the EDS, Contractor is subject to MCC Sect. 2-92-380.

Pursuant to MCC Sect. 2-92-380 and in addition to any other rights and remedies (including set-off) available to the City under this Contract or permitted at law or in equity, the City will be entitled to set off a portion of the contract price or compensation due under the Contract, in an amount equal to the amount of the fines and penalties for each outstanding parking violation complaint and the amount of any debt owed by the contracting party to the City. For purposes of this section, outstanding parking violation complaint means a parking ticket, notice of parking violation, or parking violation complaint on which no payment has been made or appearance filed in the Circuit Court of Cook County within the time specified on the complaint, and debt means a specified sum of money owed to the City for which the period granted for payment has expired.

However no such debt(s) or outstanding parking violation complaint(s)will be offset from the contract price or compensation due under the contract if one or more of the following conditions are met:

the contracting party has entered into an agreement with the Department of Finance, or other appropriate City department, for the payment of all outstanding parking violation complaints and debts owed to the City and the Contracting party is in compliance with the agreement; or

the contracting party is contesting liability for or the amount of the debt in a pending administrative or judicial proceeding; or the contracting party has filed a petition in bankruptcy and the debts owed the City are dischargeable in bankruptcy.

3.3.10. Other City Ordinances and Policies

3.3.10.1. False Statements

False statements made in connection with this Contract, including statements in, omissions from and failures to timely update the EDS, as well as in any other affidavits, statements or Contract Documents constitute a material breach of the Contract. Any such misrepresentation renders the Contract voidable at the option of the City, notwithstanding any prior review or acceptance by the City of any materials containing such a misrepresentation. In addition, the City may debar Contractor, assert any contract claims or seek other civil or criminal remedies as a result of a misrepresentation (including costs of replacing a terminated Contractor pursuant to MCC Sect. 1-21-010.

3.3.10.2. MacBride Principles Ordinance, MCC Sect. 2-92-580

This law promotes fair and equal employment opportunities and labor practices for religious minorities in Northern Ireland and provide a better working environment for all citizens in Northern Ireland.

If this contract was let by a competitive bidding process as set forth in the Municipal Purchasing Act for Cities of 500,000 or More Population, in accordance with MCC Sect. 2-92-580 if the primary Contractor conducts any business operations in Northern Ireland, it is hereby required that the Contractor will make all reasonable and good faith efforts to conduct any business operations in Northern Ireland in accordance with the MacBride Principles for Northern Ireland as defined in Illinois Public Act 85-1390 (1988 Ill. Laws 3220).

The provisions of this Section will not apply to contracts for which the City receives funds administered by the United States Department of Transportation (USDOT) except to the extent Congress has directed that USDOT not withhold funds from states and localities that choose to implement selective purchasing policies based on agreement to comply with the MacBride

Principles for Northern Ireland, or to the extent that such funds are not otherwise withheld by the USDOT.

3.3.10.3. City Hiring Plan Prohibitions

A. The City is subject to the June 16, 2014 "City of Chicago Hiring Plan" (the "2014 City Hiring Plan") entered in *Shakman v. Democratic Organization of Cook County*, Case No 69 C 2145 (United States District Court for the Northern District of Illinois). Among other things, the 2014 City Hiring Plan prohibits the City from hiring persons as governmental employees in non-exempt positions on the basis of political reasons or factors.

B. Contractor is aware that City policy prohibits City employees from directing any individual to apply for a position with Contractor, either as an employee or as a subcontractor, and from directing Contractor to hire an individual as an employee or as a Subcontractor. Accordingly, Contractor must follow its own hiring and contracting procedures, without being influenced by City employees. Any and all personnel provided by Contractor under this Contract are employees or Subcontractors of Contractor, not employees of the City of Chicago. This Contract is not intended to and does not constitute, create, give rise to, or otherwise recognize an employer-employee relationship of any kind between the City and any personnel provided by Contractor.

C. Contractor will not condition, base, or knowingly prejudice or affect any term or aspect of the employment of any personnel provided under this Contract, or offer employment to any individual to provide services under this Contract, based upon or because of any political reason or factor, including, without limitation, any individual's political affiliation, membership in a political organization or party, political support or activity, political financial contributions, promises of such political support, activity or financial contributions, or such individual's political sponsorship or recommendation. For purposes of this Contract, a political organization or party is an identifiable group or entity that has as its primary purpose the support of or opposition to candidates for elected public office. Individual political activities are the activities of individual persons in support of or in opposition to political organizations or parties or candidates for elected public office.

D. In the event of any communication to Contractor by a City employee or City official in violation of paragraph B above, or advocating a violation of paragraph C above, Contractor will, as soon as is reasonably practicable, report such communication to the Hiring Oversight Section of the City's Office of the Inspector General, and also to the head of the relevant City Department utilizing services provided under this Contract. Contractor will also cooperate with any inquiries by OIG Hiring Oversight.

3.3.10.4. Inspector General

It is the duty of any bidder, proposer or Contractor, all Subcontractors, every applicant for certification of eligibility for a City contract or program, and all officers, directors, agents, partners and employees of any bidder, proposer, Contractor, Subcontractor or such applicant to cooperate with the Inspector General in any investigation or hearing, if applicable, undertaken pursuant to MCC Ch. 2-56. Contractor understands and will abide by all provisions of MCC Ch. 2-56.

All subcontracts must inform Subcontractors of this provision and require understanding and compliance with them.

3.3.10.5. Duty to Report Corrupt Activity

Pursuant to MCC 2-156-018, it is the duty of the Contractor to report to the Inspector General, directly and without undue delay, any and all information concerning conduct which it knows to involve corrupt activity. "Corrupt activity" means any conduct set forth in Subparagraph (a)(1), (2) or (3) of Section 1-23-020 of the MCC. Knowing failure to make such a report will be an event of

default under this Contract. Reports may be made to the Inspector General's toll free hotline, 866-IG-TIPLINE (866-448-4754).

3.3.10.6. Electronic Mail Communication
Electronic mail communication between Contractor and City employees must relate only to business matters between Contractor and the City.

3.3.10.7. EDS Update Obligation
Contractor is required to notify the City and update the EDS whenever there is a change in circumstances that makes any certification or information provided in an EDS inaccurate, obsolete or misleading. Failure to notify the City and update the EDS is grounds for declaring the Contractor in default, termination of the Contract for default, and declaring that the Contractor is ineligible for future contracts.

3.3.10.8. Participation By Other Local Government Agencies
If Contractor consents, other local government agencies may be eligible to participate in this Contract pursuant to the terms and conditions of this Contract if such agencies are authorized, by law or their governing bodies, to execute such purchases, and if such authorization is allowed by the Chief Procurement Officer, if such purchases have no net adverse effect on the City and result in no diminished services from the bidder to the City's user departments pursuant to such purchases. Examples of such Local Government Agencies are: Board of Education, Chicago Park District, City Colleges of Chicago, Chicago Transit Authority, Chicago Housing Authority, Chicago Board of Elections, Metropolitan Pier and Exposition Authority (McCormick Place, Navy Pier), and the Municipal Courts. Said purchases shall be made upon the issuance of a purchase order directly from the Local Government Agency. The City will not be responsible for payment of any amounts owed by any other Local Government Agencies, and will have no liability for the acts or omissions of any other Local Government Agency.

3.3.10.9. Policy Prohibiting Sexual Harassment (MCC 2-92-612)

For purposes of this section, "Sexual Harassment" is as defined in MCC 6-10-020. For the avoidance of doubt, Contractor will be considered an "Employer" as defined in MCC 6-10-020.

In accordance with MCC 2-92-612, Contractor must attest by affidavit that Contractor has a written policy, compliant with the requirements of MCC 6-10-040, prohibiting Sexual Harassment. The affidavit must be in a form acceptable to the Chief Procurement Officer. Contractor's affidavit is attached as the Exhibit titled "Sexual Harassment Policy Affidavit."

3.3.10.10. Contractor's failure to have a written policy prohibiting Sexual Harassment as provided above shall constitute an event of default. In the event of default, the Chief Procurement Officer shall notify Contractor of such noncompliance and may, as appropriate: (i) issue Contractor an opportunity to cure consistent with the default provisions in this Agreement; (ii) terminate the contract; or (iii) take any other action consistent with the default provisions in the contract. This section shall not be construed to prohibit the City from prosecuting any person who knowingly makes a false statement of material fact to the city pursuant to Chapter 1-21 of this Code, or from availing itself of any other remedies under contract or law. Policy on Non-Disclosure of Salary History (MCC 2-92-385)

For purposes of this section, the following definitions shall apply:

"Contract" means any Agreement or transaction pursuant to which a contractor (i) receives City funds in consideration for services, work or goods provided or rendered, including contracts for legal or other professional services, or (ii) pays the City money in consideration for a license, grant or concession allowing it to conduct a business on City premises, and includes any contracts not awarded or processed by the Department of Procurement Services.

"Contractor" means the person to whom a contract is awarded.

As a condition of contract award, Contractor shall, as prescribed by the Chief Procurement Officer, attest by affidavit that Contractor has a policy that conforms to the following requirements:

(1) Contractor shall not screen job applicants based on their wage or salary history, including by requiring that an applicant's prior wages, including benefits or other compensation, satisfy minimum or maximum criteria; or by requesting or requiring an applicant to disclose prior wages or salary, either (i) as a condition of being interviewed, (ii) as a condition of continuing to be considered for an offer of employment, (iii) as a condition of an offer of employment or an offer of compensation, or (iv) as a condition of employment; and

(2) Contractor shall not seek an applicant's wage or salary history, including benefits or other compensation, from any current or former employer.

Contractor's affidavit is included in Appendix C to Contractor's Economic Disclosure Statement.

If Contractor violates the above requirements, Contractor may be deemed ineligible to contract with the City; any contract, extension, or renewal thereof awarded in violation of the above requirements may be voidable at the option of the City. Provided, however, that upon a finding of a violation by Contractor, no contract shall be voided, terminated, or revoked without consideration by the Chief Procurement Officer of such action's impact on the Contractor's MBE or WBE subcontractors.

3.3.10.11. Business Diversity Program Reporting

3.3.10.11.1. Policy

Pursuant to Mayoral Executive Order 2021-2, contractors must submit annual reports regarding the contractors' efforts regarding utilization of MBE and WBE firms, and other historically underutilized firms.

3.3.10.11.2. Definitions

"Business Diversity Program" means a program or initiative of a business enterprise which encourages or facilitates the use of minority-owned, women-owned, and other historically underutilized businesses as contractors, consultants, suppliers, or service providers for that business.

"Certified Firms" means firms possessing certifications recognized by the City of Chicago pursuant to MCC Chapter 2-92 or 49 CFR Parts 23 or 26. Specifically, MBEs, WBEs, BEPDs, VBEs, and DBEs.

3.3.10.11.3. Business Diversity Program Reports

Contractor must submit an annual report on July 1 of each year (or other date designated by the CPO) containing information about the Contractor's Business Diversity Program, if information is available. However, for Contracts awarded June 1 through July 1, the due date for the first annual report will be August 1, all subsequent reports will be due July 1. Information to be provided will include:

- Whether Contractor has a Business Diversity Program.
- Description of the Contractor's Business Diversity Program, if any.

- Information on expenditure of goods and services from minority-owned firms and women-owned firms during the prior calendar year, expressed in dollars and percentages, to the extent information is available. For reports due in 2021, information on expenditures in both 2019 and 2020 should be provided if available

- For each year after the first year, information on progress or changes in the program in the prior year, if such information exists.

Reports shall be submitted to a City office or location anticipated to be identified by June 15.

3.3.10.11.4. Applicability

Contractor must submit the reports required by this Section unless:

(A) Contractor is a Certified Firm; or

(B) The Contract is for professional consulting services of an individual who is either the majority owner of the Contractor or is him- or herself the contracting party as a sole proprietor; or

(C) All active City contracts awarded to Contractor have an award value less than $100,000 and the aggregate award value of all contracts awarded to Contractor between May 31 of the prior year and May 31 of the current year is less than $100,000; or

(D) The CPO has otherwise notified the Contractor in writing that the requirement does not apply or that an exception will be made as outlined in Mayoral Executive Order 2021-2.

However, Contractors not required to report may report voluntarily.

3.3.11. COVID-19 Vaccination Policy

Contractor will comply with the City's COVID-19 Vaccination Policy, effective October 8, 2021, and as may be amended from time to time.

3.3.12. Compliance with Environmental Laws and Related Matters

3.3.12.1. Definitions

For purposes of this section, the following definitions shall apply:

<u>Environmental Agency</u>: An Environmental Agency is any governmental agency having responsibility, in whole or in part, for any matter addressed by any Environmental Law. An agency need not be responsible only for matters addressed by Environmental Law(s) to be an Environmental Agency for purposes of this Contract.

<u>Environmental Claim</u>: An Environmental Claim is any type of assertion that Contractor or any Subcontractor is liable, or allegedly is liable, or should be held liable, under any Environmental Law, or that Contractor or any Subcontractor has or allegedly has violated or otherwise failed to comply with any Environmental Law. A non-exhaustive list of Environmental Claims includes, without limitation: demand letters, lawsuits and citations of any kind regardless of originating source.

<u>Environmental Law</u>: An Environmental Law is any Law that in any way, directly or indirectly, in whole or in part, bears on or relates to the environment or to human health or safety. A non-exhaustive list of Environmental Laws includes without limitation the Comprehensive Environmental

Response, Compensation and Liability Act, 42 U.S.C. 9601, *et seq*., the Resource Conservation and Recovery Act, 42 U.S.C. 6901, *et seq*., the Hazardous Materials Transportation Act, 49 U.S.C. 5101, *et seq*., the Clean Air Act, 42 U.S.C. 7401, *et seq*., the Federal Water Pollution Control Act, 33 U.S.C. 1251, *et seq*., the Occupational Safety and Health Act, 29 U.S.C. 651, *et seq*., the Illinois Environmental Protection Act, 415 ILCS 5/1, *et seq*., the Illinois Occupational Safety and Health Act, 820 ILCS 219/1, *et seq*., Chapters 7-28 and 11-4 of the Chicago Municipal Code, and all related rules and regulations.

Law(s): The word "Law" or "Laws," whether or not capitalized, is intended in the broadest possible sense, including without limitation all federal, state and local: statutes; ordinances; codes; rules; regulations; administrative and judicial orders of any kind; requirements and prohibitions of permits, licenses or other similar authorizations of any kind; court decisions; common law; and all other legal requirements and prohibitions.

Routine: As applied to reports or notices, "routine" refers to a report or notice that must be made, submitted or filed on a regular, periodic basis (e.g., quarterly, annually, biennially) and that in no way arises from a spill or other release or any kind, or from an emergency response situation, or from any actual, possible or alleged noncompliance with any Environmental Law.

3.3.12.2. Joint Ventures

If Contractor or any Subcontractor is a joint venture, then every party to every such joint venture is deemed a Subcontractor for purposes of this section, which is entitled "Compliance with Environmental Laws and Related Matters" and every subsection thereof.

3.3.12.3. Compliance With Environmental Laws

As part of or in addition to its obligation to observe and comply with all applicable laws, Contractor must observe and comply with all applicable Environmental Laws and ensure that all Subcontractors observe and comply with all applicable Environmental Laws.

Any noncompliance, by Contractor or any Subcontractor, with any Environmental Law during the time that this Contract is effective is an event of default, regardless of whether the noncompliance relates to performance of this Contract. This includes without limitation any failure by Contractor or any Subcontractor to keep current, throughout the term of this Contract, all insurance certificates, permits and other authorizations of any kind that are required, directly or indirectly, by any Environmental Law.

3.3.12.4. Costs

Any cost arising directly or indirectly, in whole or in part, from any noncompliance, by Contractor or any Subcontractor, with any Environmental Law, will be borne by the Contractor and not by the City. This includes, but is not limited to, any cost associated with removal of waste or other material from a facility lacking any required permit. No provision of this Contract is intended to create or constitute an exception to this provision.

3.3.12.5. Proof of Noncompliance; Authority; Cure

Any adjudication, whether administrative or judicial, against Contractor or any Subcontractor, for a violation of any Environmental Law, is sufficient proof of noncompliance, and therefore of an event of default, for purposes of this Contract.

Any citation issued to/against Contractor or any Subcontractor, by any government agent or entity, alleging a violation of any Environmental Law, is sufficient proof of noncompliance for purposes of this Contract, and therefore of an event of default, if the citation contains or is accompanied by, or the City otherwise obtains, any evidence sufficient to support a reasonable conclusion that a violation has occurred.

Any other evidence of noncompliance with any Environmental Law is sufficient proof of noncompliance for purposes of this Contract, and therefore of an event of default, if the evidence is sufficient to support a reasonable conclusion that noncompliance has occurred.

The CPO shall have the authority to determine whether noncompliance with an Environmental Law has occurred, based on any of the foregoing types of proof. Upon determining that noncompliance has occurred, s/he may in his/her discretion declare an event of default and may in his/her discretion offer Contractor an opportunity to cure the event of default, such as by taking specified actions, which may include without limitation ceasing and desisting from utilizing a Subcontractor.

The CPO may consider many factors in determining whether to declare an event of default, whether to offer an opportunity to cure, and if so any requirements for cure, including without limitation: the seriousness of the noncompliance, any effects of the noncompliance, Contractor's and/or Subcontractor's history of compliance or noncompliance with the same or other Laws, Contractor's and/or Subcontractor's actions or inaction towards mitigating the noncompliance and its effects, and Contractor's or Subcontractor's actions or inaction towards preventing future noncompliance.

3.3.12.6. Copies of Notices and Reports; Related Matters

If any Environmental Law requires Contractor or any Subcontractor to make, submit or file any non-Routine notice or report of any kind, to any Environmental Agency or other person, including without limitation any agency or other person having any responsibility for any type of emergency response activity, then Contractor must deliver a complete copy of the notice or report (or, in the case of legally required telephonic or other oral notices or reports, a comprehensive written summary of same) to the Law Department within 24 hours of making, submitting or filing the original report.

Additionally, to the extent not already achieved by Contractor's compliance with this paragraph 3.3.10.6 and paragraph 3.3.10.8, Contractor must notify the Commissioner of the Department, within 24 hours of learning of any of the following:

(i) any release, suspected release, or threatened release of any waste or other material relating to the work performed under the Contract;

(ii) any notice of any kind received by Contractor, any Subcontractor, or any employee or agent of Contractor or any Subcontractor, from an Environmental Agency or any other person, of or relating to any release, suspected release, or threatened release of any waste or other material relating to the work performed under the Contract.

This notification must be in writing, must be submitted by a fast method such as email, and must include, to the best of Contractor's knowledge at the time of submittal: the types and amounts of the waste or other material at issue; the location; the cause and any contributing factors; all actions taken, being taken, and intended to be taken by Contractor and any Subcontractors; and a copy of any notice received by Contractor, any Subcontractor, or any employee or agent of Contractor or any Subcontractor. Contractor must also provide written updates to the Commissioner by email or other method as indicated by the Commissioner whenever Contractor becomes aware of information that is different from or additional to the information provided in the initial notification.

The requirements of this provision apply, regardless of whether the subject matter of the required notice or report concerns performance of this Contract.

Failure to comply with any requirement of this provision is an event of default.

3.3.12.7. Requests for Documents and Information

If the Commissioner requests documents or information of any kind that directly or indirectly relate(s) to performance of this Contract, Contractor must obtain and provide the requested documents and/or information to the Commissioner within 5 business days.

Failure to comply with any requirement of this provision is an event of default.

3.3.12.8. Environmental Claims and Related Matters
Within 24 hours of receiving, or of any Subcontractor's receiving, notice of any Environmental Claim, Contractor must submit copies of all documents constituting or relating to the Environmental Claim to the Law Department. Thereafter, Contractor must submit copies of related documents if requested by the Law Department. These requirements apply, regardless of whether the Environmental Claim concerns performance of this Contract.

Failure to comply with any requirement of this provision is an event of default.

3.3.12.9. Preference for Recycled Materials
To the extent practicable and economically feasible and to the extent that it does not reduce or impair the quality of any work or services, Contractor must use recycled products in performance of the Contract pursuant to U.S. Environment Protection Agency (U.S. EPA) guidelines at 40 CFR Parts 247-253, which implement section 6002 of the Resource Conservation and Recovery Act, as amended, 42 USC § 6962.

3.3.12.10. No Waste Disposal in Public Way MCC 11-4-1600(E)
Contractor warrants and represents that it, and to the best of its knowledge, its Subcontractors have not violated and are not in violation of the following sections of the Code (collectively, the Waste Sections):

7-28-390 Dumping on public way;
7-28-440 Dumping on real estate without permit;
11-4-1410 Disposal in waters prohibited;
11-4-1420 Ballast tank, bilge tank or other discharge;
11-4-1450 Gas manufacturing residue;
11-4-1500 Treatment and disposal of solid or liquid waste;
11-4-1530 Compliance with rules and regulations required;
11-4-1550 Operational requirements; and
11-4-1560 Screening requirements.

During the period while this Contract is executory, Contractor's or any Subcontractor's violation of the Waste Sections, whether or not relating to the performance of this Contract, constitutes a breach of and an event of default under this Contract, for which the opportunity to cure, if curable, will be granted only at the sole discretion of the CPO. Such breach and default entitles the City to all remedies under the Contract, at law or in equity.

This section does not limit the Contractor's and its Subcontractors' duty to comply with all applicable federal, state, county and municipal laws, statutes, ordinances and executive orders, in effect now or later, and whether or not they appear in this Contract.

Non-compliance with these terms and conditions may be used by the City as grounds for the termination of this Contract, and may further affect the Contractor's eligibility for future contract awards.

3.4. Contract Disputes
3.4.1. Procedure for Bringing Disputes to the Department
The Contractor and using Department must attempt to resolve all disputes arising under this Contract in good faith, taking such measures as, but not limited to investigating the facts of the dispute and meeting to discuss the issue(s).

In order to bring a dispute to the Commissioner of a Department, Contractor must provide a general statement of the basis for its claim, the facts underlying the claim, reference to the applicable Contract

provisions, and all documentation that describes, relates to and supports the claim. By submitting a Claim, the Contractor certifies that:

A. The Claim is made in good faith;

B. The Claim's supporting data are accurate and complete to the best of the person's knowledge and belief;

C. The amount of the Claim accurately reflects the amount that the claimant believes is due from the City; and

D. The certifying person is duly authorized by the claimant to certify the Claim.

The Commissioner shall have 30 days from receipt of the Claim to render a written "final decision of the Commissioner" stating the Commissioner's factual and contractual basis for the decision. However, the Commissioner may take an additional period, not to exceed 10 days, to render the final decision. If the Commissioner does not render a "final decision of the Commissioner" within the prescribed time frame, then the Claim should be deemed denied by the Commissioner.

3.4.2. Procedure for Bringing Disputes before the CPO

Only after the Commissioner has rendered a final decision denying the Contractor's claim may a dispute be brought before the CPO.

If the Contractor and using Department are unable to resolve the dispute, prior to seeking any judicial action, the Contractor must and the using Department may submit the dispute the CPO for an administrative decision based upon the written submissions of the parties. The party submitting the dispute to the CPO must include documentation demonstrating its good faith efforts to resolve the dispute and either the other party's failure to exercise good faith efforts or both parties' inability to resolve the dispute despite good faith efforts.

The decision of the CPO is final and binding. The sole and exclusive remedy to challenge the decision of the CPO is judicial review by means of a common law writ of certiorari.

The administrative process is described more fully in the "Rules of the Department of Procurement Services for Resolution of Disputes between Contractors and the City of Chicago", which are available in City Hall, 121 N. LaSalle Street, Room 103, Bid and Bond Room, and on-line at:

http://www.cityofchicago.org/content/dam/city/depts/dps/RulesRegulations/Dispute_Regulations_2002.pdf

3.5. Events of Default and Termination

3.5.1. Events of Default

In addition to any breach of contract and events of default described within the Contract Documents, the following constitute an event of default:

A. Any material misrepresentation, whether negligent or willful and whether in the inducement or in the performance, made by Contractor to the City.

B. Contractor's material failure to perform any of its obligations under this Contract including the following:

C. Failure to perform the Services with sufficient personnel and equipment or with sufficient material to ensure the timely performance of the Services

D. Failure to have and maintain all professional licenses required by law to perform the Services;

E. Failure to timely perform the Services;

F. Failure to perform the Services in a manner reasonably satisfactory to the Commissioner or the CPO or inability to perform the Services satisfactorily as a result of insolvency, filing for bankruptcy or assignment for the benefit of creditors;

G. Failure to promptly re-perform, as required, within a reasonable time and at no cost to the City, Services that are rejected as erroneous or unsatisfactory;

H. Discontinuance of the Services for reasons within Contractor's reasonable control;

I. Failure to update promptly EDS(s) furnished in connection with this Contract when the information or responses contained in it or them is no longer complete or accurate;

J. Failure to comply with any other term of this Contract, including the provisions concerning warranty, insurance and nondiscrimination; and

K. Any change in ownership or control of Contractor without the prior written approval of the CPO, which approval the CPO will not unreasonably withhold.

L. Contractor's default under any other Contract it may presently have or may enter into with the City during the life of this Contract. Contractor acknowledges and agrees that in the event of a default under this Contract the City may also declare a default under any such other agreements.

M. Contractor's repeated or continued violations of City ordinances unrelated to performance under the Contract that in the opinion of the CPO indicate a willful or reckless disregard for City laws and regulations.

N. Contractor's use of a subcontractor that is currently debarred by the City or otherwise ineligible to do business with the City.

3.5.2. Cure or Default Notice
The occurrence of any event of default permits the City, at the City's sole option, to declare Contractor in default.

The CPO will give Contractor written notice of the default, either in the form of a cure notice ("Cure Notice"), or, if no opportunity to cure will be granted, a default notice ("Default Notice").

If a Cure Notice is sent, the CPO may in his/her sole discretion will give Contractor an opportunity to cure the default within a specified period of time, which will typically not exceed 30 days unless extended by the CPO. The period of time allowed by the CPO to cure will depend on the nature of the event of default and the Contractor's ability to cure. In some circumstances the event of default may be of such a nature that it cannot be cured. Failure to cure within the specified time may result in a Default Notice to the Contractor.

Whether to issue the Contractor a Default Notice is within the sole discretion of the CPO and neither that decision nor the factual basis for it is subject to review or challenge under the Disputes provision of this Contract

If the CPO issues a Default Notice, the CPO will also indicate any present intent the CPO may have to terminate this Contract. The decision to terminate is final and effective upon giving the notice. If the CPO decides not to terminate, this decision will not preclude the CPO from later deciding to terminate the Contract in a later notice, which will be final and effective upon the giving of the notice or on such later date set forth in the Default Notice.

When a Default Notice with intent to terminate is given, Contractor must discontinue any Services, unless otherwise directed in the notice.

3.5.3. Remedies
After giving a Default Notice, the City may invoke any or all of the following remedies:

A. The right to take over and complete the Services, or any part of them, at Contractor(s expense and as agent for Contractor, either directly or through others, and bill Contractor for the cost of the Services, and Contractor must pay the difference between the total amount of this bill and the amount the City would have paid Contractor under the terms and conditions of this Contract for the Services that were assumed by the City as agent for Contractor

B. The right to terminate this Contract as to any or all of the Services yet to be performed effective at a time specified by the City;

C. The right to seek specific performance, an injunction or any other appropriate equitable remedy;

D. The right to seek money damages;

E. The right to withhold all or any part of Contractor's compensation under this Contract;

F. The right to deem Contractor non-responsible in future contracts to be awarded by the City.

3.5.4. Non-Exclusivity of Remedies
The remedies under the terms of this Contract are not intended to be exclusive of any other remedies provided, but each and every such remedy is cumulative and is in addition to any other remedies, existing now or later, at law, in equity or by statute. No delay or omission to exercise any right or power accruing upon any event of default impairs any such right or power, nor is it a waiver of any event of default nor acquiescence in it, and every such right and power may be exercised from time to time and as often as the City considers expedient.

3.5.5. City Reservation of Rights
If the CPO considers it to be in the City's best interests, the CPO may elect not to declare default or to terminate this Contract. The parties acknowledge that this provision is solely for the benefit of the City and that if the City permits Contractor to continue to provide the Services despite one or more events of default, Contractor is in no way relieved of any of its responsibilities, duties or obligations under this Contract, nor does the City waive or relinquish any of its rights.

3.5.6. Early Termination
The City may terminate this Contract, in whole or in part, at any time by a notice in writing from the City to the Contractor. The effective date of termination will be the date the notice is received by the Contractor or the date stated in the notice, whichever is later.

After the notice is received, the Contractor must restrict its activities, and those of its Subcontractors, to activities pursuant to direction from the City. No costs incurred after the effective date of the termination are allowed unless the termination is partial.

Contractor is not entitled to any anticipated profits on services, work, or goods that have not been provided. The payment so made to the Contractor is in full settlement for all services, work or goods satisfactorily provided under this Contract. If the Contractor disputes the amount of compensation determined by the City to be due Contractor, then the Contractor must initiate dispute settlement procedures in accordance with the Disputes provision.

If the City's election to terminate this Contract for default pursuant to the default provisions of the Contract is determined in a court of competent jurisdiction to have been wrongful, then in that case the termination is to be deemed to be an early termination pursuant to this Early Termination provision.

3.6. Department-specific Requirements
Contractor must comply with the relevant user Department's specific requirements in the performance of this Contract if applicable.

3.6.1. Department of Aviation Standard Requirements

For purposes of this section "Airport" refers to either Midway International Airport or O'Hare International Airport, which are both owned and operated by the City of Chicago.

3.6.1.1. Confidentiality of Airport Security Data

Contractor has an ongoing duty to protect confidential information, including but not limited to any information exempt from disclosure under the Illinois Freedom of Information Act such as information affecting security of the airport ("Airport Security Data"). Airport Security Data includes any Sensitive Security Information as defined by 49 CFR Part 1520. Contractor acknowledges that information provided to, generated by, or encountered by Contractor may include Airport Security Data. If Contractor fails to safeguard the confidentiality of Airport Security Data, Contractor is liable for the reasonable costs of actions taken by the City, the airlines, the Federal Aviation Administration ("FAA"), or the Transportation Security Administration ("TSA") that the applicable entity, in its sole discretion, determines to be necessary as a result, including without limitation the design and construction of improvements, procurement and installation of security devices, and posting of guards. All Subcontracts or purchase orders entered into by the Contractor, with parties providing material, labor or services to complete the Work, must contain the language of this section. If the Contractor fails to incorporate the required language in all Subcontracts or purchase orders, the provisions of this section are deemed incorporated in all Subcontracts or purchase orders.

3.6.1.2. Aviation Security

This Contract is subject to the airport security requirements of 49 United States Code, Chapter 449, as amended, the provisions of which govern airport security and are incorporated by reference, including without limitation the rules and regulations in 14 CFR Part 107 and all other applicable rules and regulations promulgated under them. All employees providing services at the City's airports must be badged by the City. (See Airport Security Badges.) Contractor, Subcontractors and the respective employees of each are subject to such employment investigations, including criminal history record checks, as the Administrator of the Federal Aviation Administration ("FAA"), the Under Secretary of the Transportation Security Administration ("TSA"), and the City may deem necessary. Contractor, Subcontractors, their respective employees, invitees and all other persons under the control of Contractor must comply strictly and faithfully with any and all rules, regulations and directions which the Commissioner, the FAA, or the TSA may issue from time to time may issue during the life of this Contract with regard to security, safety, maintenance and operation of the Airport and must promptly report any information regarding suspected violations in accordance with those rules and regulations.

Gates and doors that permit entry into restricted areas at the Airport must be kept locked by Contractor at all times when not in use or under Contractor's constant security surveillance. Gate or door malfunctions must be reported to the Commissioner without delay and must be kept under constant surveillance by Contractor until the malfunction is remedied.

3.6.1.3. Airport Security Badges

As part of airport operations and security, the Contractor must obtain from the airport badging office Airport Security Badges for each of his employees, subcontractors, material men, invitees or any person(s) over whom Contractor has control, which must be visibly displayed at all times while at the airport. No person will be allowed beyond security checkpoints without a valid Airport Security Badge. Each such person must submit signed and properly completed application forms to receive Airport Security Badges. Additional forms and tests may be required to obtain Airport Drivers Certification and Vehicle Permits. The application forms will solicit such information as the Commissioner may require in his discretion, including but not limited to name, address, date of birth (and for vehicles, driver's license and appropriate stickers). The Contractor is responsible for requesting and completing the form for each employee and subcontractor employee who will be working at the Airport and all vehicles to be used on the job site. Upon signed approval of the

application by the Commissioner or his designee, the employee will be required to attend a presentation regarding airport security and have his or her photo taken for the badge. The Commissioner may grant or deny the application in his sole discretion. The Contractor must make available to the Commissioner, within one day of request, the personnel file of any employee who will be working on the project.

As provided in Aviation Security above, in order for a person to have an Airport Security Badge that allows access to a restricted area, a criminal history record check (CHRC) conducted by the Department of Aviation will also be required. The CHRC will typically include a fingerprint analysis by the Federal Bureau of Investigation and such other procedures as may be required by the TSA.

Airport Security Badges, Vehicle Permits and Drivers Licenses will only be issued based upon properly completed application forms. Employees or vehicles without proper credentials may be removed from the secured area and may be subject to fine or arrest. Contractor will be jointly and severally liable for any fines imposed on its employees or its Subcontractors employees.

In addition to other rules and regulations, the following rules related to Airport Security Badges, Vehicle Permits and Drivers Licenses must be adhered to:

A. Each person must wear and display his or her Airport Security Badge on their outer apparel at all times while at the airport.

B. All individuals operating a vehicle on the Aircraft Operations Area (AOA) must be familiar and comply with motor driving regulations and procedures of the State of Illinois, City of Chicago and the Department of Aviation. The operator must be in possession of a valid, State-issued Motor Vehicle Operators Driver's License. All individuals operating a vehicle on the AOA without an escort must also be in possession of a valid Aviation-issued Airport Drivers Permit.

C. All operating equipment must have an Airport Vehicle Access Permit affixed to the vehicle at all times while operating on the Airport. All required City stickers and State Vehicle Inspection stickers must be valid.

D. Individuals must remain within their assigned area and haul routes unless otherwise instructed by the Department of Aviation.

E. The Contractors personnel who function as supervisors, and those that escort the Contractors equipment/operators to their designated work sites, may be required to obtain an added multi-area access designation on their personnel Airport Security Badge which must also be displayed while on the AOA.

3.6.1.4. General Requirements Regarding Airport Operations

3.6.1.4.1. Priority of Airport Operations

Where the performance of the Contract may affect airport operation, the Contractor must cooperate fully with the Commissioner and his representatives in all matters pertaining to public safety and airport operation. Whether or not measures are specifically required by this Contract, the Contractor at all times must maintain adequate protection to safeguard aircraft, the public and all persons engaged in the work and must take such precaution as will accomplish such end, without interference with aircraft, the public, or maintenance and operations of the airport.

The Contractor's attention is drawn to the fact that airport facilities and infrastructure, including but not limited to runways, taxiways, vehicular roadways, loadways, loading aprons, concourses, holdrooms, gates, and passenger right-of-ways, are being used for scheduled and unscheduled civilian air transportation. Arrivals and departures are under the control of the FAA control tower(s). Use of the Airport for air transportation takes precedence over all of the

Contractor's operations. No extra compensation will be allowed for any delays brought about by the operations of the Airport which require that Contractor's work must be interrupted or moved from one part of the work site to another.

3.6.1.4.2. Interruption of Airport Operations

If Contractor requires interruption of Airport facilities or utilities in order to perform work, Contractor must notify the Deputy Commissioner in charge of the project at least five (5) working days in advance of such time and must obtain the Deputy Commissioner's approval prior to interrupting the service. Interruption of service must be kept to an absolute minimum, and to the extent practicable the work which occasions such interruptions must be performed in stages in order to reduce the time of each interruption. In case of interruptions of electrical services, service must be restored prior to sunset of the same day.

Prior to start of work, the Contractor must request of the Deputy Commissioner in charge of the project to provide specific requirements and instructions which are applicable to the particular work site areas, including, but not limited to, areas available for storage of any equipment, materials, tools and supplies needed to perform the work. Contractors must advise the Deputy Commissioner in charge of the project of the volume of equipment, materials, tools, and supplies that will be required in the secured areas of the airport in order to make arrangements for inspection of such equipment, materials, tools, and supplies at a security checkpoint.

3.6.1.4.3. Safeguarding of Airport Property and Operations

The Contractor must not permit or allow its employees, subcontractors, material men, invitees or any other persons over whom Contractor has control to enter or remain upon, or to bring or permit any equipment, materials, tools, or supplies to remain upon any part of the work site if any hazard to aircraft, threat to airport security, or obstruction of airport maintenance and operations, on or off the ground, would be created in the opinion of either the Commissioner or the Deputy Commissioner. Contractors must safeguard, and may be required to account for, all items brought beyond a security checkpoint, especially with respect to tools used in a terminal building.

3.6.1.4.4. Work on the Airfield

For any work on the airfield, between sunset and sunrise, any equipment and materials stored outside must be marked with red obstruction lights acceptable to the Commissioner and in conformity with all FAA requirements, including Advisory Circular 150/5345-43F. All obstruction lights must be kept continuously in operation between sunset and sunrise 7 days a week and also during any daylight periods when aircraft ceiling is below 500 feet and visibility is less than 5 miles. Information on ceiling and visibility may be obtained by the Contractor on request at the office of the Deputy Commissioner of Operations or from the FAA Control Tower Operator. Proper compliance with these obstruction light requirements is essential to the protection of aircraft and human life and the Contractor has the responsibility of taking the initiative at all times to be aware of ceiling and visibility conditions, without waiting for the FAA Control Tower Operator or any other City representative to ask the Contractor to post obstruction lights.

For any work on the airfield, the Contractor must furnish aircraft warning flags, colored orange and white, in two sizes, one size 2' x 3' for hand use, and one size 3' x 5'. Each separate group or individual in all work areas, regardless of whether or not near runways, taxiways or aprons, must display a flag which must be maintained vertical at all times. Each truck or other piece of equipment of the Contractor must have attached to it, in a vertical and clearly visible position, a warning flag of the larger size. Except as otherwise agreed by the Commissioner or his designee, all cranes or booms used for construction work on the airfield must be lowered to ground level and moved 200 feet off the runways, taxiways and aprons during all hours of

darkness and during all daylight hours when the aircraft ceiling is below the minimums specified in this section.

The Contractor acknowledges the importance of fully complying with the requirements of this section in order to protect aircraft and human life, on or off the ground. Failure on the part of the Contractor to perform the work in accordance with the provisions of this section and to enforce same with regard to all subcontractors, material men, laborers, invitees and all other persons under the Contractor's control is an event of default.

3.6.1.4.5. Parking Restrictions

Prior to commencing work, the Contractor must provide the Deputy Commissioner in charge of the project with an estimate of the number of vehicles that will require parking. Contractors are encouraged to provide employee parking elsewhere and shuttle their employees to the work site. The Department of Aviation may, but is not required to, provide parking areas for a limited number of vehicles in designated storage areas. All other vehicles must be parked in the public parking lots at the Airport, and there will be no reduced rate or complimentary parking for such vehicles. Employees must not, at any time, park their personal automobiles, no matter how short the duration, in any drive, road, or any other non-parking lot location at the airport. Such vehicles will be subject to immediate towing at the employees expense.

3.6.1.4.6. Firearms and Other Weapons Prohibited

Except for authorized members of the Chicago Police Department and State and Federal Law Enforcement officers, no one is permitted to carry a firearm or any other weapon on or into any building, real property, or parking area under the control of O'Hare or Midway International Airports. Under 430 ILCS 66 (the "Illinois Concealed Carry Act"), a license to carry a concealed firearm does NOT entitle the licensee to carry a firearm on or into any building, real property, or parking area under the control of an airport and doing so is a violation of the Concealed Carry Act and other laws, rules, and regulations. Violation of the Illinois Concealed Carry Act and carrying a firearm or other weapons on or into any building, real property, or parking area under the control of O'Hare or Midway Airports may result in severe penalties, including but not limited to imprisonment and permanent revocation of the violator's access to restricted areas of O'Hare and Midway International Airports.

3.6.1.5. General Civil Rights (Airport and Airway Improvement Act of 1982, Section 520)

The contractor agrees that it will comply with pertinent statutes, Executive Orders and such rules as are promulgated to ensure that no person shall, on the grounds of race, creed, color, national origin, sex, age, or handicap be excluded from participating in any activity conducted with or benefiting from Federal assistance.

This provision binds the contractors from the bid solicitation period through the completion of the contract. This provision is in addition to that required of Title VI of the Civil Rights Act of 1964.

3.6.2. Emergency Management and Communications (OEMC) Security Requirements

3.6.2.1. Identification of Workers and Vehicles

All employees and vehicles working within O.E.M.C facilities must be properly identified. All vehicles and personnel passes will be issued to the Contractor by the Executive Director, as required. Contractor, Subcontractors, and employees must return identification material to the Executive Director upon completion of their respective work within the Project, and in all cases, the Contractor must return all identification material to the Executive Director after completion of the Project. Final Contract Payment will not be made until all passes issued have been returned to O.E.M.C Security.

3.6.2.2. Access to Facilities

For purposes of this section, "employee" refers to any individual employed or engaged by Contractor or by any Subcontractor. If the Contractor, or any employee, in the performance of this Contract, has or will have access to a Office of Emergency Management and Communications (O.E.M.C) facility, the City may conduct such background and employment checks, including criminal history record checks and work permit documentation, as the Executive Director of the Office of Emergency Management and Communications and the City may deem necessary, on the Contractor, any Subcontractor, or any of their respective employees. The Executive Director of the Office of Emergency Management and Communications has the right to require the Contractor to supply or provide access to any additional information the Executive Director deems relevant. Before beginning work on the project, Contractor must:

Provide the City with a list of all employees requiring access to enable the City to conduct such background and employment checks;

Deliver to the City consent forms signed by all employees who will work on the project consenting to the City's and the Contractor's performance of the background checks described in this Section; and

Deliver to the City consent forms signed by all employees who will require access to the O.E.M.C facility consenting to the searches described in this Section.

The Executive Director may preclude Contractor, any Subcontractor, or any employee from performing work on the project. Further, the Contractor must immediately report any information to the Executive Director relating to any threat to O.E.M.C infrastructure or facilities or the water supply of the City and must fully cooperate with the City and all governmental entities investigating the threat. The Contractor must, notwithstanding anything contained in the Contract Documents to the contrary, at no additional cost to the City, adhere, and cause its Subcontractors to adhere, to any security and safety guidelines developed by the City and furnished to the Contractor from time to time during the term of the Contract and any extensions of it.

Each employee whom Contractor wishes to have access to an O.E.M.C facility must submit a signed, completed "Area Access Application" to the O.E.M.C to receive a O.E.M.C Security Badge. If Contractor wishes a vehicle to have access to a O.E.M.C facility, Contractor must submit a vehicle access application for that vehicle. The applications will solicit such information as the Executive Director may require in his discretion, including name, address, date of birth (and for vehicles, driver's license and appropriate stickers). The Contractor is responsible for requesting and completing these forms for each employee who will be working at O.E.M.C facilities and all vehicles to be used on the job site. The Executive Director may grant or deny the application in his sole discretion. The Contractor must make available to the Executive Director, within one (1) day of request, the personnel file of any employee who will be working on the project.

At the Executive Director's request, the Contractor and Subcontractor must maintain an employment history of employees going back five years from the date Contractor began Work or Services on the project. If requested, Contractor must certify that it has verified the employment history as required on the form designated by the Executive Director. Contractor must provide the City, at its request, a copy of the employment history for each employee. Employment history is subject to audit by the City.

3.6.2.3. Security Badges and Vehicle Permits

O.E.M.C Security Badges and Vehicle Permits will only be issued based upon properly completed Area Access Application Forms. Employees or vehicles without proper credentials will not be allowed on O.E.M.C property.

The following rules related to Security Badges and Vehicle Permits must be adhered to:

A. Each employee must wear and display the O.E.M.C Security Badge issued to that employee on his or her outer apparel at all times.

B. At the sole discretion of the Executive Director and law enforcement officials, including but not limited to the Chicago Police Department, Cook County Sheriffs Office, Illinois State Police or any other municipal, state or federal law enforcement agency, all vehicles (and their contents) are subject to interior and/or exterior inspection entering or exiting O.E.M.C facilities, and all employees and other individuals entering or exiting O.E.M.C facilities are subject to searches. Vehicles may not contain any materials other than those needed for the project. The Executive Director may deny access to any vehicle or individual in his sole discretion.

C. All individuals operating a vehicle on O.E.M.C property must be familiar and comply with motor driving regulations and procedures of the State of Illinois and the City of Chicago. The operator must be in possession of a valid, state-issued Motor Vehicle Operator's Driver License.

D. All required City stickers and State Vehicle Inspection stickers must be valid.

E. Individuals must remain within their assigned area and haul routes unless otherwise instructed by the City.

F. Access to the Work sites will be as shown or designated on the Contract Documents Drawings or determined by the Executive Director. The Executive Director may deny access when, in his sole discretion, the vehicle or individual poses some security risk to O.E.M.C.

3.6.2.4. Gates and Fences

Whenever the Contractor receives permission to enter O.E.M.C property in areas that are exit/entrance points not secured by the City, the Contractor may be required to provide gates that comply with O.E.M.C design and construction standards. Contractor must provide a licensed and bonded security guard, subject to the Executive Director's approval and armed as deemed necessary by the Executive Director, at the gates when the gates are in use. O.E.M.C Security will provide the locks. Failure to provide and maintain the necessary security will result in an immediate closure by O.E.M.C personnel of the point of access.

Stockpiling materials and parking of equipment or vehicles near O.E.M.C security fencing is prohibited.

Any security fencing, gates, or alarms damaged by the Contractor or its Subcontractors must be manned by a licensed and bonded security guard of the Contractor at Contractor's expense until the damaged items are restored. Contractor must restore them to their original condition within an eight (8) hour period from the time of notice given by the Executive Director.

Temporary removal of any security fencing, gate or alarm to permit construction must be approved by the Executive Director, and Contractor must man the site by a licensed and bonded security guard, approved by and armed as deemed necessary by the Executive Director, at Contractor's expense, on a twenty-four (24) hour basis during the period of temporary removal. Contractor must restore the items removed to their original condition when construction is completed.

3.6.2.5. Hazardous or Illegal Materials

Unauthorized hazardous or illegal materials, including but not limited to hazardous materials as defined in 49 C.F.R. Parts 100-185 (e.g. explosives, oxidizers, radiological materials, infectious materials), contraband, firearms and other weapons, illegal drugs and drug paraphernalia, may not be taken on O.E.M.C property. Alcoholic beverages are also prohibited.

3.6.3. Chicago Police Department Security Requirements

As part of Police operations and security, the Contractor must obtain from the Police Department, Security Badges for each of its employees, subcontractors, material men, invitees or any person(s) over whom Contractor has control, which must be visibly displayed at all times while at any Police Department facility. No person will be allowed beyond security checkpoints without a valid Security Badge. Each such person must submit signed and properly completed application forms to receive Security Badges. The application forms will solicit such information as the Superintendent may require; including but not limited to name, address, date of birth (driver's license). The Contractor is responsible for requesting and completing the form for each employee and subcontractors employee. The Superintendent may grant or deny the application in his sole discretion. The Contractor must make available to the Superintendent, within one (1) day of request, the personnel file of any employee who will be working on the project.

In addition to other rules and regulations, the following rules related to Security Badges, must be adhered to:

A. Each person must wear and display his or her Security Badge on their outer apparel at all times while at any Chicago Police Department facility.

B. Individuals must remain within their assigned area unless otherwise instructed by the Chicago Police Department.

3.6.4. Department of Water Management ("DOWM") Security Requirements

3.6.4.1. Identification of Workers and Vehicles

All employees and vehicles working within DOWM facilities must be properly identified. All vehicles and personnel passes will be issued to the Contractor by the Commissioner, as required. Contractor, Subcontractors, and employees must return identification material to the Commissioner upon completion of their respective work within the Project, and in all cases, the Contractor must return all identification material to the Commissioner after completion of the Project. Final Contract Payment will not be made until all passes issued have been returned to DOWM Security.

3.6.4.2. Access to Facilities

For purposes of this section, "employee" refers to any individual employed or engaged by Contractor or by any Subcontractor. If the Contractor, or any employee, in the performance of this Contract, has or will have access to a Department of Water Management (DOWM) facility, the City may conduct such background and employment checks, including criminal history record checks and work permit documentation, as the Commissioner of the Department of Water Management and the City may deem necessary, on the Contractor, any Subcontractor, or any of their respective employees. The Commissioner of the Department of Water Management has the right to require the Contractor to supply or provide access to any additional information the Commissioner deems relevant. Before beginning work on the project, Contractor must:

Provide the City with a list of all employees requiring access to enable the City to conduct such background and employment checks;

Deliver to the City consent forms signed by all employees who will work on the project consenting to the City's and the Contractor's performance of the background checks described in this Section; and

Deliver to the City consent forms signed by all employees who will require access to the DOWM facility consenting to the searches described in this Section.

The Commissioner may preclude Contractor, any Subcontractor, or any employee from performing work on the project. Further, the Contractor must immediately report any information to the Commissioner relating to any threat to DOWM infrastructure or facilities or the water supply of the City and must fully cooperate with the City and all governmental entities investigating the threat. The Contractor must, notwithstanding anything contained in the Contract Documents to the

contrary, at no additional cost to the City, adhere, and cause its Subcontractors to adhere, to any security and safety guidelines developed by the City and furnished to the Contractor from time to time during the term of the Contract and any extensions of it.

3.6.4.3. Security Badges and Vehicle Permits

Each employee whom Contractor wishes to have access to a DOWM facility must submit a signed, completed "Area Access Application" to the DOWM to receive a DOWM Security Badge. If Contractor wishes a vehicle to have access to a DOWM facility, Contractor must submit a vehicle access application for that vehicle. The applications will solicit such information as the Commissioner may require in his discretion, including name, address, date of birth (and for vehicles, driver's license and appropriate stickers). The Contractor is responsible for requesting and completing these forms for each employee who will be working at DOWM facilities and all vehicles to be used on the job site. The Commissioner may grant or deny the application in his sole discretion. The Contractor must make available to the Commissioner, within one (1) day of request, the personnel file of any employee who will be working on the project.

At the Commissioner's request, the Contractor and Subcontractor must maintain an employment history of employees going back five years from the date Contractor began Work or Services on the project. If requested, Contractor must certify that it has verified the employment history as required on the form designated by the Commissioner. Contractor must provide the City, at its request, a copy of the employment history for each employee. Employment history is subject to audit by the City.

DOWM Security Badges and Vehicle Permits will only be issued based upon properly completed Area Access Application Forms. Employees or vehicles without proper credentials will not be allowed on DOWM property.

The following rules related to Security Badges and Vehicle Permits must be adhered to:

A. Each employee must wear and display the DOWM Security Badge issued to that employee on his or her outer apparel at all times.

B. At the sole discretion of the Commissioner and law enforcement officials, including but not limited to the Chicago Police Department, Cook County Sheriffs Office, Illinois State Police or any other municipal, state or federal law enforcement agency, all vehicles (and their contents) are subject to interior and/or exterior inspection entering or exiting DOWM facilities, and all employees and other individuals entering or exiting DOWM facilities are subject to searches. Vehicles may not contain any materials other than those needed for the project. The Commissioner may deny access to any vehicle or individual in his sole discretion.

C. All individuals operating a vehicle on DOWM property must be familiar and comply with motor driving regulations and procedures of the State of Illinois and the City of Chicago. The operator must be in possession of a valid, state-issued Motor Vehicle Operator's Driver License.

D. All required City stickers and State Vehicle Inspection stickers must be valid.

E. Individuals must remain within their assigned area and haul routes unless otherwise instructed by the City.

F. Access to the Work sites will be as shown or designated on the Contract Documents Drawings or determined by the Commissioner. The Commissioner may deny access when, in his sole discretion, the vehicle or individual poses some security risk to DOWM.

3.6.4.4. Gates and Fences

Whenever the Contractor receives permission to enter DOWM property in areas that are exit/entrance points not secured by the City, the Contractor may be required to provide gates that comply with DOWM design and construction standards. Contractor must provide a licensed and bonded security guard, subject to the Commissioner's approval and armed as deemed necessary by the Commissioner, at the gates when the gates are in use. DOWM Security will provide the locks. Failure to provide and maintain the necessary security will result in an immediate closure by DOWM personnel of the point of access.

Stockpiling materials and parking of equipment or vehicles near DOWM security fencing is prohibited.

Any security fencing, gates, or alarms damaged by the Contractor or its Subcontractors must be manned by a licensed and bonded security guard of the Contractor at Contractor's expense until the damaged items are restored. Contractor must restore them to their original condition within an eight (8) hour period from the time of notice given by the Commissioner.

Temporary removal of any security fencing, gate or alarm to permit construction must be approved by the Commissioner, and Contractor must man the site by a licensed and bonded security guard, approved by and armed as deemed necessary by the Commissioner, at Contractor's expense, on a twenty-four (24) hour basis during the period of temporary removal. Contractor must restore the items removed to their original condition when construction is completed.

3.6.4.5. Hazardous or Illegal Materials
Unauthorized hazardous or illegal materials, including but not limited to hazardous materials as defined in 49 C.F.R. Parts 100-185 (e.g. explosives, oxidizers, radiological materials, infectious materials), contraband, firearms and other weapons, illegal drugs and drug paraphernalia, may not be taken on DOWM property. Alcoholic beverages are also prohibited.

ARTICLE 4. TERMS FOR PROFESSIONAL SERVICES – SINGLE PROJECT

4.1. Providing Services

The Contractor must not honor any verbal requests for Services or perform or bill for any Services without receipt of a written Purchase Order issued by the Department. Any work performed by the Contractor without a written Purchase Order is done at the Contractor's risk. Consequently, in the event a written Purchase Order is not provided by the City, the Contractor releases the City form any liability whatsoever to pay for any work performed provided without a Purchase Order.

4.2. Standard of Performance

Contractor must perform all Services required of it under this Contract with that degree of skill, care and diligence normally shown by a Contractor in the community performing services of a scope and purpose and magnitude comparable with the nature of the Services to be provided under this Contract. Contractor acknowledges that it may be entrusted with or may have access to valuable and confidential information and records of the City and with respect to that information only, Contractor agrees to be held to the standard of care of a fiduciary.

Contractor must ensure that all Services that require the exercise of professional skills or judgment are accomplished by professionals qualified and competent in the applicable discipline and appropriately licensed, if required by law. Contractor must provide the City copies of any such licenses. Contractor remains responsible for the professional and technical accuracy of all Services or Deliverables furnished, whether by Contractor or its Subcontractors or others on its behalf. All Deliverables must be prepared in a form and content satisfactory to the Department and delivered in a timely manner consistent with the requirements of this Contract.

If Contractor fails to comply with the foregoing standards, Contractor must perform again, at its own expense, all Services required to be re-performed as a direct or indirect result of that failure. Any review, approval, acceptance or payment for any of the Services by the City does not relieve Contractor of its responsibility for the professional skill and care and technical accuracy of its Services and Deliverables. This provision in no way limits the City's rights against Contractor either under this Contract, at law or in equity.

Contractor shall not have control over, or charge of, and shall not be responsible for, construction means, methods, schedules, or delays, or for safety precautions and programs in connection with construction work performed by others.

To the extent they exist, the City may furnish structural, mechanical, chemical, air, and water pollution and hazardous materials tests, and other laboratory and environmental tests, inspections, and reports required by law or by authorities having jurisdiction over any work, or reasonably requested by Contractor.

In the event Contractor's Services include any remodeling, alteration, or rehabilitation work, City acknowledges that certain design and technical decisions shall be made on assumptions based on available documents and visual observations of existing conditions.

4.3. Deliverables

In carrying out its Services, Contractor must prepare or provide to the City various Deliverables. "Deliverables" include work product, produced by Contractor, including but not limited to written reviews, reports, recommendations, charts, analysis, designs, plans, specifications, drawings, all finished and unfinished originals or copies of documents, screens, writings, procedural manuals, forms, source and object code, upgrades, work flow charts, methods, processes, data studies, transformed data, briefs, maps, models, photographs, files, records, computer printouts, estimates, memoranda, interfaces, computation, papers, supplies, notes, recordings, videotapes, pictorial reproductions, designs or graphic representations, equipment descriptions, and other materials prepared by the Contractor under this Agreement.

The City may reject Deliverables that do not include relevant information or data, or do not include all documents or other materials specified in this Contract or reasonably necessary for the purpose for which

the City made this Contract. If the City determines that Contractor has failed to comply with the foregoing standards, the City has 30 days from the discovery to notify Contractor of its failure. If Contractor does not correct the failure within 30 days after receipt of notice from the City specifying the failure, then the City, by written notice, may treat the failure as a default of this Contract.

Partial or incomplete Deliverables may be accepted for review only when required for a specific and well-defined purpose for the benefit of the City and when consented to in advance by the City. Such Deliverables will not be considered as satisfying the requirements of this Contract and the City's acceptance of partial or incomplete Deliverables in no way relieves Contractor of its commitments under this Contract.

4.4. Additional Services
Additional Services means those Services which are within the general scope of Services of this Contract, but beyond the description of services in the Detailed Specifications and all services reasonably necessary to complete the Additional Services to the standards of performance required by this Contract. Any Additional Services requested by the Department require the approval by the City through a formal amendment pursuant to Section 1.4.9 of the Standard Terms and Conditions before Contractor is obligated to perform those Additional Services and before the City becomes obligated to pay for those Additional Services.

4.5. Timeliness of Performance
Contractor must provide the Services and Deliverables within the term and within the time limits required under this Contract, pursuant to Detailed Specifications or as specified in the applicable Task Order or Purchase Order. Further, Contractor acknowledges that TIME IS OF THE ESSENCE and that the failure of Contractor to comply with the time limits may result in economic or other losses to the City.

Neither Contractor nor its agents, employees or Subcontractors are entitled to any damages from the City, nor is any party entitled to be reimbursed by the City, for damages, charges or other losses or expenses incurred by Contractor by reason of delays or hindrances in the performance of the Services, whether or not caused by the City.

4.6. Suspension
The City may at any time request that Contractor suspend its Services, or any part of them, by giving 15 days prior written notice to Contractor or upon informal oral, or even no notice, in the event of emergency. No costs incurred after the effective date of such suspension are allowed. Contractor must promptly resume its performance of the Services under the same terms and conditions as stated in this Contractor upon written notice by the Chief Procurement Officer and such equitable extension of time as may be mutually agreed upon by the Chief Procurement Officer and Contractor when necessary for continuation or completion of Services. Any additional costs or expenses actually incurred by Contractor as a result of recommencing the Services must be treated in accordance with the compensation provisions of this Contract.

No suspension of this Contract is permitted in the aggregate to exceed a period of 45 days within any one year of this Contract. If the total number of days of suspension exceeds 45 days, Contract by written notice to the City may treat the suspension as an early termination of this Agreement under the "Standard Terms and Conditions."

4.7. Personnel

4.7.1. Adequate Staffing
Contractor must, upon receiving a fully executed copy of this Contract, assign and maintain during the term of this Contract and any extension of it an adequate staff of competent personnel that is fully equipped, licensed as appropriate, available as needed, qualified and assigned to perform the Services. The level of staffing may be revised from time to time by notice in writing from Contractor to the City with a detailed explanation and/or justification only with prior written consent of the Commissioner, which consent the Commissioner will not withhold unreasonably. The City may also from time to time request that the Contractor adjust staffing levels to reflect workload and level of required Services or Additional Services.

4.7.2. Key Personnel

In selecting the Contractor for this Contract the City relied on the qualifications and experience of those persons identified by Contractor by name as performing the Services ("Key Personnel"). Contractor must not reassign or replace Key Personnel without the written consent of the Commissioner, which consent the Commissioner will not unreasonably withhold. The Commissioner may at any time in writing notify Contractor that the City will no longer accept performance of Services under this Contract by one or more Key Personnel. Upon that notice Contractor must immediately suspend the services of such person(s) and provide a replacement of comparable qualifications and experience who is acceptable to the Commissioner. Contractor's Key Personnel, if any, are identified in the Scope of Services / Detailed Specifications portion of this Contract.

4.7.3. Salaries and Wages

Contractor and any subcontractors must pay all salaries and wages due all employees performing Services under this Contract unconditionally and at least once a month without deduction or rebate on any account, except only for those payroll deductions that are mandatory by law or are permitted under applicable law and regulations. If in the performance of this Contract Contractor underpays any such salaries or wages, the Comptroller for the City may withhold, out of payments due to Contractor, an amount sufficient to pay to employees underpaid the difference between the salaries or wages required to be paid under this Agreement and the salaries or wages actually paid these employees for the total number of hours worked. The amounts withheld may be disbursed by the Comptroller for and on account of Contractor to the respective employees to whom they are due. The parties acknowledge that this paragraph is solely for the benefit of the City and that it does not grant any third party beneficiary rights.

4.8. Ownership of Documents

All Deliverables, data, findings or information in any form prepared or provided by Contractor or provided by City under this Contract are property of the City, including all copyrights inherent in them or their preparation. During performance of its Services, Contractor is responsible for any loss or damage to the Deliverables, data, findings or information while in Contractor's or any Subcontractor's possession. Any such lost or damaged Deliverables, data, findings or information must be restored at Contractor's expense. If not restorable, Contractor must bear the cost of replacement and of any loss suffered by the City on account of the destruction.

4.9. Copyright Ownership and other Intellectual Property

Contractor and the City intend that, to the extent permitted by law, the Deliverables to be produced by Contractor at the City's instance and expense under this Contract are conclusively considered "works made for hire" within the meaning and purview of Section 101 of the United States Copyright Act, 17 US.C. §101 et seq., and that the City will be the sole copyright owner of the Deliverables and of aspects, elements and components of them in which copyright can subsist, and which are owned and transferable by, and of all rights to apply for copyright registration or prosecute any claim of infringement. To the extent that any Deliverable does not qualify as a "work made for hire", Contractor hereby irrevocably grants, conveys, bargains, sells, assigns, transfers and delivers to the City, its successors and assigns, all right, title and interest in and to the copyright and all U.S. and foreign copyright registrations, copyright applications and copyright renewals for them, and other intangible, intellectual property embodied in or pertaining to the Deliverables prepared for the City under this Contract and all goodwill relating to them, free and clear of any liens, claims or other encumbrances, to the fullest extent permitted by law.

Contractor will, and will cause all of its Subcontractors, employees, agents and other persons within its control to, execute all documents and perform all acts that the City may reasonably request in order to assist the City in perfecting its rights in and to the copyrights relating to the Deliverables, at the sole expense of the City. Contractor warrants to the City, its successors and assigns, that, on the date of delivery, except as expressly stated otherwise in writing to the Commissioner or before that date: (a) Contractor will be the lawful owner of good and marketable title in and to the copyrights for the Deliverables it prepared, (b)

Contractor will have the legal rights to fully assign the copyrights, (c) Contractor will not assign any copyrights and will not grant any licenses, exclusive or nonexclusive, to any other party, (d) Contractor is not a party to any other agreements or subject to any other restrictions with respect to the Deliverables, (e) the Deliverables will be complete, entire and comprehensive within the standard of performance under Section 4.2 of this Contract, and (f) the Deliverables will constitute works of original authorship.

4.9.1. Patents
If any invention, improvement, or discovery of the Contractor or its Subcontractors is conceived or first actually reduced to practice during performance of or under this Contract, and that invention, improvement, or discovery is patentable under the laws of the United States of America or any foreign country, the Contractor must notify the City immediately and provide the City a detailed report regarding such invention, improvement, or discovery. If the City determines that patent protection for such invention, improvement, or discovery should be sought, Contractor agrees to seek patent protection for such invention, improvement, or discovery and to fully cooperate with the City throughout the patent process. The Contractor must transfer to the City, at no cost, the patent in any invention, improvement, or discovery developed under this Contract and any patent rights to which the Contractor purchases ownership with funds provided to it under this Contract.

4.9.2. Indemnity
Without limiting any of its other obligations under this Contract and in addition to any other obligations to indemnity under this Contract, Contractor must, upon request by the City, indemnify, save, and hold harmless the City, and if this Contract is federally funded the Federal Government, and their respective officers, agents, and employees acting within the scope of their original duties against any liability, including costs and expenses, resulting from any willful or intentional violation by the Contractor of proprietary rights, copyrights, or right of privacy, arising out of the publication, translation, reproduction, delivery, use or disposition of any Deliverables furnished under the Contract. The Contractor is not required to indemnify the City or Federal Government for any such liability arising out of the wrongful acts of employees or agents of the City or Federal Government.

4.10. Approvals
Whenever Contractor is required to obtain prior written approval, the effect of any approval that may be granted pursuant to Contractor's request is prospective only from the later of the date approval was requested or the date on which the action for which the approval was sought is to begin. In no event is approval permitted to apply retroactively to a date before the approval was requested.

4.11. Cooperation
Contractor must at all times cooperate fully with the City and act in the City's best interests. If this Contract is terminated for any reason, or if it is to expire on its own terms, Contractor must make every effort to assure an orderly transition to another provider of the services, if any, orderly demobilization of its own operations in connection with the services, uninterrupted provision of services during any transition period and must otherwise comply with the reasonable requests and requirements of the City in connection with the termination or expiration.

4.12. Compliance with the Americans with Disabilities Act and Other Laws Concerning Accessibility
Contractor covenants that all designs, plans and drawings produced or utilized under this Contract will address and comply with all federal, state and local laws and regulations regarding accessibility standards for persons with disabilities or environmentally limited persons including the following: the Americans with Disabilities Act of 1990, 42 U.S.C. § 12101 et seq. and the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities ("ADAAG"); the Architectural Barriers Act, Pub. L. 90-480 (1968), and the Uniform Federal Accessibility Standards ("UFAS"); and the Illinois Environmental Barriers Act, 410 ILCS 25/1 et seq., and all regulations promulgated thereunder , see Illinois Administrative Code, Title 71, Chapter 1, Section 400.110. If the above standards are inconsistent, Contractor must assure that its designs, plans, and drawings comply with the standard providing the greatest accessibility. Also, Contractor must, prior to construction, review the plans and specifications to ensure compliance with these standards. If Contractor

fails to comply with the foregoing standards, the City may, without limiting any of its remedies set forth in this contractor or otherwise available at law, in equity or by statute, require Contractor to perform again, at no expense, all services required to be re-performed as a direct or indirect result of such failure.

4.13. Reimbursement for Travel

In the event that reimbursable travel is required for this Contract and authorized by the City, any travel expenses will reimbursed only in accordance with the then-current City of Chicago Travel Reimbursement Guidelines. Attached as Exhibit 11 are the City's Travel Reimbursement Guidelines.

ARTICLE 5. SCOPE OF WORK AND DETAILED SPECIFICATIONS

5.1. Scope of Services

This Contract is for Emergency Power Platform Maintenance/Sustainment of Systems Quality Assurance, Quality Control (QAQC) Monitoring of Pharmaceutical Storage Facilities, and Inventory Management Systems (IMS) Sustainment/Hosting Services. More specifically, the Services that Contractor must provide are described in Exhibit 1, "Scope of Work". This description of Services is intended to be general in nature and is neither a complete description of Contractor's Services nor a limitation on the Services that Contractor is to provide under this Contract.

5.2. List of Key Personnel

Key Personnel is Wayne D. Williams.

5.3. Term of Performance

This Contract takes effect as of the Effective Date and continues for sixty (60) months, unless terminated earlier or extended pursuant to the terms of this contract.

The City will establish the start and expiration dates at the time of formal award and release of this contract.

5.4. Contract Extension Option

The City has the option to extend the term of this Contract for one additional twenty-four (24) month term beyond the sixty-month term set forth above, subject to acceptable performance by the Contractor and contingent upon the appropriation of sufficient funds for the procurement of services provided for in this Contract.

Before expiration of the then current term, the Chief Procurement Officer will give the Contractor notice, in writing, that the City is exercising its option to renew the Contract for the approaching option period. The date on which the Chief Procurement Officer gives notice is the date the notice is mailed, if it is mailed, or the date the notice is delivered, if sent by courier or messenger service.

The 181-day extension for the purposes of providing continuity of service, described in the Section 3.1.8 of this Contract, may be exercised in lieu of an option period or following the exhaustion of all option periods and does not require formal amendment of the Contract.

5.5. Payment

5.5.1. Basis of Payment

The City will pay Contractor according to the Schedule of Compensation in the attached **Exhibit 2** for the completion of the Services in accordance with this Agreement, including the standard of performance found in Article 4, "Terms for Professional Services Contracts," above.

5.5.2. Method of Payment

Contractor must submit monthly invoices to the City for costs billed, as outlined in the Schedule of Compensation in **Exhibit 2**. The invoices must be in such detail as the City requests. The City will process payment within 60 days after receipt of invoices and all supporting documentation necessary for the City to verify the Services provided under this Agreement.

5.5.3. Centralized Invoice Processing

Unless stated otherwise in the Detailed Specifications, this Contract is subject to Centralized Invoice Processing ("CIP"). Invoices must be submitted directly to the Comptroller's office by US Postal Service mail to the following address as appropriate:

Invoices for any City department other than the Department of Aviation:

Invoices
City of Chicago, Office of the City Comptroller
121 N. LaSalle St., Room 700, City Hall
Chicago, IL 60602

Invoices for the Department of Aviation:

Chicago Department of Aviation
10510 W. Zemke Blvd.
P.O. Box 66142
Chicago, IL 60666
Attn: Finance Department

OR

Invoices for any department, including Aviation, may be submitted via email to: invoices@cityofchicago.org with the word "INVOICE" in the subject line.

All invoices must be signed, marked "original," and include the following information or payment will be delayed:

- Invoice number and date
- Contract/Purchase Order number
- Blanket Release number (if applicable)
- Vendor name and/or number
- Remittance address
- Name of City Department that ordered the goods or services
- Name and phone number of your contact at the ordering department
- Invoice quantities, commodity codes, description of deliverable(s)
- Amount due
- Receipt number (provided by the ordering department after delivery of goods/services)

Invoice quantities, service description, unit of measure, pricing and/or catalog information must correspond to the terms of the Bid Page(s).

If applicable, if invoicing Price List/Catalog items, indicate Price List/Catalog number, item number, Price List/Catalog date, and Price List/Catalog page number on the invoice.

Invoices for over-shipments or items with price/wage escalations will be rejected unless the Contract includes a provision for such an adjustment.

Freight, handling and shipping costs are not to be invoiced; deliveries are to be made F.O.B., City of Chicago. The City of Chicago is exempt from paying State of Illinois sales tax and Federal excise taxes on purchases.

Contractor must not submit invoices for less than $500 unless a particular invoice is for last payment related to closeout of services.

5.5.4. Criteria for Payment

The reasonableness, allocability, and allowability of any costs and expenses charged by Contractor under this contract will be determined by the Chief Procurement Officer and the Commissioner in their sole discretion.

In the event of a dispute between Contractor and the City as to whether any particular charge will be paid, or as to whether the amount of such charge is reasonable, allocable to the services under the contract, or allowable, the Contractor must, and the Department may, refer such dispute to the Chief Procurement Officer for resolution in accordance with the Contract Disputes section of this contract. The City will not withhold payment for undisputed sums on such invoice while a dispute is being resolved.

5.6. Funding

The source of funds for payments under this Contract is Fund number 020-0U10-047-3829-0140 and 020-0U09-041-3819-0140 and various. Payments under this Agreement must not exceed $12,465,862.26 without a written amendment in accordance with the Amendments section of the "Standard Terms and Conditions" above. Funding for this Contract is subject to the availability of funds and their appropriation by the City Council of the City.

5.7. Notices

Notices to the City and Contractor will be as provided in the Standards Terms and Conditions. Notices to Contractor will be sent care of the name and to the address listed below:

Wayne D. Williams
Cold Chain Technology Services, LLC
244 Flightline Drive
Spring Branch, Texas 78070
Email: wwilliams@coldchain-tech.com
Attn: President

CITY OF CHICAGO
Department of Procurement Services
Aileen Velazquez, Chief Procurement Officer
121 North LaSalle Street, Room 806
Chicago, Illinois 60602-1284

Fax: 312-744-3281

MBE, WBE, & VBE SPECIAL CONDITIONS FOR COMMODITIES OR SERVICES CONTRACTS

ARTICLE 6. SPECIAL CONDITIONS REGARDING MINORITY BUSINESS ENTERPRISE COMMITMENT, WOMEN BUSINESS ENTERPRISE COMMITMENT, AND VETERAN BUSINESS ENTERPRISE COMMITMENT FOR COMMODITIES OR SERVICES

6.1. Policy and Terms

It is the policy of the City of Chicago that Local Businesses certified as Minority Owned Business Enterprises (MBE) and Women Owned Business Enterprises (WBE) in accordance with Section 2-92-420 et seq. of the Municipal Code of Chicago and Regulations Governing Certification of Minority and Women-owned Businesses and all other Regulations promulgated under the aforementioned sections of the Municipal Code, as well as MBEs and WBEs certified by Cook County, Illinois, will have full and fair opportunities to participate fully in the performance of this contract. Therefore, the Contractor will not discriminate against any person or business on the basis of race, color, sex, gender identity, age, religion, disability, national origin, ancestry, sexual orientation, marital status, parental status, military discharge status or source of income and will take affirmative action to ensure that women and minority businesses will have the maximum opportunity to compete for and perform subcontracts for supplies or services.

Pursuant to Section 2-92-430 of the Municipal Code of Chicago, the Chief Procurement Officer has established a goal of awarding not less than 25% of the annual dollar value of all non-construction contracts to certified MBEs and 5% of the annual dollar value of all non-construction contracts to certified WBEs.

Pursuant to Section 2-92-955 of the Municipal Code of Chicago, the Chief Procurement Officer is authorized to establish a Contract- specific participation goal to veteran-owned small local businesses certified by the City (VBEs) if the contract has an estimated value in excess of $10,000, and there are at least three VBEs in each of one or more areas of specialty germane to the Contract, and the Contract-specific goal is not more than 1% of the Contract's value.

Accordingly, the Contractor commits to make Good Faith Efforts to expend at least the following percentages of the total contract price (inclusive of any and all modifications and amendments), if awarded, for contract participation by MBEs and WBEs:

MBE Percentage	WBE Percentage	VBE Percentage
25.0%	5.0%	0%

(See Form "*Bidders Commitment to Utilize MBE and WBE Firms on No Stated Goals Contract*" for Contract Specific Goals in the case of a contract subject to a bid preference pursuant to MCC 2-92-525.)

This MBE and WBE commitment is met by the Contractor's status as a MBE or WBE, or by a joint venture with one or more MBEs or WBEs as prime contractor (to the extent of the MBE or WBE participation in such joint venture), or by subcontracting a portion of the work to one or more MBEs or WBEs, or by the purchase of

materials used in the performance of the contract from one or more MBEs or WBEs, or by any combination of the foregoing.

The VBE commitment is met by the Contractor's status as a VBE, or by a joint venture with one or more MBEs and WBEs as a prime contractor (to the extent of the VBE participation in such joint venture), or by subcontracting a portion of the work to one or more VBEs, or by the purchase of materials used in the performance of the Contract by one or more VBEs, or by any combination of the foregoing.

Note: MBE, WBE, and VBE participation goals are separate and those businesses certified with the City of Chicago as both MBE and WBE may only be listed on a bidder's compliance plan as either an MBE or a WBE, but not both, and businesses certified as both MBE or WBE and VBE may only be listed on the Bidder's compliance plan as an MBE or WBE or a VBE to demonstrate compliance with the Contract Specific Goals.

The Contractor also may meet all or part of the MBE/WBE commitment through credits received pursuant to Section 2-92-530 of the Municipal Code of Chicago for the voluntary use of MBEs or WBEs in private sector contracts.

Pursuant to MCC 2-92-535, the prime contractor may apply be awarded an additional 0.5 percent MBE or WBE credit, up to a maximum of a total of 5% additional credit, for every 1% of the value of a contract self-performed by MBEs or WBEs, or combination thereof, that have entered into a mentoring agreement with the contractor or subcontractor-to-subcontractor mentoring agreement. This up to 5% may be applied to the Contract Specific Goals, or it may be in addition to the Contract Specific Goals.

6.2. Definitions

"Area of Specialty" means the description of an MBE, WBE or VBE firm's business which has been determined by the Chief Procurement Officer to be most reflective of the MBE, WBE or VBE firm's claimed specialty or expertise. Each MBE, WBE, or VBE letter of certification contains a description of the firm's Area of Specialty. This information is also contained in the Directory (defined below). Credit toward this Contract's MBE, WBE and VBE participation goals shall be limited to the participation of firms performing within their Area of Specialty.

> **NOTICE:** *The City of Chicago does not make any representation concerning the ability of any MBE/WBE/VBE to perform work within their Area of Specialty. It is the responsibility of all contractors to determine the capability and capacity of MBEs/WBEs/VBES to satisfactorily perform the work proposed.*

"Bid" means a bid, proposal, or submittal detailing a description of the services or work to be provided by the contractor in response to a bid solicitation, request for proposal, request for qualification of task order request (issued in accordance with the Master Consulting Agreement) that is issued by the City.

"Bidder" means any person or business entity that submits a bid, proposal, qualification or submittal that seeks to enter into a contract with the City, and includes all partners, affiliates and joint ventures of such person or entity.

"Broker" means a person or entity that fills orders by purchasing or receiving supplies from a third party supplier rather than out of its own existing inventory and provides no commercially useful function other than acting as a conduit between his or her supplier and his or her customer.

"Chief Procurement Officer" or "CPO" means the chief procurement officer of the City of Chicago or his or her designee.

"Commercially Useful Function" means responsibility for the execution of a distinct element of the work of the contract, which is carried out by actually performing, managing, and supervising the work involved, evidencing the responsibilities and risks of a business owner such as negotiating the terms of (sub)contracts, taking on a financial risk commensurate with the contract or its subcontract, responsibility for acquiring the

appropriate lines of credit and/or loans, or fulfilling responsibilities as a joint venture partner as described in the joint venture agreement.

"Contract Specific Goals" means the subcontracting goals for MBE, WBE, and VBE participation established for a particular contract. In the case of a contract subject to the bid incentive set forth in MCC 2-92-525, "Contract Specific Goals" means the utilization percentage for MBEs or WBEs to which contractor committed with its bid.

"Contractor" means any person or business entity that has entered into a contract with the City as described herein, and includes all partners, affiliates, and joint ventures of such person or entity.

"Direct Participation" means the value of payments made to MBE, WBE, or VBE firms for work that is performed in their Area of Specialty directly related to the performance of the subject matter of the Contract will count as Direct Participation toward the Contract Specific Goals.

"Directory" means the Directory of Certified Firms maintained and published by the City of Chicago. The Directory identifies firms that have been certified as MBEs, WBEs, and VBEs, and includes both the date of their last certification and the area of specialty in which they have been certified. Contractors are responsible for verifying the current certification status of all proposed MBE, WBE, and VBE firms.

"Good Faith Efforts" means actions undertaken by a bidder or contractor to achieve a Contract Specific Goal that the CPO or his or her designee has determined, by their scope, intensity, and appropriateness to the objective, can reasonably be expected to fulfill the program's requirements.

"Indirect Participation" refers to the value of payments made to MBE, WBE or VBE firms for work that is done in their Area of Specialty related to other aspects of the Contractor's business. (Note: no dollar of such indirect MBE, WBE, or VBE participation shall be considered in a Good Faith Efforts determination more than once against a contractor's MBE, WBE, or VBE commitment with respect to all government contracts held by that contractor.)

"Joint venture" means an association of a MBE, WBE, or VBE firm and one or more other firms to carry out a single, for-profit business enterprise, for which each joint venture partner contributes property, capital, efforts, skills and knowledge, and in which the MBE, WBE, or VBE is responsible for a distinct, clearly defined portion of the work of the contract and whose share in the capital contribution, control, management, risks, and profits of the joint venture are commensurate with its ownership interest.

"Mentor-Protégé Agreement" means an agreement between a prime and MBE or WBE subcontractor ("Mentoring Agreement") or an agreement between a prime's subcontractor and MBE or WBE subcontractor ("Subcontractor-to-Subcontractor Mentoring Agreement"), pursuant to MCC 2-92-535, that is approved by the City of Chicago and complies with all requirements of MCC 2-92-535 and any rules and regulations promulgated by the Chief Procurement Officer.

"Minority Owned Business Enterprise" or **"MBE"** means a firm awarded certification as a small, local minority owned and controlled business in accordance with City Ordinances and Regulations as well as a firm awarded certification as an MBE by Cook County, Illinois. However, it does not mean a firm that has been found ineligible or which has been decertified by the City or Cook County.

"Municipal Code of Chicago" or **"MCC"** means the Municipal Code of the City of Chicago.

"Supplier" or **"Distributor"** refers to a company that owns, operates, or maintains a store, warehouse or other establishment in which materials, supplies, articles or equipment are bought, kept in stock and regularly sold or leased to the public in the usual course of business. A regular distributor or supplier is a firm that owns, operates, or maintains a store, warehouse, or other establishment in which the materials or supplies required for performance of a contract are bought, kept in stock, and regularly sold to the public in the usual course of business. To be a regular distributor the firm must engage in, as its principal business and in its own name, the purchase and sale of the products in question. A regular distributor in such bulk items as steel, cement,

gravel, stone, and petroleum products need not keep such products in stock if it owns or operates distribution equipment.

"Veteran-owned Business Enterprise" or VBE" means a firm awarded certification as a veteran-owned small local business in accordance with the City ordinances and Regulations. It does not mean a firm that has been found to be ineligible or which has been decertified by the City.

"Women-owned Business Enterprise" or **"WBE"** means a firm awarded certification as a small, local women owned and controlled business in accordance with City Ordinances and Regulations as well as a firm awarded certification as a WBE by Cook County, Illinois. However, it does not mean a firm that has been found ineligible or which has been decertified by the City or Cook County.

6.3. Joint Ventures

The formation of joint ventures to provide MBEs, WBEs and VBEs with capacity and experience at the prime contracting level, and thereby meet Contract Specific Goals (in whole or in part) is encouraged. A joint venture for MBE or WBE credit may consist of any combination of MBEs, WBEs, and non-certified firms as long as one member is an MBE or WBE. A joint venture for VBE credit may consist of any combination of VBEs and non-certified firms as long as one member is a VBE.

a. The joint venture may be eligible for credit towards the Contract Specific Goals only if:

   i. The MBE, WBE, or VBE joint venture partner's share in the capital contribution, control, management, risks and profits of the joint venture is equal to its ownership interest;

   ii. The MBE, WBE, or VBE joint venture partner is responsible for a distinct, clearly defined portion of the requirements of the contract for which it is at risk;

   iii. Each joint venture partner executes the bid to the City; and

   iv. The joint venture partners have entered into a written agreement specifying the terms and conditions of the relationship between the partners and their relationship and responsibilities to the contract, and all such terms and conditions are in accordance with the conditions set forth in Items i, ii, and iii above in this Paragraph a.

b. The Chief Procurement Officer shall evaluate the proposed joint venture agreement, the Schedule B submitted on behalf of the proposed joint venture, and all related documents to determine whether these requirements have been satisfied. The Chief Procurement Officer shall also consider the record of the joint venture partners on other City of Chicago contracts. The decision of the Chief Procurement Officer regarding the eligibility of the joint venture for credit towards meeting the Contract Specific Goals, and the portion of those goals met by the joint venture, shall be final.

   The joint venture may receive MBE or WBE credit for work performed by the MBE or WBE joint venture partner(s) or VBE credit for work performed by VBE joint venture partners equal to the value of work performed by the MBE, WBE, or VBE with its own forces for a distinct, clearly defined portion of the work.

   Additionally, if employees of the joint venture entity itself (as opposed to employees of the MBE, WBE, or VBE partner) perform the work, then the value of the work may be counted toward the Contract Specific Goals at a rate equal to the MBE, WBE or VBE firm's percentage of participation in the joint venture as described in <u>Schedule B.</u>

   The Chief Procurement Officer may also count the dollar value of work subcontracted to other MBEs, WBEs, and VBEs. Work performed by the forces of a non-certified joint venture partner shall not be counted toward the Contract Specific Goals.

c. **Schedule B: MBE/WBE/VBE Affidavit of Joint Venture**

Where the bidder's Compliance Plan includes the participation of any MBE, WBE, or VBE as a joint venture partner, the bidder must submit with its bid the appropriate a Schedule B form and the proposed joint venture agreement. These documents must both clearly evidence that the MBE, WBE, or VBE joint venture partner(s) will be responsible for a clearly defined portion of the work to be performed, and that the MBE's, or, WBE's, or VBE's responsibilities and risks are proportionate to its ownership percentage. The proposed joint venture agreement must include specific details related to:

i. The parties' contributions of capital, personnel, and equipment and share of the costs of insurance and bonding;

ii. Work items to be performed by the MBE's, WBE's, or VBE's own forces and/or work to be performed by employees of the newly formed joint venture entity;

iii. Work items to be performed under the supervision of the MBE, WBE, or VBE joint venture partner; and

iv. The MBE's or WBE's, or VBE's commitment of management, supervisory, and operative personnel to the performance of the contract.

NOTE: Vague, general descriptions of the responsibilities of the MBE, WBE, or VBE joint venture partner do not provide any basis for awarding credit. For example, descriptions such as "participate in the budgeting process," "assist with hiring," or "work with managers to improve customer service" do not identify distinct, clearly defined portions of the work. Roles assigned should require activities that are performed on a regular, recurring basis rather than as needed. The roles must also be pertinent to the nature of the business for which credit is being sought. For instance, if the scope of work required by the City entails the delivery of goods or services to various sites in the City, stating that the MBE, WBE, or VBE joint venture partner will be responsible for the performance of all routine maintenance and all repairs required to the vehicles used to deliver such goods or services is pertinent to the nature of the business for which credit is being sought.

6.4. Counting MBE/WBE and VBE Participation Toward the Contract Specific Goals

Refer to this section when preparing the MBE/WBE and VBE compliance plans and completing Schedule D-1 and D-V for guidance on what value of the participation by MBEs, WBEs, and VBEs will be counted toward the stated Contract Specific Goals. The "Percent Amount of Participation" depends on whether and with whom an MBE, WBE, or VBE subcontracts out any portion of its work and other factors.

Firms that are certified as both MBE and WBE, MBE and VBE, WBE and VBE, or any combination thereof may only be listed on a bidder's compliance plan as either a MBE, or WBE, or a BBE to demonstrate compliance with the Contract Specific Goals. For example, a firm that is certified as both a MBE and a WBE may only be listed on the bidder's compliance plan under one of the categories, but not both. Except as provided in MCC 2-92-525(b)(2), only Payments made to MBE, WBE, and VBE firms that meet BOTH the Commercially Useful Function and Area of Specialty requirements above will be counted toward the Contract Specific Goals.

a. Only expenditures to firms that <u>perform a Commercially Useful Function as defined above may count toward the Contract Specific Goals</u>.

  i. The CPO will determine whether a firm is performing a commercially useful function by evaluating the amount of work subcontracted, whether the amount the firm is to be paid under the contract is commensurate with the work it is actually performing and the credit claimed for its performance of the work, industry practices, and other relevant factors.

  ii. An MBE, WBE or VBE does not perform a commercially useful function if its participation is only required to receive payments in order to obtain the appearance of MBE, WBE, or VBE participation. The CPO may examine similar commercial transactions, particularly those in which MBEs, WBEs, or VBEs do not participate, to determine whether non MBE

and non- WBE, and non-VBE firms perform the same function in the marketplace to make a determination.

iii. Indications that a subcontractor is not performing a commercially useful function include, but are not limited to, labor shifting and equipment sharing or leasing arrangements with the prime contractor or a first tier subcontractor.

b. Only the value of the dollars paid to the MBE, WBE, or VBE firm for work that it performs in its Area of Specialty in which it is certified counts toward the Contract Specific Goals, except as provided in MCC 2-92-525(b)(2).

c. For maintenance, installation, repairs or inspection, or professional services, if the MBE, WBE ,or VBE performs the work itself: 100% of the value of work actually performed by the MBE's or WBE's, or VBE's own forces shall be counted toward the Contract Specific Goals, including the cost of supplies and materials purchased or equipment leased by the MBE, WBE, or VBE from third parties or second tier subcontractors in order to perform its (sub)contract with its own forces (except supplies and equipment the MBE, WBE, or VBE subcontractor purchases or leases from the prime contractor or its affiliate). 0% of the value of work at the project site that an MBE, WBE, or VBE subcontracts to a non-certified firm counts toward the Contract Specific Goals.

D. If the MBE, WBE, or VBE is a manufacturer: 100% of expenditures to an MBE, WBE, or VBE manufacturer for items needed for the Contract shall be counted toward the Contract Specific Goals. A manufacturer is a firm that operates or maintains a factory or establishment that produces on the premises the materials or supplies obtained by the bidder or contractor.

e. If the MBE, WBE, or VBE is a distributor or supplier: 60% of expenditures for materials and supplies purchased from an MBE, WBE, or VBE that is certified as a regular dealer or supplier shall be counted toward the Contract Specific Goals.

f. If the MBE, WBE, or VBE is a broker:

i. Zero percent (0%) of expenditures paid to brokers will be counted toward the Contract Specific Goals.

ii. As defined above, Brokers provide no commercially useful function.

g. If the MBE, WBE, or VBE is a member of the joint venture contractor/bidder:

i. A joint venture may count the portion of the total dollar value of the contract equal to the distinct, clearly defined portion of the work of the contract that the MBE, WBE, or VBE performs with its own forces toward the Contract Specific Goals; or

ii. If employees of this distinct joint venture entity perform the work then the value of the work may be counted toward the Contract Specific Goals at a rate equal to the MBE, WBE, or VBE firm's percentage of participation in the joint venture as described in the Schedule B.

iii. A joint venture may also count the dollar value of work subcontracted to other MBEs, WBEs, and VBEs, however, work subcontracted out to non-certified firms may not be counted.

h. If the MBE, WBE, or VBE subcontracts out any of its work:

i. 100% of the value of the work subcontracted to other MBEs, WBEs, or VBEs performing work in its Area of Specialty may be counted toward the Contract Specific Goals.

ii. 0% of the value of work that an MBE, WBE, or VBE subcontracts to a non-certified firm counts toward the Contract Specific Goals (except as allowed by (c) above).

iii. The fees or commissions charged for providing a bona fide service, such as professional, technical, consulting or managerial services or for providing bonds or insurance and assistance in the procurement of essential personnel, facilities, equipment, materials or supplies required for performance of the Contract, provided that the fee or commission is determined by the Chief Procurement Officer to be reasonable and not excessive as compared with fees customarily allowed for similar services.

iv. The fees charged for delivery of materials and supplies required on a job site (but not the cost of the materials and supplies themselves) when the hauler, trucker, or delivery service is not also the manufacturer of or a regular dealer in the materials and supplies, provided that the fee is determined by the Chief Procurement Officer to be reasonable and not excessive as compared with fees customarily allowed for similar services.

v. The fees or commissions charged for providing any bonds or insurance, but not the cost of the premium itself, specifically required for the performance of the Contract, provided that the fee or commission is determined by the Chief Procurement Officer to be reasonable and not excessive as compared with fees customarily allowed for similar services.

6.5. Reductions to or Waiver of MBE, WBE, and VBE Goals

The following standards are used in determining whether or not a reduction or waiver of the MBE/WBE/VBE commitment goals of a particular contract is appropriate. If a bidder determines that it is unable to meet the MBE, WBE and/or VBE Contract-Specific Goals on a City of Chicago contract, a written request for the reduction or waiver of the commitment must be included in the bid or proposal.

The written request for reduction or waiver from the commitment must be in the form of a signed petition for grant of relief from the MBE/WBE/VBE percentages submitted on the bidder's letterhead, and must demonstrate that all required efforts as set forth in this document were taken to secure eligible Minority and Women, and Veteran Business Enterprises to meet the commitments. The Chief Procurement Officer or designee shall determine whether the request for the reduction or waiver will be granted.

A bidder will be considered responsive to the terms and conditions of these Regulations if, at the time of bid, it submits a waiver request and all supporting documentation that adequately addresses the conditions for waiver of MBE/WBE/VBE goals, including proof of notification to assist agencies except:

- Bidders responding to Request for Proposals (RFPs) who have been identified as a short listed candidate and/or a prospective awardee will be given a designated time allowance, but no more than fourteen (14) calendar days to submit to the Department of Procurement Services complete documentation that adequately addresses the conditions for waiver described herein; and
- Bidders responding to Request for Information and or Qualifications (RFI/RFQs) deemed by the Chief Procurement Officer or authorized designee to be the most responsive and responsible shall submit documentation that adequately addresses the conditions for waiver described herein during negotiations.

Failure to submit documentation sufficient to support the waiver request will cause the bid/proposal to be found non-responsive by the Chief Procurement Officer, and the bid/proposal will be rejected. In such cases the remedies to be taken by the Chief Procurement Officer, in his or her discretion, may include, but are not limited to, forfeiture of bid deposit; negotiating with the next lowest bidder; or re-advertising the bid/proposal. All bidders must submit all required documents at the time of bid opening to expedite the contract award.

6.5.1. Direct Participation

Each of the following elements must be present in order to determine whether or not such a reduction or waiver is appropriate.

a. The bidder has documented the unsuccessful solicitation for either subcontractors or joint venture partners of at least 50% (or at least five when there are more than eleven certified firms in the commodity area) of the appropriate certified MBE/WBE/VBE firms to perform any direct work identified or related to the advertised bid/proposal. Documentation must include but is not necessarily limited to:

1. A detailed statement of efforts to identify and select portions of work identified in the bid solicitation for subcontracting to certified MBE/WBE/VBE firms;

2. A listing of all MBE/WBE/VBE firms contacted that includes:

    - Name, address, telephone number and email of MBE/WBE/VBE firms solicited;
    - Date and time of contact;
    - Method of contact (written, telephone, transmittal of facsimile documents, email, etc.)

3. Copies of letters or any other evidence of mailing that substantiates outreach to MBE/WBE/VBE vendors that includes:

    - Project identification and location;
    - Classification/commodity of work items for which quotations were sought;
    - Date, item and location for acceptance of subcontractor bid proposals;
    - Detailed statement which summarizes direct negotiations with appropriate MBE/WBE/VBE firms for specific portions of the work and indicates why negotiations were unsuccessful;
    - Affirmation that Good Faith Efforts have been demonstrated by:
        - choosing subcontracting opportunities likely to achieve MBE/WBE/VBE goals; and
        - not imposing any limiting conditions which were not mandatory for all subcontractors; and
        - providing notice of subcontracting opportunities to MBE/WBE/VBE firms and assist agencies at least five (5) business days in advance of the initial bid due date; and
        - documented efforts or actual commitment to the indirect participation of MBE/WBE/VBE firms.

OR

b. Subcontractor participation will be deemed excessively costly when the MBE/WBE/VBE subcontractor proposal exceeds the average price quoted by more than twenty percent (20%). In order to establish that a subcontractor's quote is excessively costly, the bidder must provide the following information:

1. A detailed statement of the work identified for MBE/WBE/VBE participation for which the bidder asserts the MBE/WBE/VBE quote(s) were excessively costly (in excess of 20% higher).
    - A listing of all potential subcontractors contacted for a quotation on that work item;
    - Prices quoted for the subcontract in question by all such potential subcontractors for that work item.
2. Other documentation which demonstrates to the satisfaction of the Chief Procurement Officer that the MBE/WBE/VBE proposals are excessively costly, even though not in excess of 20% higher than the average price quoted. This determination will be based on factors that include, but are not limited to the following:
    - The City's estimate for the work under a specific subcontract;
    - The bidder's own estimate for the work under the subcontract;
    - An average of the bona fide prices quoted for the subcontract;
    - Demonstrated increase in other contract costs as a result of subcontracting to the MBE/WBE/VBE or other firm.

6.5.2. Assist Agency Participation in wavier/reduction requests

Every waiver and/or reduction request must include evidence that the bidder has provided timely notice of the need for subcontractors to an appropriate association/assist agency representative of the MBE/WBE/VBE business community. This notice must be given at least five (5) business days in advance of the initial bid due date.

The notice requirement of this Section will be satisfied if a bidder contacts at least one of the organizations on the City of Chicago Assist Agency List (available on the Department of Procurement Services website) when the prime contractor seeks a waiver or reduction in the utilization goals. Attachment B to these Special Conditions provides the letter format that a prime contractor may use. Proof of notification prior to bid submittal (e.g. certified mail receipt or facsimile transmittal receipt) will be required to be submitted with the bid for any bid/proposal to be deemed responsive. If deemed appropriate, the Contract Compliance Officer may contact the assist agency for verification of notification.

6.5.3. Impracticability

If the Chief Procurement Officer determines that a lesser MBE, WBE, and/or VBE percentage standard is appropriate with respect to a particular contract subject to competitive bidding prior to the bid solicitations for such contract, bid specifications shall include a statement of such revised standard.

The requirements set forth in these Regulations (this subsection 6.5 "Reductions to or Waiver of MBE, WBE, and VBE Goals") shall not apply where the Chief Procurement Officer determines prior to the bid solicitations that MBE/WBE/VBE subcontractor participation is impracticable.

This may occur whenever the Chief Procurement Officer determines that for reasons of time, need, industry practices or standards not previously known by the Chief Procurement Officer, or such other extreme circumstances as may be deemed appropriate, such a Waiver is in the best interests of the City. This determination may be made in connection with a particular contract, whether before the contract is let for bid, during the bid or award process, before or during negotiation of the contract, or during the performance of the contract.

For all notifications required to be made by bidders, in situations where the Chief Procurement Officer has determined that time is of the essence, documented telephone contact may be substituted for letter contact.

6.6. Procedure to Determine Bid Compliance

A bid may be rejected as non-responsive if it fails to submit one or more of the following with its bid demonstrating its Good Faith Efforts to meet the Contract Specific Goals by reaching out to MBEs, WBEs, and VBEs to perform work on the contract:

- MBE/WBE and VBE compliance plans demonstrating how the bidder plans to meet the Contract Specific Goals; and/or
- A request for reduction or waiver of the Contract Specific Goals as set forth in Section 6.5 of these Regulations. Please note that bidders must submit Schedule C's and D's demonstrating to what extent bidder is able to meet the Contract Specific Goals even if the Bidder submits a request for reduction or waiver or the Contract Specific Goals.

In the case of a bid utilizing the "Bid Incentive to Encourage MBE and WBE Utilization" pursuant to MCC 2-92-525(b)(2), failure to submit an MBE/WBE compliance plan demonstrating how the bidder plans to meet the Contract Specific Goal to which the bidder has committed will not result in rejection of the bid, but the bidder may be found ineligible for the bid incentive.

Except as provided in MCC 2-92-525(b)(2), only compliance plans utilizing MBE, WBE, and VBE firms that meet BOTH the Commercially Useful Function and Area of Specialty requirements will be counted toward the Contract Specific Goals.

The following Schedules and described documents constitute the bidder's MBE/WBE proposal, and must be submitted in accordance with the guidelines stated:

(1) **Schedule C-1: Letter of Intent from MBE/WBE to Perform as Subcontractor, Supplier and/or Consultant.**
The bidder must submit the appropriate Schedule C-1 with the bid for each MBE and WBE included on the Schedule D-1. Suppliers must submit the Schedule C-1 for Suppliers, first tier subcontractors must submit a Schedule C-1 for Subcontractors to the Prime Contractor and second or lower tier subcontractors must submit a Schedule C-1 for second tier Subcontractors. Each Schedule C-1 must be executed by each MBE and WBE and accurately detail the work to be performed by the MBE or WBE and the agreed upon rates/prices. Each Schedule C must also include a separate sheet as an attachment on which the MBE or WBE fully describes its proposed scope of work, including a description of the commercially useful function being performed by the MBE or WBE in its Area of Specialty. If a facsimile copy of the Schedule C-1 has been submitted with the bid, an executed original Schedule C-1 must be submitted by the bidder for each MBE and WBE included on the Schedule D-1 within five business days after the date of the bid opening.

Failure to submit a completed Schedule C-1 in accordance with this section shall entitle the City to deem the bid/proposal non-responsive and therefore reject the bid/proposal.

(2) **Letters of Certification.**
A copy of each proposed MBE/WBE firm's current Letter of Certification from the City of Chicago or Cook County Illinois, must be submitted with the bid/proposal. All Letters of Certification issued by the City of Chicago and Cook County include a statement of the MBE/WBE firm's Area of Specialty. The MBE/WBE firm's scope of work, as detailed by their Schedule C-1, must conform to their stated Area of Specialty. Letters of Certification for firms that the City or Cook County has found ineligible or has decertified will not be accepted.

(3) **Schedule B: Affidavit of Joint Venture, and Joint Venture Agreements (if applicable).**
If the bidder's MBE/WBE proposal includes the participation of a MBE/WBE as joint venture on any tier (either as the bidder or as a subcontractor), the bidder must provide a copy of the joint venture agreement and a Schedule B along with all other requirements listed in Section 6.3, "Joint Ventures," above. In order to demonstrate the MBE/WBE partner's share in the ownership, control, management responsibilities, risks and profits of the joint venture, the

proposed joint venture agreement must include specific details related to: (1) contributions of capital and equipment; (2) work responsibilities or other performance to be undertaken by the MBE/WBE; and (3) the commitment of management, supervisory and operative personnel employed by the MBE/WBE to be dedicated to the performance of the contract. The joint venture agreement must also clearly define each partner's authority to contractually obligate the joint venture and each partner's authority to expend joint venture funds (e.g., check signing authority).

(4) Schedule D-1: Required Schedules Regarding MBE/WBE Utilization

Bidders must submit, together with the bid, a completed Schedule D-1 committing them to the utilization of each listed MBE/WBE firm. Except in cases where the bidder has submitted a request for a complete waiver of or variance from the MBE/WBE commitment in accordance with Section 6.5 "Reductions to or Waiver of MBE, WBE, and VBE Goals" herein, the bidder must commit to the expenditure of a specific dollar amount of participation by each MBE/WBE firm included on their Schedule D-1. The total dollar commitment to proposed MBEs must at least equal the MBE goal, and the total dollar commitment to proposed WBEs must at least equal the WBE goal. Bidders are responsible for calculating the dollar equivalent of the MBE and WBE goals as percentages of their total base bids or in the case of Term Agreements, depends upon requirements agreements and blanket agreements, as percentages of the total estimated usage. All commitments made by the bidder's Schedule D-1 must conform to those presented in the submitted Schedule C-1. Bidders shall not be permitted to add MBEs or WBEs after bid opening to meet the Contract Specific Goals, however, contractors are encouraged to add additional MBE/WBE vendors to their approved compliance plan during the performance of the contract when additional opportunities for participation are identified. Except in cases where substantial and documented justification is provided, as determined by the Chief Procurement Officer in her sole discretion, bidders will not be allowed to reduce the dollar commitment made to any MBE or WBE in order to achieve conformity between the Schedules C-1 and D-1.

All commitments for joint venture agreements must be delineated in the Schedule B.

(5) Application for Approval of Mentor Protégé Agreement

Any applications for City approval of a Mentor Protégé agreement must be included with the bid. If the application is not approved, the bidder must show that it has made good faith efforts to meet the contract specific goals.

The following Schedules and described documents constitute the bidder's VBE proposal, and must be submitted in accordance with the guidelines stated:

(1) Schedule C-V: Letter of Intent from VBE to Perform as Subcontractor, Supplier and/or Consultant.

The bidder must submit the appropriate Schedule C-V with the bid for each VBE included on the Schedule D-V. Suppliers must submit the Schedule C-V for Suppliers, first tier subcontractors must submit a Schedule C-V for Subcontractors to the Prime Contractor and second or lower tier subcontractors must submit a Schedule C-V for second tier Subcontractors. Each Schedule C-1 must be executed by each VBE and accurately detail the work to be performed by the VBE and the agreed upon rates/prices. Each Schedule C must also include a separate sheet as an attachment on which the VBE fully describes its proposed scope of work, including a description of the commercially useful function being performed by the VBE in its Area of Specialty. If a facsimile copy of the Schedule C-V has been submitted with the bid, an executed original Schedule C-V must be submitted by the bidder for each VBE included on the Schedule D-1 within five business days after the date of the bid opening.

Failure to submit a completed Schedule C-V in accordance with this section shall entitle the City to deem the bid/proposal non-responsive and therefore reject the bid/proposal.

(2) Letters of Certification.

A copy of each proposed VBE firm's current VBE Letter of Certification from the City must be submitted with the bid/proposal. All VBE Letters of Certification issued by the City of Chicago include a statement of the VBE firm's Area of Specialty. The VBE firm's scope of work, as detailed by their Schedule C-V, must conform to their stated Area of Specialty. Letters of Certification for VBEs that the City has found to be ineligible or decertified will not be accepted.

(3) Schedule B: Affidavit of Joint Venture, and Joint Venture Agreements (if applicable).

If the bidder's VBE proposal includes the participation of a VBE as joint venture on any tier (either as the bidder or as a subcontractor), the bidder must provide a copy of the joint venture agreement and a Schedule B along with all other requirements listed in Section 6.3, "Joint Ventures," above. In order to demonstrate the VBE partner's share in the ownership, control, management responsibilities, risks and profits of the joint venture, the proposed joint venture agreement must include specific details related to: (1) contributions of capital and equipment; (2) work responsibilities or other performance to be undertaken by the VBE; and (3) the commitment of management, supervisory and operative personnel employed by the VBE to be dedicated to the performance of the contract. The joint venture agreement must also clearly define each partner's authority to contractually obligate the joint venture and each partner's authority to expend joint venture funds (e.g., check signing authority).

(4) Schedule D-V: Required Schedules Regarding VBE Utilization

Bidders must submit, together with the bid, a completed Schedule D-V committing them to the utilization of each listed VBE firm. Except in cases where the bidder has submitted a request for a complete waiver of or variance from the VBE commitment in accordance with Section 6.5 "Regulations Governing Reductions to or Waiver of MBE, WBE, and VBE Goals" herein, the bidder must commit to the expenditure of a specific dollar amount of participation by each VBE firm included on their Schedule D-V. The total dollar commitment to proposed VBEs must at least equal the VBE goal. Bidders are responsible for calculating the dollar equivalent of the VBE goals as percentages of their total base bids or in the case of Term Agreements, depends upon requirements agreements and blanket agreements, as percentages of the total estimated usage. All commitments made by the bidder's Schedule D-V must conform to those presented in the submitted Schedule C-V. Bidders shall not be permitted to add VBEs after bid opening to meet the Contract Specific Goals, however, contractors are encouraged to add additional VBE vendors to their approved compliance plan during the performance of the contract when additional opportunities for participation are identified. Except in cases where substantial and documented justification is provided, bidders will not be allowed to reduce the dollar commitment made to any VBE in order to achieve conformity between the Schedules C-V and D-V.

All commitments for joint venture agreements must be delineated in the Schedule B.

6.7. Reporting Requirements During the Term of the Contract

a. The Contractor will, not later than thirty (30) calendar days from the award of a contract by the City, execute formal contracts or purchase orders with the MBEs, WBEs, and VBEs included in their approved MBE/WBE and VBE Utilization Plans. These written agreements will be made available to the Chief Procurement Officer upon request.

b. The Contractor will be responsible for reporting payments to all subcontractors on a monthly basis in the form of an electronic report. Upon the first payment issued by the City of Chicago to the contractor for services performed, on the first day of each month and every month thereafter, email and or fax audit notifications will be sent out to the Contractor with instructions to report payments that have been made in the prior month to each subcontractor. The reporting of payments to all subcontractors must be entered into the Certification and Compliance Monitoring System (C2), or whatever reporting system is currently in place, on or before the fifteenth (15th) day of each month.

c. Once the prime Contractor has reported payments made to each subcontractor, including zero dollar amount payments, the subcontractor will receive an email and or fax notification requesting them to log into the system and confirm payments received. All monthly confirmations must be reported on or before the 20th day of each month. Contractor and subcontractor reporting to the C2 system must be completed by the 25th of each month or payments may be withheld.

d. All subcontract agreements between the contractor and MBE/WBE/VBE firms or any first tier non-certified firm and lower tier MBE/WBE/VBE firms must contain language requiring the MBE/WBE/VBE to respond to email and/or fax notifications from the City of Chicago requiring them to report payments received for the prime or the non-certified firm.

Access to the Certification and Compliance Monitoring System (C2), which is a web based reporting system, can be found at: https://chicago.mwdbe.com

e. The Chief Procurement Officer or any party designated by the Chief Procurement Officer, shall have access to the contractor's books and records, including without limitation payroll records, tax returns and records and books of account, to determine the contractor's compliance with its commitment to MBE, WBE, and VBE participation and the status of any MBE, WBE, or VBE performing any portion of the contract. This provision shall be in addition to, and not a substitute for, any other provision allowing inspection of the contractor's records by any officer or official of the City for any purpose.

f. The Contractor shall maintain records of all relevant data with respect to the utilization of MBEs, WBEs, and VBEs, retaining these records for a period of at least five years after project closeout. Full access to these records shall be granted to City, federal or state authorities or other authorized persons.

6.8. Changes to Compliance Plans

6.8.1. Permissible Basis for Change Required

No changes to the MBE/WBE or VBE Compliance Plan or contractual MBE, WBE, and VBE commitments or substitution of MBE, WBE, or VBE subcontractors may be made without the prior written approval of the Contract Compliance Officer. Unauthorized changes or substitutions, including performing the work designated for a subcontractor with the contractor's own forces, shall be a violation of these Special Conditions and a breach of the contract with the City, and may cause termination of the executed Contract for breach, and/or subject the bidder or contractor to contract remedies or other sanctions. The facts supporting the request for changes must not have been known nor reasonably could have been known by the parties prior to entering into the subcontract. Bid shopping is prohibited. The bidder or contractor must negotiate with the subcontractor to resolve the problem. If requested by either party, the Department of Procurement Services shall facilitate such a meeting. Where there has been a mistake or disagreement about the scope of work, the MBE, WBE, or VBE can be substituted only where an agreement cannot be reached for a reasonable price for the correct scope of work.

Substitutions of an MBE, WBE, or VBE subcontractor shall be permitted only on the following basis:

a) Unavailability after receipt of reasonable notice to proceed;

b) Failure of performance;

c) Financial incapacity;

d) Refusal by the subcontractor to honor the bid or proposal price or scope;

e) Mistake of fact or law about the elements of the scope of work of a solicitation where a reasonable price cannot be agreed;

f) Failure of the subcontractor to meet insurance, licensing or bonding requirements;

g) The subcontractor's withdrawal of its bid or proposal; or

h) De-certification of the subcontractor as an MBE, WBE, or VBE (graduation from the MBE/WBE or VBE program does not constitute de-certification).

i) Termination of a Mentor Protégé Agreement.

6.8.2. Procedure for Requesting Approval
If it becomes necessary to substitute an MBE ,WBE, or VBE or otherwise change the Compliance Plan, the procedure will be as follows:

a) The bidder or contractor must notify the Contract Compliance Officer and Chief Procurement Officer in writing of the request to substitute an MBE, WBE, or VBE or otherwise change the Compliance Plan. The request must state specific reasons for the substitution or change. A letter from the MBE, WBE, or VBE to be substituted or affected by the change stating that it cannot perform on the contract or that it agrees with the change in its scope of work must be submitted with the request.

b) The City will approve or deny a request for substitution or other change within 15 business days of receipt of the written request.

c) Where the bidder or contractor has established the basis for the substitution to the satisfaction of the Chief Procurement Officer, it must make Good Faith Efforts to meet the Contract Specific Goal by substituting an MBE, WBE, or VBE subcontractor. Documentation of a replacement MBE, WBE, or VBE, or of Good Faith Efforts, must meet the requirements in section 6.5. If the MBE, WBE, or VBE Contract Specific Goal cannot be reached and Good Faith Efforts have been made, as determined by the Chief Procurement Officer, the bidder or contractor may substitute with a non-MBE, non-WBE, or non-VBE.

d) If a bidder or contractor plans to hire a subcontractor for any scope of work that was not previously disclosed in the Compliance Plan, the bidder or contractor must obtain the approval of the Chief Procurement Officer to modify the Compliance Plan and must make Good Faith Efforts to ensure that MBEs or WBEs have a fair opportunity to bid on the new scope of work.

e) A new subcontract must be executed and submitted to the Contract Compliance Officer within five business days of the bidder's or contractor's receipt of City approval for the substitution or other change.

The City shall not be required to approve extra payment for escalated costs incurred by the contractor when a substitution of subcontractors becomes necessary to comply with MBE/WBE/VBE contract requirements.

6.9. Non-Compliance and Damages
Without limitation, the following shall constitute a material breach of this contract and entitle the City to declare a default, terminate the contract, and exercise those remedies provided for in the contract, at law or in equity: (1) failure to demonstrate Good Faith Efforts, except in the case of a contract where a bid incentive under MCC 2-92-525 was taken into consideration in the award; and (2) disqualification as a MBE, WBE, or

VBE of the contractor or any joint venture partner, subcontractor or supplier if its status as an MBE, WBE, or VBE was a factor in the award of the contract and such status was misrepresented by the contractor.

Payments due to the contractor may be withheld until corrective action is taken.

Pursuant to MCC 2-92-445, 2-92-925 or 2-92-740, as applicable, remedies or sanctions may include a penalty in the amount of the discrepancy between the amount of the commitment in the Compliance Plan, as such amount may be amended through change orders or otherwise over the term of the contract, and the amount paid to MBEs or WBEs, and disqualification from contracting or subcontracting on additional City contracts for up to three years. The consequences provided herein shall be in addition to any other criminal or civil liability to which such entities may be subject.

The contractor shall have the right to protest the final determination of non-compliance and the imposition of any penalty by the Chief Procurement Officer pursuant to MCC 2-92-445 or 2-92-740, within 15 business days of the final determination.

In the case of a in the case of a contract for which a bid incentive under MCC 2-92-525 was taken into consideration in the award, any contractor that has failed to retain the percentage of MBE or WBE subcontractor committed to in order for the bid incentive to be allocated will be fined an amount equal to three times the amount of the bid incentive allocated, unless the contractor can demonstrate that due to circumstances beyond the contractor's control, the contractor for good cause was unable to retain the percentage of MBE or WBE subcontractors throughout the duration of the contract period.

6.10. Arbitration

a) In the event a contractor has not complied with the contractual MBE/WBE/VBE percentages in its Schedule D-1 and/or D-V, underutilization of MBEs/WBEs/VBEs shall entitle the affected MBE/WBE to recover from the contractor damages suffered by such entity as a result of being underutilized; provided, however, that this provision shall not apply to the extent such underutilization occurs pursuant to a waiver or substitution approved by the City. Any disputes between the contractor and such affected MBEs/WBEs regarding damages shall be resolved by binding arbitration before an independent arbitrator other than the City, with reasonable expenses, including attorney's fees, being recoverable by a prevailing MBE/WBE/VBE in accordance with these regulations. This provision is intended for the benefit of any MBE/WBE/VBE affected by underutilization and grants such entity specific third party beneficiary rights. Any rights conferred by these Regulations are non-waivable and take precedence over any agreement to the contrary, including but not limited to those contained in a subcontract, suborder, or communicated orally between a contractor and an MBE/WBE/VBE.

b) An MBE/WBE/VBE desiring to arbitrate shall contact the contractor in writing to initiate the arbitrative process. Except as otherwise agreed to in writing by the affected parties subject to the limitation contained in the last sentence of the previous paragraph, within ten (10) calendar days of the contractor receiving notification of the intent to arbitrate from the MBE/WBE/VBE the above-described disputes shall be arbitrated in accordance with the Commercial Arbitration Rules of the American Arbitration Association (AAA), a not-for-profit agency, with an office at 225 North Michigan Avenue, Suite 2527, Chicago, Illinois 60601-7601 [Phone: (312) 616-6560; Fax: (312) 819-0404]. All such arbitrations shall be initiated by the MBE/WBE/VBE filing a demand for arbitration with the AAA; shall be conducted by the AAA; and held in Chicago, Illinois.

c) All arbitration fees are to be paid pro rata by the parties, however, that the arbitrator is authorized to award reasonable expenses, including attorney and arbitrator fees, as damages to a prevailing MBE/WBE/VBE.

d) The MBE/WBE/VBE must send the City a copy of the Demand for Arbitration within ten (10) calendar days after it is filed with the AAA. The MBE/WBE also must send the City a copy of the decision of the

arbitrator within ten (10) calendar days of receiving such decision. Judgment upon the award rendered by the arbitrator may be entered in any court of competent jurisdiction.

6.11. Equal Employment Opportunity

Compliance with the MBE and WBE requirements set forth in these Regulations will not diminish or supplant equal employment opportunity and civil rights provisions as required by law.

6.12. Attachments and Schedules

The following attachments and schedules follow:

- Attachment B: Sample Format for Requesting Assist Agency Comments on Bidder's Request for Reduction or Waiver of MBE/WBE/VBE Goals
- Schedule B: Affidavit of Joint Venture (MBE/WBE)
- Schedule C-1: Letter of Intent From MBE/WBE To Perform As Subcontractor, Supplier and/or Consultant
- Schedule D-1: Compliance Plan Regarding MBE/WBE Utilization
- Schedule C-V: Letter of Intent from VBE to Perform as Subcontractor, Supplier, and/or Consultant
- Schedule D-V: Compliance Plan Regarding VBE Utilization

Note: Attachment A: Assist Agencies may be found at the DPS website.

Attachment B – Sample Format for Requesting Assist Agency Comments on Bidder's Request for Reduction or Waiver of MBE/WBE/VBE Goals

On Bidder/Proposer's Letterhead – SEND TO THE ASSIST AGENCIES – DO NOT SEND TO THE CITY

RETURN RECEIPT REQUESTED

(Date)

Specification No.: 1209658
Project Description: Emergency Power Platform Maintenance/Sustainment of Monitoring Systems Quality Assurance, Quality Control (QAQC) Monitoring of Pharmaceutical Storage Facilities, and Inventory Management Systems (IMS) Sustainment/Hosting Services

(Assist Agency Name and Address – **SEND TO THE ASSIST AGENCIES – DO NOT SEND TO THE CITY**)

Dear __________________________:

___________________ (Bidder/Proposer) intends to submit a bid/proposal in response to the above referenced specification with the City of Chicago. Bids are due _____________ advertised specification with the City of Chicago.

The following areas have been identified for subcontracting opportunities on both a direct and indirect basis:

____

____

____

Our efforts to identify potential subcontractors have not been successful in order to meet the Minority/Women/Veteran Business Enterprise contract goals. **Due to the inability to identify an appropriate MBE/WBE/VBE firm certified by the City of Chicago to participate as a subcontractor or joint venture partner, a request for the waiver of the contract goals will be submitted.** If you are aware of such a firm, please contact

____
Name of Company Representative at Address/Phone

within (10) ten business days of receipt of this letter.

Under the City of Chicago's MBE/WBE/VBE Programs, your agency is entitled to comment upon this waiver request to the City of Chicago. Written comments may be directed within ten (10) working days of your receipt of this letter to:

Compliance Deputy Procurement Officer
Department of Procurement Services
City of Chicago
121 North La Salle Street, Room 806
Chicago, Illinois 60602

If you wish to discuss this matter, please contact the undersigned at ____________________.

Sincerely,

Schedule B – Affidavit of Joint Venture

On Bidder/Proposer's Letterhead – SEND TO THE ASSIST AGENCIES – DO NOT SEND TO THE CITY

RETURN RECEIPT REQUESTED

(Date)

Specification No.: 1209658
Project Description: Emergency Power Platform Maintenance/Sustainment of Monitoring Systems Quality Assurance, Quality Control (QAQC) Monitoring of Pharmaceutical Storage Facilities, and Inventory Management Systems (IMS) Sustainment/Hosting Services

(Assist Agency Name and Address – **SEND TO THE ASSIST AGENCIES – DO NOT SEND TO THE CITY**)

Dear ___________________________:

____________________ (Bidder/Proposer) intends to submit a bid/proposal in response to the above referenced specification with the City of Chicago. Bids are due ______________ advertised specification with the City of Chicago.

The following areas have been identified for subcontracting opportunities on both a direct and indirect basis:

____

____

____

Our efforts to identify potential subcontractors have not been successful in order to meet the Minority/Women/Veteran Business Enterprise contract goals. **Due to the inability to identify an appropriate MBE/WBE/VBE firm certified by the City of Chicago to participate as a subcontractor or joint venture partner, a request for the waiver of the contract goals will be submitted.** If you are aware of such a firm, please contact

____
Name of Company Representative at Address/Phone

within (10) ten business days of receipt of this letter.

Under the City of Chicago's MBE/WBE and VBE Programs, your agency is entitled to comment upon this waiver request to the City of Chicago. Written comments may be directed within ten (10) working days of your receipt of this letter to:

Jacquelyn Charleston
Deputy Procurement Officer
Department of Procurement Services
City of Chicago
121 North La Salle Street, Room 806
Chicago, Illinois 60602

If you wish to discuss this matter, please contact the undersigned at _____________________.

Sincerely,

Schedule B – Affidavit of MBE/WBE/VBE Joint Venture

This form need not be submitted if all venturers are MBEs, WBEs, and/or WBEs (as applicable). In such a case, however, a written joint venture agreement among the MBE, WBE, and VBE venturers must be submitted. In all proposed ventures, each MBE, WBE, and/or VBE venture must submit a copy of their current Letter of Certification.

All information requested on this schedule must be answered in the spaces provided. Do not refer to your joint venture agreement except to expand on answers provided on this form. If additional space is required, attach additional sheets. **In all proposed joint ventures, each MBE, WBE, and/or VBE venturer must submit a copy of its current Letter of Certification**.

I. Name of joint venture: ______________________________

Address: ______________________________

Telephone number of joint venture: ______________________________

II. Email address: ______________________________

Name of non-MBE/WBE/VBE venturer: ______________________________

Address: ______________________________

Telephone number: ______________________________

Email address: ______________________________

Contact person for matters concerning MBE/WBE/VBE compliance: ______________________________

III. Name of MBE/WBE/VBE venturer: ______________________________

Address: ______________________________

Telephone number: ______________________________

Email address: ______________________________

Contact person for matters concerning MBE/WBE/VBE compliance: ______________________________

IV. Describe the role(s) of the MBE, WBE, and/or VBE venturer(s) in the joint venture: ______________________________

____

____

____

____

V. Attach a copy of the joint venture agreement.

In order to demonstrate the MBE, WBE, and/or VBE joint venture partner's share in the capital contribution, control, management, risks and profits of the joint venture is equal to its ownership interest, the proposed joint venture agreement must include specific details related to: (1) the contributions of capital, personnel and equipment and share of the costs of bonding and insurance; (2) work items to be performed by the MBE/WBE/VBE's own forces; (3) work items to be performed under the supervision of the MBE/WBE/VBE venturer; and (4) the commitment of management, supervisory and operative personnel employed by the MBE/WBE/VBE to be dedicated to the performance of the project.

VI. Ownership of the Joint Venture.

A. What is the percentage(s) of MBE/WBE/VBE ownership of the joint venture?

MBE/WBE/VBE ownership percentage(s) ________________________

Non-MBE/WBE/VBE ownership percentage(s) ___________________________________

B. Specify MBE/WBE/VBE percentages for each of the following (provide narrative descriptions and other details as applicable):

1. Profit and loss sharing: ____

2. Capital contributions:

a. Dollar amounts of initial contribution:__________________________________

b. Dollar amounts of anticipated on-going contributions:_____________________

3. Contributions of equipment (Specify types, quality and quantities of equipment to be provided by each venturer):____
____
____
____

4. Other applicable ownership interests, including ownership options or other agreements which restrict or limit ownership and/or control:____
____
____
____

5. Provide copies of <u>all</u> written agreements between venturers concerning this project.

6. Identify each current City of Chicago contract and each contract completed during the past two years by a joint venture of two or more firms participating in this joint venture:

____
____
____

VII. Control of and Participation in the Joint Venture.

Identify by name and firm those individuals who are, or will be, responsible for, and have the authority to engage in the following management functions and policy decisions. Indicate any limitations to their authority such as dollar limits and co-signatory requirements:

A. Joint venture check signing:

____
____
____

B. Authority to enter contracts on behalf of the joint venture:

____
____
____
____

C. Signing, co-signing and/or collateralizing loans:

D. Acquisition of lines of credit:

E. Acquisition and indemnification of payment and performance bonds:

F. Negotiating and signing labor agreements:

G. Management of contract performance. (Identify by name and firm only):

1. Supervision of field operations:____________________
2. Major purchases:____________________
3. Estimating:____________________
4. Engineering:____________________

VIII. Financial Controls of joint venture:

A. Which firm and/or individual will be responsible for keeping the books of account?

B. Identify the "managing partner," if any, and describe the means and measure of his/her compensation:

C. What authority does each venturer have to commit or obligate the other to insurance and bonding companies, financing institutions, suppliers, subcontractors, and/or other parties participating in the performance of this contract or the work of this project?

IX. State the approximate number of operative personnel by trade needed to perform the joint venture's work under this contract. Indicate whether they will be employees of the non-MBE/WBE/VBE firm, the MBE/WBE/VBE firm, or the joint venture.

Trade	Non-MBE/WBE/VBE Firm (Number)	MBE/WBE/VBE (Number)	Joint Venture (Number)

X. If <u>any</u> personnel proposed for this project will be employees of the joint venture:

A. Are <u>any</u> proposed joint venture employees currently employed by either venturer?

Currently employed by non-MBE/WBE/VBE venturer (number) _______

Employed by MBE/WBE/VBE venturer______

B. Identify by name and firm the individual who will be responsible for hiring joint venture employees:

____

C. Which venturer will be responsible for the preparation of joint venture payrolls:

____

XI. Please state any material facts of additional information pertinent to the control and structure of this joint venture.

____

____

____

____

The undersigned affirms that the foregoing statements are correct and include all material information necessary to identify and explain the terms and operations of our joint venture and the intended participation of each venturer in the undertaking. Further, the undersigned covenant and agree to provide to the City current, complete and accurate information regarding actual joint venture work and the payment therefore, and any proposed changes in any provision of the joint venture agreement, and to permit the audit and examination of the books, records and files of the joint venture, or those of each venturer relevant to the joint venture by authorized representatives of the City or the Federal funding agency.

Any material misrepresentation will be grounds for terminating any contract that may be awarded and for initiating action under federal or state laws concerning false statements.

Note: If, after filing this Schedule B and before the completion on the joint venture's work on the project, there is any change in the information submitted, the joint venture must inform the City of Chicago, either directly or through the prime contractor if the joint venture is a subcontractor.

________________________	________________________________
Name of MBE/WBE/VBE Partner Firm	Name of Non-MBE/WBE/VBE Partner Firm
_____________________	________________________________
Signature of Affiant	Signature of Affiant
___________________	________________________________
Name and Title of Affiant	Name and Title of Affiant
_________________	________________________________
Date	Date

On this _day of__________, 20 ____ , the above-signed officers

____,

(names of affiants)

personally appeared and, known to me be the persons described in the foregoing Affidavit, acknowledged that they executed the same in the capacity therein stated and for the purpose therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

____

Signature of Notary Public

My Commission Expires: _________________(Seal)

Schedule C-1: Letter of Intent From MBE/WBE To Perform As Subcontractor, Supplier and/or Consultant

FOR NON-CONSTRUCTION PROJECTS ONLY

SCHEDULE C-1

MBE/WBE Letter of Intent to Perform as a Subcontractor, Supplier, or Consultant

Project Name:________________________ Specification No.:________________________

From:____
(Name of MBE/WBE Firm)

To:____and the City of Chicago.
(Name of Prime Contractor)

The MBE or WBE status of the undersigned is confirmed by the attached City of Chicago or Cook County, Illinois Certification Letter. 100% MBE or WBE participation is credited for the use of a MBE or WBE "manufacturer." 60% participation is credited for the use of a MBE or WBE "regular dealer."

The undersigned is prepared to perform the following services in connection with the above-named project/contract. If more space is required to fully describe the MBE or WBE proposed scope of work and/or payment schedule, including a description of the commercially useful function being performed. Attach additional sheets as necessary:

____
____
____

The above described performance is offered for the following price and described terms of payment:

____
____
____

The undersigned will enter into a formal written agreement for the above work with you as a Prime Contractor, conditioned upon your execution of a contract with the City of Chicago, within three (3) business days of your receipt of a signed contract from the City of Chicago.

SUB-SUBCONTRACTING LEVELS

A zero (0) must be shown in each blank if the MBE or WBE will not be subcontracting any of the work listed or attached to this schedule.

________ % of the dollar value of the MBE or WBE subcontract that will be subcontracted to non MBE/WBE contractors.

________ % of the dollar value of the MBE or WBE subcontract that will be subcontracted to MBE or WBE contractors.

NOTICE: If any of the MBE or WBE scope of work will be subcontracted, list the name of the vendor and attach a brief explanation, description and pay item number of the work that will be subcontracted. MBE/WBE credit will not be given for work subcontracted to Non-MBE/WBE contractors, except for as allowed in the Special Conditions Regarding Minority Business Enterprise Commitment and Women Business Enterprise Commitment.

One or more owners or principals of the Prime Contractor (   ) does / (   ) does not have an ownership interest in the undersigned. Provide names of such individuals and their respective ownership percentages, or indicate "none." Attach additional sheets if necessary: ____

The undersigned has entered into a formal written mentor protégé agreement as a subcontractor/protégé with you as a Prime Contractor/mentor: (   ) Yes   (   ) No

NOTICE: THIS SCHEDULE AND ATTACHMENTS REQUIRE ORIGINAL SIGNATURES.

____
(Signature of President/Owner/CEO or Authorized Agent of MBE/WBE) (Date)

____
(Name/Title-Please Print)

____
(Email & Phone Number)

03/2019 Page 1 of 1

Schedule D-1: Compliance Plan Regarding MBE/WBE Utilization Affidavit of Prime Contractor

SCHEDULE D-1
Compliance Plan Regarding MBE/WBE Utilization
Affidavit of Prime Contractor

FOR NON-CONSTRUCTION PROJECTS ONLY

MUST BE SUBMITTED WITH THE BID. FAILURE TO SUBMIT THE SCHEDULE D-1 WILL CAUSE THE BID TO BE REJECTED. DUPLICATE AS NEEDED.

Project Name:____

Specification No.:____

In connection with the above captioned contract, I HEREBY DECLARE AND AFFIRM that I am a duly authorized representative of ____.
(Name of Prime Consultant/Contractor)

and that I have personally reviewed the material and facts set forth herein describing our proposed plan to achieve the MBE/WBE goals of this contract.

All MBE/WBE firms included in this plan have been certified as such by the City of Chicago and/or Cook County, Illinois (Letters of Certification Attached).

I. Direct Participation of MBE/WBE Firms:

NOTE: The bidder/proposer shall, in determining the manner of MBE/WBE participation, first consider involvement with MBE/WBE firms as joint venture partners, subcontractors, and suppliers of goods and services directly related to the performance of this contract.

A. If bidder/proposer is a joint venture and one or more joint venture partners are certified MBEs or WBEs, attach copies of Letters of Certification, Schedule B form and a copy of Joint Venture Agreement clearly describing the role of each MBE/WBE firm(s) and its ownership interest in the joint venture.

B. Complete this section for each MBE/WBE Subcontractor/Supplier/Consultant participating on this contract:

1. Name of MBE/WBE:____

   Address:____

   Contact Person:____

   Phone Number:____

   Dollar Value of Participation $____

   Percentage of Participation % ____

   Mentor Protégé Agreement (attach executed copy): ( ) Yes ( ) No Add'l Percentage Claimed:[1] ____%

   Total Participation % ________

2. Name of MBE/WBE:____

   Address:____

   Contact Person:____

[1] The Prime Contractor may claim an additional 0.5 percent participation credit (up to a maximum of five (5) percent) for every one (1) percent of the value of the contract performed by the MBE/WBE protégé firm.

Schedule D-1: Prime Contractor Affidavit-MBE/WBE Compliance Plan

Phone Number:____________________

Dollar Value of Participation $____________________

Percentage of Participation % ____________________

Mentor Protégé Agreement (attach executed copy): ( ) Yes ( ) No Add'l Percentage Claimed: ____%

Total Participation % ________

3. Name of MBE/WBE:____________________

   Address:____________________

   Contact Person:____________________

   Phone Number:____________________

   Dollar Value of Participation $____________________

   Percentage of Participation % ____________________

   Mentor Protégé Agreement (attach executed copy): ( ) Yes ( ) No Add'l Percentage Claimed: ____%

   Total Participation % ________

4. Name of MBE/WBE:____________________

   Address:____________________

   Contact Person:____________________

   Phone Number:____________________

   Dollar Value of Participation $____________________

   Percentage of Participation % ____________________

   Mentor Protégé Agreement (attach executed copy): ( ) Yes ( ) No Add'l Percentage Claimed: ____%

   Total Participation % ________

5. Attach Additional Sheets as Needed

II. Indirect Participation of MBE/WBE Firms

NOTE: This section need not be completed if the MBE/WBE goals have been met through the direct participation outlined in Section I. If the MBE/WBE goals have not been met through direct participation, Contractor is required to demonstrate Good Faith Efforts pursuant to the MBE/WBE Special Conditions in a request for a waiver or reduction of MBE/WBE goals. Indirect participation may be considered as part of such Good Faith Efforts in support of the requested waiver or reduction.

MBE/WBE Subcontractors/Suppliers/Consultants proposed to perform work or supply goods or services where such performance does not directly relate to the performance of this contract:

1. Name of MBE/WBE:____________________

   Address:____________________

   Contact Person:____________________

Schedule D-1: Prime Contractor Affidavit-MBE/WBE Compliance Plan

Phone Number:________________________________

Dollar Value of Participation $________________________________

Percentage of Participation % ________________________________

Mentor Protégé Agreement (attach executed copy): (   ) Yes   (   ) No   Add'l Percentage Claimed: ____%

Total Participation % ________

2. Name of MBE/WBE:________________________________

Address:________________________________

Contact Person:________________________________

Phone Number:________________________________

Dollar Value of Participation $________________________________

Percentage of Participation % ________________________________

Mentor Protégé Agreement (attach executed copy): (   ) Yes   (   ) No   Add'l Percentage Claimed: ____%

Total Participation % ________

3. Name of MBE/WBE:________________________________

Address:________________________________

Contact Person:________________________________

Phone Number:________________________________

Dollar Value of Participation $________________________________

Percentage of Participation % ________________________________

Mentor Protégé Agreement (attach executed copy): (   ) Yes   (   ) No   Add'l Percentage Claimed: ____%

Total Participation % ________

4. Name of MBE/WBE:________________________________

Address:________________________________

Contact Person:________________________________

Phone Number:________________________________

Dollar Value of Participation $________________________________

Percentage of Participation % ________________________________

Mentor Protégé Agreement (attach executed copy): (   ) Yes   (   ) No   Add'l Percentage Claimed: ____%

Total Participation % ________

5. Attach Additional Sheets as Needed

Schedule D-1: Prime Contractor Affidavit-MBE/WBE Compliance Plan

III. Summary of MBE/WBE Proposal

A. MBE Proposal **(Direct & Indirect)**

1. MBE Direct Participation

MBE Firm Name	Dollar Amount Participation ($)	Percent Amount Participation (%)
Total Direct MBE Participation		

2. MBE Indirect Participation

MBE Firm Name	Dollar Amount Participation ($)	Percent Amount Participation (%)
Total Indirect MBE Participation		

B. WBE Proposal **(Direct & Indirect)**

1. WBE Direct Participation

WBE Firm Name	Dollar Amount Participation ($)	Percent Amount Participation (%)
Total Direct WBE Participation		

2. WBE Indirect Participation

WBE Firm Name	Dollar Amount Participation ($)	Percent Amount Participation (%)
Total Indirect WBE Participation		

Schedule D-1: Prime Contractor Affidavit-MBE/WBE Compliance Plan

The Prime Contractor designates the following person as its MBE/WBE Liaison Officer:

____

(Name- Please Print or Type) (Phone)

One or more owners or principals of the Prime Contractor ( ) does / ( ) does not have an ownership interest in any MBE or WBE listed in this Schedule D. Provide names of such individuals and their respective ownership percentages, and identify the MBE/WBE firms in which such ownership is held, or indicate "none." Add additional sheets if necessary:

____

____

I DO SOLEMNLY DECLARE AND AFFIRM UNDER PENALTIES OF PERJURY THAT THE CONTENTS OF THE FOREGOING DOCUMENT ARE TRUE AND CORRECT, THAT NO MATERIAL FACTS HAVE BEEN OMITTED, AND THAT I AM AUTHORIZED ON BEHALF OF THE PRIME CONTRACTOR TO MAKE THIS AFFIDAVIT.

____

(Name of Prime Contractor – Print or Type) State of:________________________________

____________________________________ County of:________________________________

(Signature)

____

(Name/Title of Affiant – Print or Type)

____

(Date)

On this_____day of_________, 20____, the above signed officer ____________________________________
(Name of Affiant)

personally appeared and, known by me to be the person described in the foregoing Affidavit, acknowledged that (s)he executed the same in the capacity stated therein and for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and seal.

____
(Notary Public Signature)

SEAL:

Commission Expires:____________________________

Schedule C-V: VBE Letter of Intent To Perform As Subcontractor, Supplier and/or Consultant

SCHEDULE C-V

VBE Letter of Intent to Perform as a Subcontractor, Supplier, or Consultant

Project Name: ____ Specification No.:__________

From: ______________________________
(Name of VBE Firm)

To: ____ and the City of Chicago.
(Name of Prime Contractor)

The VBE status of the undersigned is confirmed by the attached City of Chicago Certification Letter. 100% VBE participation is credited for the use of a VBE "manufacturer." 60% participation is credited for the use of a VBE "regular dealer."

The undersigned is prepared to perform the following services in connection with the above-named project/contract. If more space is required to fully describe the VBE proposed scope of work and/or payment schedule, including a description of the commercially useful function being performed. Attach additional sheets as necessary:

____
____
____

The above described performance is offered for the following price and described terms of payment:

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____

The undersigned will enter into a formal written agreement for the above work with you as a Prime Contractor, conditioned upon your execution of a contract with the City of Chicago, within three (3) business days of your receipt of a signed contract from the City of Chicago.

SUB-SUBCONTRACTING LEVELS

A zero (0) must be shown in each blank if the VBE will not be subcontracting any of the work listed or attached to this schedule.

________% of the dollar value of the VBE subcontract that will be subcontracted to non VBE contractors.

________% of the dollar value of the VBE subcontract that will be subcontracted VBE contractors.

NOTICE: If any of the VBE scope of work will be subcontracted, list the name of the vendor and attach a brief explanation, description and pay item number of the work that will be subcontracted. VBE credit will not be given for work subcontracted to Non-VBE contractors, except for as allowed in the Special Conditions Regarding Minority Business Enterprise Commitment, Women Business Enterprise Commitment, and Veteran Business Enterprise Commitment.

One or more owners or principals of the Prime Contractor (   ) does / () does not have an ownership interest in the undersigned. Provide names of such individuals and their respective ownership percentages, or indicate "none." Attach additional sheets if necessary: ____

NOTICE: THIS SCHEDULE AND ATTACHMENTS REQUIRE ORIGINAL SIGNATURES.

______________________________ ______________
(Signature of President/Owner/CEO or Authorized Agent of VBE) (Date)

____
(Name/Title-Please Print)

____
(Email & Phone Number)

Schedule D-V: Compliance Plan Regarding VBE Utilization

MUST BE SUBMITTED WITH THE BID. FAILURE TO SUBMIT THE SCHEDULE D-V WILL CAUSE THE BID TO BE REJECTED. DUPLICATE AS NEEDED.

SCHEDULE D-V

Compliance Plan Regarding VBE Utilization

Project Name: ____

Specification No.:____

In connection with the above captioned contract, I HEREBY DECLARE AND AFFIRM that I am a duly authorized representative of ____ .
(Name of Prime Consultant/Contractor)

and that I have personally reviewed the material and facts set forth herein describing our proposed plan to achieve the VBE goals of this contract.

All VBE firms included in this plan have been certified as such by the City of Chicago (Letters of Certification Attached).

I Direct Participation of VBE Firms:

NOTE: The bidder/proposer shall, in determining the manner of VBE participation, first consider involvement with VBE firms as joint venture partners, subcontractors, and suppliers of goods and services directly related to the performance of this contract.

A. If bidder/proposer is a joint venture and one or more joint venture partners are certified VBEs, attach copies of Letters of Certification, Schedule B form and a copy of Joint Venture Agreement clearly describing the role of each VBE firm(s) and its ownership interest in the joint venture.

B. Complete this section for each VBE Subcontractor/Supplier/Consultant participating on this contract:

1. Name of VBE: ____

   Address: ____

   Contact Person: ____

   Phone Number: ____

   Dollar Value of Participation $ ____

   Percentage of Participation % ____

2. Name of VBE: ____

   Address: ____

Contact Person: ______________________________

Phone Number: ______________________________

Dollar Value of Participation $ ______________________________

Percentage of Participation % ______________________________

3. Name of VBE: ______________________________

   Address: ______________________________

   Contact Person: ______________________________

   Phone Number: ______________________________

   Dollar Value of Participation $ ______________________________

   Percentage of Participation % ______________________________

4. Name of VBE: ______________________________

   Address: ______________________________

   Contact Person: ______________________________

   Phone Number: ______________________________

   Dollar Value of Participation $ ______________________________

   Percentage of Participation % ______________________________

Add additional sheets if necessary

II. Indirect Participation of VBE Firms

NOTE: This section need not be completed if the VBE goals have been met through the direct participation outlined in Section I. If the VBE goals have not been met through direct participation, Contractor is required to demonstrate Good Faith Efforts pursuant to the VBE Special Conditions in a request for a waiver or reduction of VBE goals. Indirect participation may be considered as part of such Good Faith Efforts in support of the requested waiver or reduction.

VBE Subcontractors/Suppliers/Consultants proposed to perform work or supply goods or services where such performance does not directly relate to the performance of this contract:

1. Name of VBE: ______________________________

   Address: ______________________________

   Contact Person: ______________________________

Phone Number: ___

Dollar Value of Participation $ ___

Percentage of Participation % ___

2. Name of VBE: ___

   Address: ___

   Contact Person: ___

   Phone Number: ___

   Dollar Value of Participation $ ___

   Percentage of Participation % ___

3. Name of VBE: ___

   Address: ___

   Contact Person: ___

   Phone Number: ___

   Dollar Value of Participation $ ___

   Percentage of Participation % ___

4. Name of VBE: ___

   Address: ___

   Contact Person: ___

   Phone Number: ___

   Dollar Value of Participation $ ___

   Percentage of Participation % ___

Add additional sheets if necessary

II. Summary of VBE Proposal

A. VBE Proposal

1. VBE Direct Participation

VBE Firm Name	Dollar Amount Participation ($)	Percent Amount Participation (%)
Total Direct Participation		

2. VBE Indirect Participation

VBE Firm Name	Dollar Amount Participation ($)	Percent Amount Participation (%)
Total Indirect Participation		

The Prime Contractor designates the following person as its VBE Liaison Officer:

______________________________ ______________________________

(Name- Please Print or Type) (Phone)

One or more owners or principals of the Prime Contractor ( ) does / ( ) does not have an ownership interest in any VBE listed in this Schedule D.

Provide names of such individuals and their respective ownership percentages, and identify the VBE firms in which such ownership is held, or indicate "none." Add additional sheets if necessary: ____________________________________

____

I DO SOLEMNLY DECLARE AND AFFIRM UNDER PENALTIES OF PERJURY THAT THE CONTENTS OF THE FOREGOING DOCUMENT ARE TRUE AND CORRECT, THAT NO MATERIAL FACTS HAVE BEEN OMITTED, AND THAT I AM AUTHORIZED ON BEHALF OF THE PRIME CONTRACTOR TO MAKE THIS AFFIDAVIT.

____

(Name of Prime Contractor – Print or Type) State of:_____________________________________

____ County of:____________________________________

(Signature)

____

(Name/Title of Affiant – Print or Type)

____

(Date)

On this_____day of_________, 20_____, the above signed officer

____

(Name of Affiant)

personally appeared and, known by me to be the person described in the foregoing Affidavit, acknowledged that (s)he executed the same in the capacity stated therein and for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and seal.

____

(Notary Public Signature)

SEAL:

Commission Expires:______________________________

ARTICLE 7. INSURANCE REQUIREMENTS

The Contractor must provide and maintain for the life of this Contract and at Contractor's own expense, until Contract completion and during the time period following final completion if Contractor is required to return and perform any additional work, the insurance coverage and requirements specified below, insuring all operations related to the Contract.

7.1. Insurance to be Provided

7.1.1. Workers Compensation and Employers Liability (Primary and Umbrella)

Workers Compensation Insurance, as prescribed by applicable law covering all employees who are to provide work, services or operations under this Agreement and Employers Liability coverage with limits of not less than $1,000,000 each accident; $1,000,000 disease-policy limit; and $1,000,000 disease each employee, or the full per occurrence limits of the policy, whichever is greater.

Contractor may use a combination of primary and excess/umbrella policy/policies to satisfy the limits of liability required herein. The excess/umbrella policy/policies must provide the same coverages/follow form as the underlying policy/policies.

7.1.2. Commercial General Liability (Primary and Umbrella)

Commercial General Liability Insurance or equivalent must be maintained with limits of not less than $1,000,000 per occurrence, or the full per occurrence limits of the policy, whichever is greater, for bodily injury, personal injury, and property damage liability. Coverages must include but not be limited to the following: All premises and operations, products/completed operations, separation of insureds, defense, and contractual liability (not to include Endorsement CG 21 39 or equivalent).

The City and other entities as required by City must be provided additional insured status with respect to liability arising out of Contractor's work, services or operations performed on behalf of the City. The City's additional insured status must apply to liability and defense of suits arising out of Contractor's acts or omissions, whether such liability is attributable to the Contractor or to the City on an additional insured endorsement form acceptable to the City. The full policy limits and scope of protection also will apply to the City as an additional insured, even if they exceed the City's minimum limits required herein. Contractor's liability insurance must be primary without right of contribution by any other insurance or self-insurance maintained by or available to the City.

Contractor may use a combination of primary and excess/umbrella policy/policies to satisfy the limits of liability required herein. The excess/umbrella policy/policies must provide the same coverages/follow form as the underlying policy/policies.

7.1.3. Automobile Liability (Primary and Umbrella)

When any motor vehicles (owned, non-owned and hired) are used in connection with work, services, or operations to be performed, Automobile Liability Insurance must be maintained by the Contractor with limits of not less than $1,000,000 per occurrence or the full per occurrence limits of the policy, whichever is greater, for bodily injury and property damage. The City is to be added as an additional insured on a primary, non-contributory basis.

Contractor may use a combination of primary and excess/umbrella policy/policies to satisfy the limits of liability required herein. The excess/umbrella policy/policies must provide the same coverages/follow form as the underlying policy/policies.

7.1.4. Excess/Umbrella

Excess/Umbrella Liability Insurance must be maintained with limits of not less than $5,000,000 per occurrence, or the full per occurrence limits of the policy, whichever is greater. The policy/policies must provide the same coverages/follow form as the underlying Commercial General Liability, Automobile Liability, Employers Liability and Completed Operations coverage required herein and expressly provide that the excess or umbrella policy/policies will drop down over reduced and/or exhausted aggregate limit, if any, of the underlying insurance. The Excess/Umbrella policy/policies must be primary without right of contribution by any other insurance or self-insurance maintained by or available to the City.

Contractor may use a combination of primary and excess/umbrella policies to satisfy the limits of liability required in sections 7.1.1, 7.1.2, 7.1.3 and 7.1.4 herein.

7.1.5. Errors & Omissions/Professional Liability

When any program management/training professionals/consultants, system engineers, electronic data processing (EDP) professionals including but not limited to system programmers, hardware and software designer/consultants or any other professional consultants perform Services in connection with this Contract, Professional Liability Insurance covering acts, errors, or omissions must be maintained with limits of not less than $2,000,000. When policies are renewed or replaced, the policy retroactive date must coincide with, or precede, start of work on the Contract. A claim-made policy which is not renewed or replaced must have an extended reporting period of two (2) years.

7.1.6. Valuable Papers

When any media, data, records, reports and other documents are produced or used under this Contract, Valuable Papers Insurance must be maintained in an amount to insure against any loss whatsoever and must have limits sufficient to pay for the re-creation and reconstruction of such records.

7.1.7. Cyber Liability

Cyber Liability must be maintained with limits of not less than $2,000,000 for each occurrence or claim. Coverage must include but not be limited to network security and privacy liability including computer or network system attacks (liability arising from the loss or disclosure of confidential information) privacy breach response coverage and costs, regulatory liability including fines and penalties, denial or loss of service, introduction, implantation, and/or spread of malicious software code, unauthorized access to or use of computer systems, theft of data, and no exclusion/restriction for unencrypted portable devices/media may be on the policy. The City must be named as an additional insured and if policy contains an insured vs insured exclusion, the exclusion must be amended and not be applicable to the City.

7.1.8. Property

The Contractor is responsible for all loss or damage to City property that are part of the Contract including Department of Health warehouse storage location, machinery including cooling equipment, vaccines, computer systems, materials or supplies at full replacement cost while in the care, custody and control of the Contractor and during maintenance and/or repairs of such property.

Contractor is responsible for all loss or damage to personal property (including materials, equipment, tools and supplies) owned, rented or used by Contractor.

7.2. Additional Requirements

Evidence of Insurance: Contractor must furnish the City, Chicago Department of Procurement Services, 121 N. LaSalle Street, Room 806, Chicago, IL. 60602, original certificates of insurance and additional insured endorsement, or other evidence of insurance, to be in force on the date of this Agreement, and renewal certificates of Insurance and endorsement, or such similar evidence, if the coverages have an expiration or renewal date occurring during the term of this Agreement. Contractor must submit evidence of insurance prior to execution of Agreement. The receipt of any certificate does not constitute agreement by the City that the insurance requirements in the Agreement have been fully met or that the insurance policies indicated on the certificate are in compliance with all requirements of Agreement. The failure of the City to obtain, nor the City's receipt of, or failure to object to a non-complying insurance certificate endorsement or other insurance evidence from Contractor its insurance broker(s) and/or insurer(s) will not be construed as a waiver by the City of any of the required insurance provisions. Contractor must advise all insurers of the Agreement provisions regarding insurance. The City in no way warrants that the insurance required herein is sufficient to protect Contractor for liabilities which may arise from or relate to the Agreement. The City reserves the right to obtain complete, certified copies of any required insurance policies at any time.

Failure to Maintain Insurance. Failure of the Contractor to comply with required coverage and terms and conditions outlined herein will not limit Consultant's liability or responsibility nor does it relieve Contractor of the obligation to provide insurance as specified in this Agreement. Nonfulfillment of the insurance conditions may constitute a violation of the Agreement, and the City retains the right to suspend this Agreement until proper evidence of insurance is provided, or the Agreement may be terminated.

Notice of Material Change, Cancellation or Non-Renewal. Contractor must provide for sixty (60) days prior written notice to be given to the City in the event coverage is substantially changed, canceled or non-renewed and ten (10) days prior written notice for non-payment of premium.

Deductibles and Self-Insured Retentions. Any deductibles or self-insured retentions on referenced insurance coverages must be borne by Consultant.

Waiver of Subrogation. Contractor hereby waives its rights and its insurer(s)' rights of and agrees to require their insurers to waive their rights of subrogation against the City under all required insurance herein for any loss arising from or relating to this Agreement. Contractor agrees to obtain any endorsement that may be necessary to affect this waiver of subrogation, but this provision applies regardless of whether or not the City received a waiver of subrogation endorsement for Consultant's insurer(s).

Contractor's Insurance Primary. All insurance required of Contractor under this Agreement shall be endorsed to state that Contractor's insurance policy is primary and not contributory with any insurance carrier by the City.

No Limitation as to Contractor's Liabilities. The coverages and limits furnished by Contractor in no way limit the Contractor's liabilities and responsibilities specified within the Agreement or by law.

No Contribution by City. Any insurance or self-insurance programs maintained by the City do not contribute with insurance provided by Contractor under this Agreement.

Insurance not Limited by Indemnification. The required insurance to be carried is not limited by any limitations expressed in the indemnification language in this Agreement or any limitation placed on the indemnity in this Agreement given as a matter of law. RFP for Emergency Power Platform Maintenance/Sustainment of Monitoring Systems Quality Assurance, Quality Control (QAQC) Monitoring of Pharmaceutical Storage Facilities, and Inventory Management Systems (IMS) Sustainment/Hosting Services Specification Number: 1209658 105

Insurance and Limits Maintained. If Contractor maintains higher limits and/or broader coverage than the minimums shown herein, the City requires and shall be entitled the higher limits and/or broader coverage maintained by Contractor. Any available insurance proceeds in excess of the specified minimum limits of insurance and coverage shall be available to the City.

Joint Venture or Limited Liability Company. If Contractor is a joint venture or limited liability company, the insurance policies must name the joint venture or limited liability company as a named insured.

Other Insurance obtained by Contractor. If Contractor desires additional coverages, the Contractor will be responsible for the acquisition and cost.

Insurance required of Subcontractors. Contractor shall name the Subcontractor(s) as a named insured(s) under Consultant's insurance or Contractor will require each Subcontractor(s) to provide and maintain Commercial General Liability, Commercial Automobile Liability, Worker's Compensation and Employers Liability Insurance and when applicable Excess/Umbrella Liability Insurance with coverage at least as broad as outlined in Section A, Insurance Required. The limits of coverage will be determined by Contractor. Contractor shall determine if Subcontractor(s) must also provide any additional coverage or other coverage outlined in Section A, Insurance Required. Contractor is responsible for ensuring that each Subcontractor has named the City as an additional insured where required on an additional insured endorsement form acceptable to the City. Contractor is also responsible for ensuring that each Subcontractor has complied with the required coverage and terms and conditions outlined in this Section B, Additional Requirements. When requested by the City, Contractor must provide to the City certificates of insurance and additional insured endorsements or other evidence of insurance. The City reserves the right to obtain complete, certified copies of any required insurance policies at any time. Failure of the Subcontractor(s) to comply with required coverage and terms and conditions outlined herein will not limit Consultant's liability or responsibility.

City's Right to Modify. Notwithstanding any provisions in the Agreement to the contrary, the City, Department of Finance, Risk Management Office maintains the right to modify, delete, alter or change these requirements.

ARTICLE 8. SIGNATURE PAGE

Contract Number: 191993

Specification Number: 1209658

Contractor (Vendor) Name: Cold Chain Technology Services, LLC

Total Amount (Value): $12,465,862.26

Fund Chargeable: 020-0U10-047-3829-0140 and 020-0U09-041-3819-0140 and various.

SIGNED at Chicago, Illinois:

CONTRACTOR:
COLD CHAIN TECHNOLOGY SERVICES,

By:

Name:

ts:

Attest:

State of County of

This i was acknowledged before me on 12-13-22 (date) by

as President and as Secretary of

(name of party on behalf of whom instrument

Commission

CITY

By:

2/10/2023

Date

2/10/2023

Date

2/10/2023

Officer Date

EXHIBITS

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